Collective Bargaining Agreement

NV Energy
6226 W Sahara Ave
Las Vegas, NV 89151-0001
(702) 402-5000

Effective 09/01/2011 – 01/31/2013

IBEW Local 396
3520 Boulder Highway
Las Vegas, NV 89121
(702) 457-3011

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Table of Contents

GENERAL

AGREEMENT...3

ARTICLE NO. 1      Introduction/Continuity of Service/Non-Discrimination...............................................................................................................................................................3

ARTICLE NO. 2     Union Security...5

ARTICLE NO. 3     Exclusive Functions of Management...6

ARTICLE NO. 4     Union Activity...7

ARTICLE NO. 5     Status of Employees...8

ARTICLE NO. 6     Working Hours and Rates of Pay...15

ARTICLE NO. 7     Seniority and Promotions...22

ARTICLE NO. 8     Grievance Procedure...25

ARTICLE NO. 9     Safety...27

ARTICLE NO. 10     Holidays...29

ARTICLE NO. 11     Vacations...31

ARTICLE NO. 12     Sick Leave/Disability...33

ARTICLE NO. 13     Employee Benefit Programs...38

ARTICLE NO. 14     Leaves of Absence...45

ARTICLE NO. 15     General Provisions...48

ARTICLE NO. 16     Working Rules...50

ARTICLE NO. 17     Term of Agreement...53

EXHIBIT III     Check Off Authorization...55

EXHIBIT IV    Temporary Layoff Provisions...56

CLERICAL

ARTICLE NO. 4     Union Activity...58

ARTICLE NO. 5     Status Designation...59

ARTICLE NO. 6     Working Hours and Rates of Pay...61

Alternative Shift Agreements     Four-Ten Hour Shift Schedule................................................................................................................................................................................67

EXHIBIT I           Job Classificaiton Description...69

TRANSMISSION & DISTRIBUTION

ARTICLE NO. 4     Union Activity...73

ARTICLE NO. 6     Working Hours and Rates of Pay...75

ARTICLE NO. 16     Working Rules...80

EXHIBIT I           Job Classificaiton Description...81

Alternative Shift Agreements     Four-Ten Hour Shift Schedule..............................................................................................................................................................................102

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION

ARTICLE NO. 4     Union Activity...104

ARTICLE NO. 6     Working Hours and Rates of Pay...105

ARTICLE NO. 16     Working Rules...119

EXHIBIT I           Job Classificaiton Description...120

LOA                             Charles lenzie/Harry Allen Complex Agreement......................................................................................................................................................................132

LOA                             Electric System Control Center Operators...............................................................................................................................................................................138

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

AGREEMENT

This Agreement, made and entered into as of September 1, 2011, by and between NV Energy, a corporation, hereinafter referred to as the Company, and Local Union No. 396 of the International Brotherhood of Electrical Workers, an affiliate of the A.F.L./C.I.O., hereinafter referred to as the Union.

WITNESSETH

Whereas, for the purpose of facilitating the peaceful adjustments of differences that may arise from time to time between the parties hereto, and to promote harmony and efficiency to the end that the Company, the Union and the general public may mutually benefit. Now therefore, in consideration of the provisions, covenants and conditions herein contained, the parties hereto agree as follows, to-wit:

ARTICLE NO. 1
Introduction / Continuity of Service / Non-Discrimination

1.1
INTRODUCTION:  The Company, in Clark and Nye counties, in the state of Nevada, a public utility engaged in the service of generating, transmitting and distributing electric power and energy, hereby recognizes Local Union No. 396 of the International Brotherhood of Electrical Workers, A.F.L./C.I.O., as the exclusive bargaining agent for its employees who are employed in Customer Service, Districts, Material/Warehousing, Reprographic Services, Mail Room/Receiving Departments, Lines, Fleet Services, Meter Services, Communications, Materials, Generation, Substations, and Survey Organizations  excluding all supervisory, confidential and professional employees within the meaning of the National Labor Relations Act, such covered employees more specifically defined in Exhibit I (CLASSIFICATION DESCRIPTIONS), for the purpose of collective bargaining with respect to rates of pay, wages, hours of employment and other conditions of employment which may be subject to collective bargaining.

1.2
CONTINUITY OF SERVICE:  It is mutually recognized that the interest of the Company, the Union and the welfare of the general public, requires the continuous rendering of service by the Company, and the parties agree that recognition of such obligations of continuous service is imposed upon both the Company and its employees.

The Company, to facilitate the continuous performance of such service, agrees to meet with the Business Manager of the Union or his designated representative in reference to any matter within the scope of the Agreement, and agrees that it will cooperate with the Union in its efforts to promote harmony and efficiency among all of the employees of the Company.

The Union agrees that the employees covered by this Agreement, will not be called upon or permitted to cease or abstain from the continuous performance of the duties pertaining to the positions held by them with the Company. The Company agrees to do nothing to provoke interruption of or to prevent such continuity of performance as required in the normal and usual operations of the Company's property. It is mutually agreed that any difference that may arise between the above parties shall be settled in the manner hereinafter provided.

The Union agrees that the employees covered by this Agreement will individually and collectively perform loyal and efficient work and service and that they will cooperate in promoting and advancing the welfare of the Company and the protection of its service to the public at all times.

The Union agrees that there will be no strikes, stoppages of work or slowdowns of the Company's operations during the term of this Agreement, and the Company agrees that there will be no lockouts during the term of this Agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

1.3
NON-DISCRIMINATION:  Neither the Company nor the Union will discriminate against any employee in the application of the terms of this Agreement because of race, religion, sex, age, color, national origin, veteran status, disability or any other legally protected status.  It is understood that job titles used in this Agreement, which indicate the male gender, are not intended to restrict classifications to employees of the female gender.

1.4
LAWS:  It is understood and agreed that if mandatory laws or government rules or regulations applicable to or in conflict with any of the provisions of this Agreement become effective and binding upon the parties, such conflicting provisions of this Agreement shall be subject to modification as required and the parties shall meet and confer to determine mutually agreeable language to conform to the laws, government rules and/or regulations.

If laws, government rules and/or regulations hereafter enacted require changes in the structure and/or services provided by the Company, then the Company and Union will, upon mutual consent, reopen negotiations concerning the terms of this Agreement that are directly affected by the changes.

1.5
AMENDMENT:  This Agreement shall be subject to amendment at any time by mutual consent of the parties. Such amendment must be written, state the effective date of the amendment, and be executed in the same manner as this Agreement.

1.6
PICKET: No employee covered hereunder shall be required, as a condition of employment, to pass through a picket line recognized by the Union provided that said picket line is in connection with a lawful strike sanctioned by a Union which has a legal right to represent the employees of the struck Employer and the strike and picket line in connection with a primary dispute with said struck Employer until a neutral gate is established. However, in the event of an emergency the employee may be required to pass through the picket line.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 2
Union Security

2.1
UNION DUES:  The Company shall deduct money from Union employees' wages and pay it to the proper officers of the Union, provided the employee who is a member of the Union individually and voluntarily authorized such deduction to be made. The form of the check-off authorization is attached to this Agreement as Exhibit III (CHECK OFF AUTHORIZATION).  The Union shall hold the Company free and harmless from any claims or damages from any party whatsoever for making deductions and shall indemnify the Company against any and all claims or damages, which may originate from the dues check-off process.

2.2
NEW EMPLOYEES:  The Company agrees to notify the Union of the name and address of new employees within thirty (30) calendar days of their date of hire. The Union Business Manager and / or a designated representative and the Human Resources (HR) Representative will participate jointly in New Employee Orientation; this will provide an overview of Nevada work law and the goals and responsibilities of both the Union and the Company.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 3
Exclusive Functions of Management

3.1
BUSINESS MANAGEMENT:  The supervision and control of all operations and the direction of all working forces, including the right to hire, to suspend or discharge for proper cause, to transfer employees, to relieve employees from duty because of lack of work and for other legitimate reasons, is vested exclusively with the Company.

3.2
DISCIPLINE: The Company retains the right to exercise discipline in the interest of good service and the proper conduct of its business, provided an employee who has been laid off, discharged, or disciplined shall be advised in writing of the reason or reasons for such action and shall be offered suitable representation, if so desired, at the time such reasons are provided. Furthermore, should the employee or the Union feel that the terms or conditions of this Agreement have been violated; either shall be entitled to grieve such action in accordance with the provisions set forth in Article 8 (GRIEVANCE PROCEDURE) of the Agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 4
Union Activity

4.1
UNION BUSINESS: An employee who requests time off for Union activities, in addition to regular time off, shall be granted such request if such time off will not inconvenience the operations of the Company or increase its operating expenses; provided further, that such employee shall receive no compensation from the Company for such time off.

UNION STEWARD BUSINESS: The Union steward shall, upon request to the supervisor, be allowed reasonable time during regular working hours, without loss of pay, to attend to Union matters on the job, provided such time is not used for solicitation of membership or collection of dues, and does not interfere with regular work schedules.

UNION LEADERSHIP ACCESS: The Company shall allow the Business Manager/Financial Secretary and their designated representatives of the Union access to Company property twenty-four (24) hours a day, seven (7) days a week provided that the Union prearranges access with an e-mail request to HR and a copy to the manager and supervisor of requested area before entering any Company property. Union Leadership will give at least three (3) business days notice and in turn HR will approve the request within two (2) business days so long as such access does not interfere with the operations of the Company. In situations where such timeframes are not feasible, the Company may grant access.

4.2
BULLETIN BOARDS: The Company agrees to permit the Union to use reasonable space for the purpose of posting officially signed Union bulletins upon the bulletin boards and/or electronic mail, which are furnished by the Company.

4.3	CONTRACTING WORK: Refer to Tabs.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 5
Status of Employees

5.1	EMPLOYEE STATUS DESIGNATION: Employees shall be designated as temporary, probationary, or regular.

TEMPORARY: Temporary employees are eligible for 401(k) Plan after completing one year of service and having worked at least 1,000 hours in that year.

Temporary employees are not eligible for Medical, dental, vision, prescription drug program, LTD, Basic Life, Accidental Death Dismemberment (AD&D), Business Travel Accident, Supplemental Life, Pension unless subsequently hired as a regular employee, Dependent Care Flexible Spending Account (DCFSA), Health Care Flexible Spending Account (HCFSA). All benefits for which temporary employees may be eligible are set forth in this article.

TEMPORARY (Applicable only in Clerical): A temporary employee is one who is hired to fill a position for which there is a temporary authorization. Typically, temporary employees are not hired to perform duties normally assigned to regular employees; temporary employees are hired to perform administrative functions to assist regular employees; and are hired for a specific function and set period of time not to exceed 1,040 hours.

If a temporary employee is offered and accepts a regular position, an adjusted date of hire, crediting actual time worked, will be calculated.  If the temporary employee has worked at least 1,040 straight time hours, without cumulative absences of thirty (30) calendar days or more at the time the regular position is awarded, the employee shall be eligible for all applicable benefits on the effective date of the award.

If a temporary employee is offered and accepts a regular position that the employee has not previously occupied while at the Company, the employee must complete a probationary period to evaluate work performance.  If, however, the employee has previously occupied the position being awarded, the employee shall receive credit toward the probationary period for actual time worked in that position.

If a TEMPORARY OR LEASED/AGENCY employee works at least 1,040 straight time hours during a twelve month (12) period in the same temporary position, the position will become authorized.  The selection for the position will be made in accordance with Article 7, Seniority and Promotions.

The Company will endeavor to provide the Union with a list of temporary and leased/agency employees and hours worked.

TEMPORARY (Applicable only in T&D & Generation): (Does not apply to T&D UDC or Mapping classifications) A temporary employee is one who is hired to fill a position for which there is temporary authorization. If a temporary employee is offered and accepts a regular position, an adjusted date of hire, crediting actual time worked, will be calculated. If the temporary employee has worked at least 1,040 straight time hours, without cumulative absences of thirty (30) calendar days or more at the time the regular position is awarded, the employee shall be eligible for all applicable benefits on the effective date of the award.

If a temporary employee is offered and accepts a regular position that the employee has not previously occupied while at the Company, the employee must complete a probationary period to evaluate work performance.  If, however, the employee has previously occupied the position being awarded, the employee shall receive credit toward the probationary period for actual time worked in that position.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

If an employee works at least 1,500 hours during a twelve (12) month period in the same temporary position, the position will become authorized and the employee will be offered regular status in that position.

PROBATIONARY:  A probationary employee is one who is hired to fill an authorized full-time or part-time position. Full-time probationary employees shall be eligible for benefits the first of the month following the date of hire. Part-time probationary employees shall be eligible for benefits in accordance with this agreement.

This language is not intended to conflict with the six (6) month probation period.

During the probationary period, the employee may be terminated at the discretion of the Company as long as the termination is not discriminatory and is not for the purpose of keeping jobs filled with probationary employees. Probationary employees who have not satisfactorily completed a formal departmental training and appraisal program may, at the discretion of supervision, have their probationary period extended by up to three (3) months.  Supervisors shall not extend the probationary period if they do not have a formal training and appraisal program in place or have failed to use those programs.  No later than two (2) weeks prior to the completion of the first six (6) months, the supervisor must notify the employee and the Union Business Manager in writing, if the probationary period will be extended.

In computing the effective date of a change in status from a probationary to regular employee, interruptions in employment, caused by the following circumstances, shall not be credited:

•   Discharge
•	Resignation
•	Absence for more than an accumulative total of thirty (30) calendar days due to:
•   Lay off
•   Sickness
•   Industrial disability
•   Other causes.

If the employee's combined absences, during the probationary period, are for a period greater than the employee's combined actual work time, the employee shall be terminated.  The transfer of a probationary employee from one job to another without interruption of work time shall not be considered a break in employment.  At the end of the probationary period as defined above, the employee will become a regular employee and will rank in seniority from the original date of hire.

REGULAR: A regular employee is one who has completed a probationary period and is in an authorized full-time or part-time position.

RETURN TO BARGAINING UNIT: A member of the bargaining unit being transferred to a non-represented position due to the lack of Bargaining Unit work shall retain Company seniority for all purposes including layoff, if the employee is returned to the bargaining unit within one (1) year of the initial transfer.

Any employee who bids and accepts a MPAT position within the Company and for any reason returns to the bargaining unit in a full-time regular position shall have an adjusted hire date crediting regular hours worked with the Company for purposes of Company seniority after five (5) years of completed service in a Bargaining Unit position. This language is not intended for any classification that is organized by the Union or granted voluntary recognition by the Company.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

5.2
APPLICATION REFERRAL: The Company recognizes the Union as a valuable source for employment referrals, due to the mutual interest in the profitability of the Company.  As such, when additional employees are needed to do work which comes under this Agreement, the Company will indicate its requirements, relative to knowledge, skills, and abilities, and will give the Union an equal opportunity to refer applicants for employment.  The Company retains the right to evaluate each candidate and make the final hiring decision.

5.3
TEMPORARY LAYOFF PROVISIONS:  In recognition of the competitive nature of the utility business, innovative solutions are required when unforeseen challenges present themselves.  Accordingly, there may be operational circumstances that would permit the temporary layoff of employees for short-term periods of time, out of line of seniority, on a voluntary basis.  These provisions are detailed in Exhibit IV (TEMPORARY LAYOFF PROVISIONS) of this Agreement.

5.4	LAYOFF PROVISIONS:

DEFINITION OF QUALIFIED:  For purposes of defining "qualified", as used in this Article, the definition shall be that an employee is qualified to perform any position, in the CBA, which the employee has previously occupied at the Company.

NOTIFICATION:  If it becomes necessary for the Company to layoff regular employees due to lack of work, the Company shall give affected employees as much notice as possible; but in no event shall employees receive less than twenty-one (21) calendar days notice of layoff.  Where temporary, part-time and probationary employees are involved, no notice of layoff is required.

SENIORITY:  Layoff in all cases due to lack of work will be determined by Company seniority within the classification affected by the layoff.  If two (2) or more employees have the same Company seniority date, the following process will be used for breaking the tie:  Alphabetically by Hired Last Name … if last names are the same, then First Name …if last name and first name are the same, Middle Name; if last name, first name and middle name are the same, month, day of birth, and year will be used.  Employees who are to be laid-off will be permitted to displace a less senior person in any classification for which they are qualified, or may be qualified with minimal training.

RETURN TO BARGAINING UNIT: A member of the bargaining unit being transferred to a non-represented position shall retain Company seniority for all purposes including layoff, if the employee is returned to the bargaining unit within one (1) year of the initial transfer. Employees who leave employment for any reason and return to the bargaining unit within 12 months or less will have their time bridged for seniority, vacation, sick leave, and benefits. There will be no probationary period.

FOUR (4) YEAR QUALIFIER:  Any MPAT employee of the Company who accepts a position in the bargaining unit will establish a new date of seniority for the purpose of future layoffs, except as defined above.  This date will reflect the day in which these employees accept such a position and will be effective for four (4) years. If there is a reduction in classifications in the bargaining unit, these employees will use the above-mentioned date as their seniority date for the purpose of this reduction or layoff.  After four (4) years of service in the bargaining unit, any employee impacted by this language, will be credited with all Company seniority for the purposes of reduction in classification or layoff.

RECALL:  In the event of a recall, the Company shall provide notification to affected employees by certified mail to their address of record.  Such employees must keep the Company informed of the address where they can be reached.  Recalled employees must report to work no later than fourteen (14) calendar days from the date the certified letter was received.  Employees who do not report to work within fourteen (14) days from the date the letter was received will be considered a voluntary resignation of employment.  Employees will only be considered for recall to the classification from which they were laid-off, unless they make a written application within fourteen (14) calendar days from the date of notification of layoff, to human resources, for any

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

other position for which they are qualified.  Applications that do not meet this time frame will only be considered after all timely applications have been honored.  Employees must submit a written notice to human resources to rescind their application for consideration for previously held positions prior to formal notification of return to work.  Any employee who refuses a recall to any requested position will be considered voluntary resignation of employment and will waive all recall rights to any other position.  Employees who have displaced a less senior person in any classification shall be given an offer to return to their former jobs if the vacancy is in their former classification.  Recall rights shall cease on any layoff in excess of twelve (12) months.

TEMPORARY RECALL: In the event of a temporary recall, in accordance with Article 4.3 (Contracting Work), an employee may decline such temporary recall without waiving their rights for recall to a regular position, provided the temporary assignment is for less than ninety (90) days. If an employee accepts a temporary assignment, all benefits will be reinstated upon return to work and they will have recall rights for one (1) year from the date of any subsequent layoff. This right does not expire until the employee has returned to work or refused an offer to return to work. Any subsequent layoff will not create a liability for an additional severance benefit in accordance with this Article.

EMPLOYMENT STATUS:  Any regular employee who is laid-off due to lack of work has a right to replace any part-time or temporary employee within (5) working days after notification of layoff, provided the regular employee is qualified to perform the duties of the position filled by the temporary employee.  If a regular employee is laid-off because of lack of work and is subsequently offered and accepts the first recall for employment within one (1) year after layoff, the employee shall resume the status of regular employee and shall be credited with Company seniority previously accrued.  Employees who are recalled in a classification previously held, or for one in which they are qualified, will not be required to serve another probationary period and will be eligible for benefits immediately.  However, employees who leave the service of the Company due to voluntary severance in accordance with this Article, or layoff and who are re-hired after one (1) year from the date of layoff or severance shall not be credited with Company seniority at the time of re-employment and shall be required to serve a new probationary period.  Upon completion of five (5) years of subsequent service, an adjusted date of hire will be calculated crediting actual time worked with the Company.  This date will be used for the purposes of Company seniority and all related benefits.

5.5	SEVERANCE:
Bargaining Unit Severance Pay Plan: Severance Provision is for employees laid off due to lack of work. For the duration of the severance benefit period, employees will receive medical/dental/vision benefits based on whatever plan they were enrolled in at the time of layoff provided that they make any required premium contributions.

# Of weeks for each full year of continuous service (Max. 17 years) + Minimum # of weeks of severance One (1) = Maximum # of weeks of severance Eighteen (18)

Enhanced Severance & Retirement Bridge Program: Employees are eligible for the “enhanced severance & retirement bridge program” options specified below if they are determined to be no longer required due to displacement as a result of sale, divestiture, merger, bankruptcy or any other business event as defined by the Company. Affected employees who are covered under the traditional retirement plan component of the Retirement Plan and have 85 points (age plus years of benefit accrual service) at the time of their displacement will be eligible for severance pay, if they choose to retire in lieu of exercising their “bumping rights”.  The 85 point provision does not apply to affected employees covered under the cash balance plan component of the Retirement Plan.

Notification Of Individuals: Company will notify Union and employees affected by the event as soon as possible.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Placement: The Company and the Union will work to place affected employees in available positions for which they are qualified.

Volunteers will be requested and selected by Company seniority. If there are no volunteers, reverse seniority will be used to select employees for the enhanced severance and retirement bridge program.
Employees may be offered a comparable position, defined as the same headquarters location and wage (i.e. comparable or higher wage if qualified).

•	The Employee will have 5 (five) working days to notify the Company of their decision. If the employee accepts the comparable position, it will be awarded to them at the appropriate wage rate.

•	If the Employee refuses the comparable position, the Employee will be terminated with no severance.

Employees may be offered a non-comparable position (defined as requiring relocation of greater than a 35 mile radius and/or a wage reduction):

•	If the Employee accepts and is awarded the non-comparable position, he/she will be eligible for re-training, if required, and up to $2000 relocation expense.

•	If the Employee declines, he/she will be eligible for the Enhanced Severance Option or Retirement Bridge Option described below.

Enhanced Severance Option:
•	Two (2) weeks of base pay for each year of service, with a maximum of 52 weeks.
•	A lump sum payment of $4,500 for training or outplacement services
•	Six (6) months of Company paid COBRA

OR
Retirement Bridge Option (applicable only to Traditional Retirement Plan Component):

For affected employees covered under the traditional retirement plan component of the Retirement Plan, if an affected employee who achieved eighty (80) points (in combination of age and benefit accrual service at the time they are displaced, the affected employee will not have to reach the minimum age 55 requirement to be eligible to retire upon the displacement under the traditional retirement plan component or for post retirement medical benefits for which the affected employee is eligible. The affected employee’s retirement benefit under the traditional retirement plan component will be reduced by 5% per year for each year under age 62.

Example:
An affected employee who is covered under the traditional retirement plan component of the Retirement Plan and is age 49 with 31 years of benefit accrual service (for a total of 80 points) at the time he/she are displaced would be eligible to “retire” and receive post retirement medical benefits for which they are eligible.

Alternatively, an affected employee who is covered under the traditional retirement plan component of the Retirement Plan may add the following schedule of points to either their age or years of service, or a combination thereof, to affect their retirement eligibility. The employee must achieve a minimum age of 55 (including points) with at least ten (10) years of service to be eligible to retire under the traditional retirement plan component and receive post retirement medical benefits.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Years of Service Points
                                                                          0-9                                        0
                                                                        10-14                                      3
                                                                        15-19                                      4
                                                                          20+                                       5

Example:
An employee who is age 52 with 28 years of vesting service at the time they are affected can add 3 points to their age and effectively become age 55, and 2 points to their years of service, which gives them 85 points. This qualifies them for an unreduced full retirement benefit under the traditional retirement plan component at the time they retire.

The Retirement Bridge Option is not applicable to employees covered under the cash balance plan component of the Retirement Plan.  Eligible employees can select only one option – either Severance or Retirement Bridge. Employees who are eligible to retire without using the Retirement Bridge Program (and employees covered under the cash balance plan component) are still eligible for severance pay. If an employee declines both the Enhanced Severance and Retirement Bridge Program options, they will be eligible for consideration under Article 5.4 “bumping rights”.

The severance calculation will apply with one (1) week per year with a minimum of one (1) week severance, i.e. a one-year employee would receive two (2) weeks of severance pay. Rehire rights will be limited to one (1) year.  The Company will provide a list of affected employees and listings of job openings as they occur. The Union will be responsible for monitoring the program. When an employee exercises Article 5.4 “bumping rights”, the affected employee (bumped employee) will start at the “placement” step of the enhanced severance and retirement bridge program.

See EXHIBIT A     ARTICLE No. 5.5 Severance Flow Chart

For purposes of the Flow Chart, the Retirement Bridge Option is shown but is only relevant if applicable. The Retirement Bridge Option is only applicable to individuals covered under the traditional retirement plan component of the Retirement Plan, and is not applicable to individuals covered under the cash balance plan component of the Retirement Plan.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

EXHIBIT A
ARTICLE NO.  5.5
  Severance Flow Chart

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 6
Working Hours and Rates of Pay

ALTERNATIVE SHIFTS:
It is understood that with a thirty (30) calendar days notice the Company or the Union may notify each other and discontinue use of alternative shifts.

RED CIRCLE/GRANDFATHER:
All current Red Circle wages, as of the ratification of the 2005 CBA, shall be “Grandfathered” at such wage and shall continue to receive yearly wage increases; however the wage schedule for “Grandfathered” employees will not be included in the CBA.  All “Grandfathered” employees shall be identified at their current wage and a list shall be shared with the Union & Company.  Going forward, Red Circled employees shall be defined as employees frozen at their current rate and shall not receive pay increases until annual increases catch up.  In the event an employee is involuntarily forced to a lower classification, other than as a result of discipline, such employee shall be “Grandfathered” and shall continue to receive annual wage increases for as long as they remain in their “Grandfathered” position.

6.2
BREAK PERIODS (Applicable only in Clerical): A fifteen (15) minute relief period shall be provided for all employees not working seven day coverage during each one-half (1/2) of the shift.  Work conditions permitting, each break period shall be given as near the middle of each one-half (1/2) of the shift as possible.  If an employee is required to work four (4) continuous hours of overtime, then a fifteen (15) minute break shall be provided, halfway between the four (4) hour period.

BREAK PERIODS (Applicable only in T&D and Generation): A fifteen (15) minute relief period shall be provided for all employees not working seven day coverage during each one-half (1/2) of the shift.  Work conditions permitting, each break period shall be given as near the middle of each one-half (1/2) of the shift as possible.

6.3	LUNCH PERIODS (Applicable only in Clerical): With the exception of part-time employees, supervisors will establish a meal period, without pay, of either one-half (1/2) or one (1) hour.

LUNCH PERIODS (Applicable only in T&D & Generation):  Supervisors will establish a meal period without pay, approximately four (4) hours after the start of a shift, but no later than six (6) hours after the start of the shift.  Employees who are required by management to begin their lunch more than one (1) hour before or after the regular start of lunchtime shall be paid during the lunch period at the straight time rate.  There are two (2) pay possibilities for employees with an unpaid lunch.  For this example the employees shift is from 7:00 am to 3:30 pm with a one-half (1/2) hour lunch from 11:30 am to noon.

Example #1
Earlier or Late Lunch

Employees who are required to take their lunch either one (1) or more hours before or one (1)
or more hours after their regular established lunch period, shall have one-half (1/2) hour of straight time pay added to the hours they worked for that day.

Example #2
No Lunch

Employees who take no lunch period shall have their allotted lunch period added to the end of their work day at time and one half (1 ½).

REGULAR DAY-SHIFT AND SHIFT EMPLOYEES: The unpaid lunch period shall not exceed one-half (1/2) hour unless mutually agreed to by the Company and the Union.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

SEVEN DAY COVERAGE EMPLOYEES: These employees will be considered to have a paid lunch period as part of their regular shift.

Example
A line troubleman whose shift is from 7:00 am to 3:00 pm will have a thirty (30) minute paid lunch period to be taken in accordance with operational efficiencies.

6.4	OVERTIME: Refer to Tabs.

6.5
OVERTIME EQUALIZATION (Does not apply to UDC or Mapping Classifications): The Company will endeavor to distribute overtime work as evenly as possible among those employees qualified to perform such work. For the purpose of distributing overtime, the Company will maintain and post overtime lists in each sub-department indicating time offered and time worked. Each department will create policies and procedures (BY LOCATION, SHIFT – as defined by Article 6.1 AND CLASSIFICATION REFER TO TABS), for overtime equalization through labor/management meetings.

6.6	PAY PROVISIONS:
PAY DAYS: Pay days shall be at biweekly intervals.

WAGES: The schedule of job classifications and wage rates, as mutually agreed to, are made a part of this Agreement, and are marked "Exhibits I and II" respectively.

Wages shall be paid at biweekly intervals on the Thursday following the close of the two-week pay period provided that if the regular payday falls on a holiday, payment shall be made on the preceding workday.

SPECIAL PAY REQUESTS: The Company recognizes there will be circumstances such as weeks of vacation and vacation in association with holidays, which will create special requests of the payroll department.  Unless the situation is an emergency, all special checks will be limited to individuals who are absent for at least the Wednesday through Friday of a pay week.  Exceptions to this practice will require written approval from the department manager and must be presented to payroll no later than forty-eight (48) hours in advance of the requested time for payment.

RECOVERING OVERPAYMENTS: Deductions from an employee's wages, to recover overpayments made in error, will not be made unless the employee is notified prior to the end of the month following the month in which the check in question was delivered to the employee.  The Company and the employee will agree upon a schedule for re-payment.

6.7
CALL-OUTS: Call out is defined as when an employee who is neither working regular time or overtime hours, is directed or asked to report by an authorized representative to work for hours which had not been previously assigned.  In all call out situations, an employee will receive double time for the hours worked as a result of the call out.

Employees called out for overtime duty shall receive at least two (2) hours pay at the appropriate rate.

The employee(s) authorized to assign call out work will be as defined by departmental policy.

6.8
REST TIME: Employees who are required to work overtime within the eight (8), ten (10), twelve (12) hour period immediately preceding their scheduled starting time, according to the employees assigned shift, shall be entitled to time off with straight time pay equal to time worked during this time frame.  This is not applicable to a call out or scheduled overtime of three (3) hours or less immediately preceding the employee's normal starting time.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

If an employee is entitled to rest time off, such time off would normally begin at the start of the regular shift.  By mutual Agreement between the supervisor and the employee, rest time may be taken during the last part of the regular shift. An employee shall not be required to work during his rest period provided adequate relief is available, however, should an employee be required to work during this period, he shall receive straight time for all time worked during his rest period in addition to his rest period pay.

6.10
SHIFT DIFFERENTIAL: Fixed shift employees will be paid their shift differential for all hours worked on that day.  For example, a second shift employee who works ten (10) hours on a particular day would be paid ten (10) hours of second shift differential.

FIRST SHIFT: No shift differential shall be paid for the first shift.

SECOND SHIFT: A differential shall be paid for the second shift according to the following schedule:

September 1, 2011 through January 31, 2013 ....................$1.45 per hour

THIRD SHIFT: A differential shall be paid for the third shift according to the following schedule:

September 1, 2011 through January 31, 2013 ………………$1.60 per hour

The appropriate overtime rate will be applied to the shift differential.  Shift differentials shall be payable only for hours actually worked and shall not be payable for non-work time such as holidays, sick leave, vacation and rest time.

SEVEN-DAY COVERAGE EMPLOYEES (Applicable only in T&D): Employees will be paid the shift differential applicable to the shift under which any hours worked may fall.

6.11
ESTABLISHING PERMANENT SCHEDULES (Applicable only in T&D and Generation): The right to establish working schedules and methods of shift rotation for employees, to assign individuals to schedules and to make changes in schedules, rests with the Company.  Whenever the Company assigns an employee to a schedule that is different than the schedule they are regularly assigned and such assignment is expected to last ninety (90) calendar days or more, the following conditions shall apply:

NOTIFICATION (Applicable only in T&D and Generation): Employees will be given as much notice as possible and in all cases, at least twenty-four (24) hours and prior to the end of their last regular shift.  In this notification, the employee will be informed of the hours of work, including the days off and meal periods if applicable, work location, expected duration of the shift if other than indefinite, estimated composition of the work force, and the type of the shift (regular day, fixed shift, or rotating).  The Company will limit days off to days inclusive of or in conjunction with Saturday or Sunday providing that such schedules will not interfere with the continuous rendering of service by the Company. If the Company fails to satisfy the twenty-four (24) hour notification requirement, the premium for the first five (5) days of the new shift will be extended until the notification requirement has been satisfied.

STAFFING OF SCHEDULES:

VOLUNTEERS (Applicable only in T&D and Generation): When new shifts are announced, the Company will permit affected employees to volunteer for these assignments.  The highest Company seniority will be used to select from the volunteers and these employees will not receive a premium for their first five (5) days of this new assignment.

LEAST SENIOR QUALIFIED (Applicable only in T&D and Generation): The least senior, qualified employee in the classification affected, may be assigned. Any employee so assigned

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

will receive a premium of time and one-half (1 1/2) for the first five (5) days of this assignment for all hours worked outside of their previous schedule.

RIGHT OF ASSIGNMENT (Applicable only in T&D and Generation): The Company may assign employees to these schedules for operational efficiency purposes.  Any employee so assigned will receive a premium of time and one-half (1 1/2) for the first five (5) days of this assignment for all hours worked outside of their previous schedule.

SHIFT DIFFERENTIAL (Applicable only in T&D and Generation): The appropriate shift differential, if any, shall apply immediately to all hours worked for those who volunteer for these shifts. For those employees paid a premium for the first five (5) days of such an assignment, the shift differential will apply beginning on the sixth day of the assignment, or the first day on which the premium is not paid.

RETURN TO ORIGINAL OR OTHER SCHEDULE (Applicable only in T&D and Generation): Employees, who are assigned to a new schedule and are returned to their original schedule before five (5) days have elapsed, will be entitled to the premium mentioned above for the five (5) day period.  Employees assigned to a second, new schedule during the initial five (5) day premium payment period will receive an additional five (5) days of premium from the date the new schedule begins.

Example #1
Employees who receive four (4) hours of premium per day who are returned to their former shift after only two (2) days would continue to receive this premium for three (3) additional workdays.

Example #2
Employees who have worked only two (2) days of a new schedule and are notified they will start a second new schedule on the fourth day, will receive eight (8) days of premium pay (three (3) for the first schedule and five (5) for the second).

Example #3 (Applicable only in Generation)
Employees who are assigned a new schedule during their regular work schedule are entitled to premium pay as outlined in Article 6 for the next forty (40) regular straight time hours.

TRAINING EXCEPTIONS: The Company may, for the purposes of training only, change schedules without incurring the premium penalties mentioned above.  The Company will notify all employees as far in advance as possible, but not later than the end of their last scheduled work day in the week prior to such training.  This notification will detail the nature, location, and duration of the training.  If such notification is not given, and an employee is called at home and informed of a change in schedule for training purposes, this employee will be paid time and one-half (1 1/2) for the first two (2) days of the training for all hours worked outside of their normal schedule.

TRAVEL TIME FOR OUT OF TOWN TRAINING:  Any employee who is required to travel out of town on a normal day off or after normal working hours for the purpose of Company training, will be paid actual driving time to and from the training site.  When flying to such training, employees will be paid one (1) hour from their home to the airport, actual flying time to the destination, and one (1) hour from the airport to the hotel.  All compensation for such travel time will be at a straight time rate and will not be considered time worked.

SCHEDULE PREFERENCE AGREEMENTS (Applicable only in T&D and Generation):  The Company recognizes that in departments where multiple schedules exist, there may be a desire to create a mechanism for movement between such schedules, while protecting the operational efficiencies of the organization.  To satisfy these mutual interests, departments are encouraged to create shift preference Agreements, which will define the terms and conditions for the transfer from one schedule to another.  Under no circumstances, would such transfers create

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

premium pay liability in accordance with the provisions of this Article.  Each schedule preference Agreement will be created through labor/management meetings within the affected work group and will be acknowledged by memorandum of Agreement between the Company and the Union.

6.12
ASSIGNMENT TO AN ESTABLISHED SCHEDULE (Applicable only in T&D and Generation):  When seven (7) day coverage employees, other than relief employees, are transferred from one schedule of work days or work hours to another established and populated schedule, they shall not be entitled to overtime compensation for work performed during regular work hours of any day involved in the transfer, provided that:

•	They have been notified of such transfer not less than twenty-four (24) hours in advance of the starting time of the new shift or work period;

•	They have had a minimum of one shift off between schedules;

•	As a result of such transfer they have not been required to work more than forty (40) hours at the straight time rate in any workweek involved;

•
They have not been required to work more than one (1) short change in the work week involved, provided, however, that such short change was not the result of a voluntary action on the part of an employee, (i.e., Calling in sick, taking an unauthorized day off for personal reasons, etc.).

6.13
EMERGENCY OR TEMPORARY SCHEDULES (Applicable only in T&D and Generation): The Company may schedule employees to work for periods other than their regular work hours when additional schedules are required for emergency or temporary conditions.  Such conditions are expected to last for less than ninety (90) calendar days and, if they exceed this time frame they will be considered to be established schedules requiring compliance with the procedures for staffing and establishing schedules defined above, unless mutual Agreement to extend such schedules is established by the Company and Union.

NOTIFICATION (Applicable only in T&D and Generation): The Company shall communicate the hours of work, meal periods, days off, location, nature of the work, estimated composition of the workforce, and expected duration of this schedule.

STAFFING OF EMERGENCY OR TEMPORARY SCHEDULES:

VOLUNTEERS (Applicable only in T&D and Generation): The Company may solicit volunteers for assignment to these schedules.  If employees volunteer for these assignments, they will receive a premium of time and one-half (1 1/2) for all straight time hours worked outside of their normal schedule or shift for the first five (5) days of this assignment.  When there are more volunteers than required for the shift, the most senior, qualified employees will be assigned.

LEAST SENIOR QUALIFIED (Applicable only in T&D and Generation): The least senior, qualified employee in the classification affected, may be assigned. Any employee so assigned will receive a premium of time and one-half (1 1/2) for the first five (5) days of this assignment for all hours worked outside of their previous schedule.

RIGHT OF ASSIGNMENT (Applicable only in T&D and Generation): The Company may assign employees to these shifts for operational efficiency purposes. Any employee so assigned will receive a premium of time and one-half (1 1/2) for the first five (5) days of this assignment for all hours worked outside of their previous schedule.

SHIFT DIFFERENTIAL (Applicable only in T&D and Generation): After the five (5) day premium requirement has been fulfilled, the appropriate shift differential shall apply.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

RATE OF PAY AND ROTATION (Applicable only in T&D and Generation): On the first day that there is no requirement for a premium and each day thereafter, the appropriate rate of pay and shift differential, if applicable, will be provided for all hours worked.  If any such schedule extends beyond forty-five (45) calendar days, the Company and the Union may agree to rotate the assigned employees.  Employees returned to their former schedule as a result of this rotation, will not be entitled to the premium mentioned above.

RETURN TO ORIGINAL SCHEDULE (Applicable only in T&D and Generation): At the completion of this assignment, employees will be returned to their original schedule without a requirement for any additional premium payment. Employees, who are assigned to an emergency or temporary schedule and are returned to their original schedule before five (5) days have elapsed, will be entitled to the premium mentioned above for the five (5) day period.

Example (Applicable only in Generation):
Employees who are assigned a new schedule during their regular work schedule are entitled to premium pay as outlines in Article 6 for the next forty (40) regular straight time hours.

6.14	OUT OF TOWN WORK:

BOARD AND LODGING (Applicable only in T&D and Generation): The Company will furnish adequate board and lodging for all employees sent out of the service territory (for the purpose of this article Laughlin is considered out of the service territory). This rule does not apply to lunch meals where employees start from and return to headquarters every day, nor does it apply to employees hired for any particular job, which may be outside the city, or where employees travel to and from regularly assigned headquarters on Company time.

EQUALIZING ASSIGNMENTS (Applicable only in T&D and Generation): When making temporary out of town assignments, the Company will endeavor to distribute such assignments equally among all employees qualified to perform such work.

MILEAGE ALLOWANCE (Applicable only in T&D and Generation): Except as provided herein, employees electing to travel to and from their assigned work locations shall do so at their own expense. When an employee is authorized to drive his own car to conduct Company business, he will receive a mileage allowance equal to Internal Revenue Services (IRS) maximum allowable mileage expense. Requests for the allowance described herein shall be submitted to, and distributed by the Company every two (2) weeks and in accordance with procedures established by the Company.

6.15	MEALS:

MEAL TIMES:  When working overtime before or after the regular day, or shift, or when called out for overtime work, and such work is continuous for two (2) hours or more, the Company shall provide all meals unless employees are released before the meal time. The normal unpaid meal times shall be:

§	one and one-half (1-1/2) hours before the employee's normal starting time,
§	eight (8) hours before the employee's normal starting time,
§	four (4) hours after the normal starting time, and
§	two (2) hours after the normal quitting time

Meals will be provided as close to these times as circumstances of the work will permit.  Employees may elect to complete their assignment and take their meal period upon completion of their task. This meal period would be unpaid time unless directed by supervision to work through the meal period and such work continues more than one (1) hour from the stated mealtime.  This paid meal period will be limited to one-half (1/2) hour at the appropriate rate of pay.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CALL OUT (Applicable only in T&D and Generation): When an employee is called out one and one-half (1 1/2) hours or more previous to his starting time, the Company shall provide breakfast and reasonable time to eat.

Applicable only in Clerical: For purposes of this Article, no meal allowances will be provided for any scheduled overtime work on an employee’s usual days off when the Company has given advance notice more than twelve (12) hours prior to the start of scheduled overtime and prior to the end of the last shift.

MEAL RATES:  When employees are released on or after a normal meal period, or periods as outlined above, and do not elect to eat a Company provided meal, they shall be given a meal allowance. These allowances will be paid through the payroll system in the employee's next paycheck.

September 1, 2011 through January 31, 2013……………..$16.00

If an employee elects to consume a Company provided meal in lieu of the allowance, the cost of any meal shall not exceed the allowance as provided for above.  If the cost of the meal exceeds this amount, the employee will be notified of the amount of the difference and the employee must reimburse the amount within thirty (30) calendar days after receipt of such notification.  The department’s Vice-President may waive these limitations if such limitations place an undue hardship on the employee.

6.17
EARLY RELEASE:  Employees relieved from duty, for reasons other than misconduct, during the first half of the regular day or regular shift shall be paid for not less than one-half (1/2) of the   shift; if relieved after having been on duty more than one-half (1/2) of the regular day, they shall be paid for a full shift, except that if they are relieved at their own request they shall be paid only for time worked.  These provisions do not apply to overtime assignments.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 7
Seniority and Promotions

7.1
SENIORITY: There shall be one (1) type of seniority, namely, Company seniority.  Company seniority shall be considered in such matters as retirement, layoff, and whenever provisions of this Agreement refer to seniority.  In cases, where two (2) or more employees have the same Company seniority date, the following process will be used for breaking the tie:  Alphabetically by hired last name … if last names are the same, then first name … if last name and first name are the same, middle name; if last name, first name and middle name are the same, month, date of birth, and year will be used.

7.2
SENIORITY POSTINGS: The Company shall post a Company seniority list on the Company Intranet (Matrix) to be updated annually. Any seniority corrections should be made in writing to HR. Upon request, the HR office will furnish the Union Leadership or his designee a copy of the current seniority list.

7.3	STAFFING VACANCIES:

POSTING REQUIREMENT:  When there are no qualified employees who have requested an intra-departmental work location change into job vacancies, which are expected to last for more than ninety (90) calendar days, the Company shall post such job vacancies or new jobs on the Company Intranet, or at www.NVEnergy.com, and on reader boards* throughout the company facilities for a period of fourteen (14) calendar days. It shall be the duty of the Company to include the nature of the job, its location and duties, reasonable qualifications required and the rate of pay, unless such information is listed in the CBA. Positions posted will be available for Union review on the Company Intranet, or at www.NVEnergy.com. Employees may file their applications via the Company Intranet or at www.NVEnergy.com. However, the Company may not consider any application received after the job bid closing date. The successful candidate will be transferred to their new department no later than thirty (30) calendar days after the award of the job. If the successful candidate is not transferred to their new department after thirty (30) calendar days, the employee will begin receiving the new pay wage on the thirty-first (31) day after the date of the award.

*Subject to IT&T technology and feasibility.

JOB POSTING SYSTEM: The Company shall publish job posting and awarding procedures, which, at a minimum, comply with the provisions of this Agreement. These procedures will constitute the Company's job posting system.  Any bargaining unit employee covered by the CBA may apply and compete equally for any position within the Company. Employees are disqualified from bidding if they have a letter of discipline, which is less than one (1) year old in their HR personnel file.  Employees will not be disqualified from bidding if they have a letter of discipline for meter reading accuracy, which is less than one (1) year old in their HR personnel file, provided that the job for which they are bidding does not involve reading meters as part of their regular duties. Employees will not be disqualified from bidding if they have a letter of discipline which is less than one (1) year old in their HR personnel file for cash handling provided that the job for which they are bidding does not involve cash handling as part of the regular duties. Any employee who is hired or voluntary returns to their former position in accordance with article 7.8 (Trial Period) to any position within the CBA shall not be considered for another position for six (6) months from their hire date or date of return. However, if there are no internal applicants for a position, the Company and Union agree to consider the aforementioned employees.

In addition, any employee who is hired, promoted, or transferred to a Meter Reader position shall not be permitted to apply for another position for six (6) months from their hire date or date of promotion/transfer.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

SELECTION CRITERIA: Exclusive of the provisions of Articles 7.9 (INTRA-DEPARTMENTAL WORK LOCATION CHANGE), in filling vacancies the following factors shall be considered:
§	Trade Knowledge

§	Training

§	Past performance with the Company

§	Ability, skill, adaptability, efficiency

§
In addition, the Company retains the right to administer equally fair tests, demonstrations, or physical assessments when such tests will assist materially in determining the qualifications of employees.

When, in the discretion of the Company, all factors are substantially equal, Company seniority shall govern.

INTERVIEW:  If an interview is scheduled, then the Company will contact the Union Business Manager or Assistant Business Manager at least three (3) days prior to any scheduled interviews. The Union Business Manager or designated representative will observe as a neutral.

HEARING PROCEDURES:  In lieu of any grievance procedure concerning Article 7.3 (STAFFING VACANCIES), the Company shall offer the three (3) most senior bidders (if applicable) and the employee with the second highest matrix score (if applicable) who are more senior than the successful bidder a hearing before the bid committee with the steward for the department, the senior person or persons and one (1) other Union member.  If the number of senior bidders exceeds the parameters mentioned above, a group meeting will be conducted with the remaining senior bidders to explain the decision and answer any relevant questions.  The Company shall not assume any penalty for bid hearings that are delayed.

NO QUALIFIED BIDDERS:  If no applications are received from any qualified bargaining unit employees within the posting period, before filling the position from outside of the bargaining unit, the Company shall follow the provisions described in the Transfer Policy.

7.5	MOVING EXPENSES: Should the Company assign an employee, who has not volunteered, for reassignment, to an established Company headquarters located more than thirty (30) driving miles by the most reasonable route from his regularly established Company headquarters, and such assignment is not temporary in nature, the Company will pay the employee $2000 for moving expenses, for the purpose of establishing a new primary residence, within a two (2) month period immediately following such assignment.  In addition, the Company shall pay the actual costs to relocate a mobile home, which is the employee's primary residence.

7.6	SUBDEPARTMENTS: Refer to Tabs

7.7
PAY PROVISIONS: When employees are awarded bids in accordance with Article 7.3 (STAFFING VACANCIES) of this Agreement, their rate of pay for the awarded job shall be the rate established for the classification as listed in the appropriate Agreement.  If the awarded job has more than one rate, such rates being based on time spent in classification, the employees shall be assigned the lowest rate in the classification, which will provide an increase to the employee. Employees thus assigned a rate step above the starting rate will not advance to a higher step until they have served the time indicated by the assigned step. Should no rate in the classification provide an increase, the employee shall be assigned the highest rate of the new classification as defined in the CBA.

7.8
TRIAL PERIOD:  Employees promoted or transferred in accordance with this Article shall be employed on the job to which they were promoted or transferred for a reasonable trial period not to exceed ninety (90) calendar days.  If, following the trial period, they are still unable to

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

perform the job to which they are promoted or transferred, they shall be returned to the former job classification they held or to another job classification of similar requirements and the previous rate of pay, as determined by the Company.

Example:
An FSR is awarded an FSI position. Before forty-five (45) calendar days, he decides that he no longer wants to be an FSI. He is then returned to an FSR position (or similar position) at his previous rate of pay.

7.9
INTRA-DEPARTMENTAL WORK LOCATION CHANGE: Employees desiring to change work location within the same sub-department and classification shall submit a work location change form to the appropriate department head. Through labor/management meetings, departments shall develop procedures for work locations changes.

(Applicable only in Generation): The transfer will be awarded to the most senior eligible employee within the classification. Successful candidates will agree to a six (6) month trial period with associated goals and measures, mutually agreed upon by the Company and the Union. At three (3) months the Company shall present the transferred employee with an evaluation of his/her progress thus far. The Company will be responsible for providing any and all assistance available to the employee in order for them to become proficient in this time period. If at the end of the evaluation period the transferred employee is unable to perform the work, the employee will be returned to the location and classification from which they transferred. The next senior qualified employee requesting a transfer will be given the same opportunity. Employees hired after February 1, 2002 will follow article 7.3 Selection Criteria and Article 7.8 prior to being granted an intradepartmental transfer. The most qualified individuals will be offered the opportunity first; when all factors are substantially equal seniority will prevail. Successful candidates will agree to a ninety (90) day trial period with associated goals and measures.

7.10
BRIDGED TIME FOR RE-HIRED EMPLOYEES: Previous employees, who are rehired as a regular employee, one year after the date they left the Company (as regular employees), shall not be credited with Company seniority at the time of re-employment and shall be required to serve a new probationary period.

When the employee has completed five (5) years of subsequent service, in a full-time regular position, an adjusted hire date will be calculated, crediting regular hours worked with the Company for purposes of Company seniority and all related benefits other than retirement benefits in which case the Plan document control.

This agreement is separate and not intended to conflict with Article 5.4 of the CBA.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 8
Grievance Procedure

8.1
DEFINITION:  A grievance shall be defined as a dispute regarding the interpretation and application of the provisions of this Agreement filed by the Union or by an employee covered by this Agreement alleging a violation of the terms and provisions of this Agreement.  Disputes specifically excluded in other Articles of this Agreement from the Grievance Procedure shall not be construed as grievances within the definition set forth above.

8.2
TIME LIMITATIONS:  The Company and the Union recognize the grievance process as an effective tool in resolving differences in the work place. Once timely notification of a grievance has been given, the Union and Company may mutually agree to extend the time limitations set forth below in writing.  However, it is in the interest of both the Company and the Union to expedite the process and encourage the timely resolution of the issue.  Except for the time period for the Union to file a grievance, if the Union fails to adhere to the other time periods set forth below, the Company may provide the Union with notice of such failure and provide the Union 3 working days to cure any such failure.  If the failure is not cured by the expiration of the 3 working day notice period, a procedural forfeit of the grievance will occur.  If the Company fails to adhere to the time periods set forth below, the Union may provide the Company with notice of such failure and provide the Company 3 working days to cure any such failure.  If the failure is not cured by the expiration of the 3 working days notice period, a procedural forfeit of the grievance will occur and the Union would be awarded the remedy requested as long as such request was, (i) reasonable,  (ii) consistent with the violated article or articles, and (iii) applicable only to the actual Grievant or Grievants. Any procedural forfeits will be considered non precedent setting and shall not be considered in the arbitration or the consideration of any other grievance.

The Union and Company, by mutual Agreement, may elect to bypass certain steps, due to the nature of the grievance.

Except by mutual agreement to extend the time limitations set forth in this Article in writing, or as otherwise provided herein, an arbitrator shall not have the authority to excuse a failure by the Union, the Company or the aggrieved employee to comply with the time limitations set forth, regardless of the reason given for such failure.

8.3	GRIEVANCE PROCESS:
NOTIFICATION:  When a dispute arises relative to the administration of the provisions of this Agreement, the employee and/or Union Steward must complete a grievance form citing the article or articles allegedly violated by the Company and submit it to the appropriate supervisor for signature (with an electronic copy to the Labor Manager) no later than twenty-one (21) calendar days after the grievance arises.  The time period to file a grievance shall start from the first day the Company can show that the Union or an employee affected by the Company’s action knew or should have known of the situation.

It is in the best interest of both parties to keep the same Steward involved from start to finish.  The Company will make a reasonable effort to use the same Steward throughout the process.

After each step in the process, the Union shall officially sign the grievance form, verifying that their interests have been satisfied or to pursue resolution at the next step.

STEP ONE (GRIEVANCE MEETING – SUPERVISOR):  The highest level supervisor or their designee over that workgroup shall schedule a meeting with the grievant and steward within twenty-one (21) calendar days of receipt of the grievance form.  Absent unusual circumstances, such meeting should be held within 30 days of receipt of the grievance form.  The grievant and the supervisor will define interests and work on resolving the issue in a manner satisfying those interests.  If the issue is not resolved at Step One (1), the Supervisor will refer the grievance to

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

the next Step, accompanied by any and all pertinent documentation gathered during the initial investigation, with the reason or reasons for denying the grievance within twenty-one (21) calendar days of the Step One (1) meeting.

STEP TWO (GRIEVANCE MEETING—LABOR MANAGER):  Within twenty-one (21) calendar days after receipt of the Step 1 answer, or in the case of a termination, twenty-one (21) calendar days after notification of the termination decision, if the Union and/or the employee want to pursue the grievance, the Union must notify the Labor Manager of the decision to pursue the grievance and give the grievance to the Labor Manager.  The notification must be sent via electronic mail.  The Labor Manager or their designee shall schedule a meeting with the grievant, steward, supervisor, HR Partner and the Business Manager or their designees within twenty-one (21) calendar days of receipt of the grievance form from the Union.  The Company and Union shall review all information provided and conduct further investigation if necessary. If the grievance is not settled at the Step Two (2) meeting, the Company will communicate its position in writing within twenty-one (21) calendar days of the Step Two (2) meeting.  This written notification will be sent via electronic mail.

The parties may mutually agree that they may resolve a dispute at any step in the process; however, resolution at Step 2 or below is non-precedent setting and without prejudice to the position of either party, unless mutually agreed to otherwise.

STEP THREE (ARBITRATION):  Within twenty-one (21) calendar days of receipt of management’s Step 2 response, the Union may request arbitration by delivering a written notice (sent via electronic mail) to the Labor Manager of its intent to arbitrate the dispute.  If the Union does not respond within twenty-one (21) calendar days of receipt of the Step 2 response, the issues involved in the grievance will be considered resolved and the matter closed.

Within fourteen (14) calendar days after receipt of the notice of intent to arbitrate, the parties will request the Federal Mediation and Conciliation Service to furnish a list of seven (7) arbitrators primarily from the southwest region of the United States from which the arbitrator shall be selected.  Such selection shall be accomplished by the Union and the Company striking one (1) name from the list in turn until only one (1) name remains.  Each party has the right to strike one complete list.  The parties may also mutually agree to use this same selection process from an agreed upon panel of arbitrators instead of using the Federal Mediation and Conciliation Service.

TERMINATIONS
In recognition of the significance of terminations, arbitration relative to termination grievances shall be expedited whenever possible.  In this regard, termination grievances must proceed directly to Step Two (2) of this procedure.  However, if either the Company or the Union fails to process the grievance in a timely manner, the Arbitrator shall have the authority to excuse such failure if the Arbitrator finds the failure has a reasonable basis and did not result in a disadvantage or prejudice to the other party.  Unless mutually agreed to extend the time limitations in writing, termination grievances should be arbitrated within six (6) months of the termination date.

SCOPE OF ARBITRATION
The arbitrator’s decision shall be submitted in writing and shall be final and binding on all parties to this Agreement.  The cost of the arbitrator and the cost of necessary expenses required for paying for facilities and recording of the hearing of cases shall be borne equally by the Company and the Union.  The arbitrator shall not have the authority to modify, amend, alter, add to, or subtract from any provision of this Agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 9
 Safety

9.1
MUTUAL INTERESTS: The Company and the Union share a mutual interest in fostering safe working conditions for all employees.  The Company and the Union will endeavor to create programs, procedures and policies which will define the Company and the Union as leaders in providing and promoting a safe workplace.  The Company shall make reasonable provisions for the safety of employees in the performance of their work.  The Union shall cooperate in promoting the realization of the responsibility of the individual employee with regard to the prevention of accidents.

9.2
SAFETY COMMITTEE: Each department shall have their own Safety Sub-committee, and at least one (1) representative from each departmental Safety Sub-committee shall serve on the Company's Safety Committee.  The selection of the Company's Safety Committee members shall be made jointly by the Chairman of the Committee and the Business Manager of the Union.  The Chairman of this Committee shall be selected by the Company. Each year thirty three and one third percent (33-1/3%) of the Committee members shall be replaced in accordance with the selection provision.

9.3
REPORTING DEFICIENCIES: Each member of the Safety Committee shall be expected to actively participate in identifying and reporting to the area safety representative any deficiency or unsafe condition discovered in the assigned work area. Recommendations to improve the operational safety shall be made to the manager, safety services, and to the department supervisor. A copy shall also be presented to the Chairman at the next Safety Committee meeting.

9.4	SAFETY MEETINGS: The Chairman shall hold Safety meetings at reasonable intervals subject to call.

9.5
SEMI-ANNUAL INSPECTIONS: Every six (6) months the Safety Committee Chairman shall appoint at least three (3) members to perform an inspection of the Company facilities.  If required, these inspections may occur more often at particular facilities. The Committee Chairman may request additional employees who work at the site to assist in the inspection. The Company will allow the appointees reasonable time, as determined by the Chairman, to perform this inspection. They will prepare a written report, including recommendations for corrective actions and forward it to the Committee Chairman and Company President.

9.6	RULE VIOLATIONS: In the event employees violate safety rules published by the Company, the Company reserves the right to administer appropriate disciplinary action.

9.7
SAFETY INVESTIGATIONS: When a lost time disabling injury occurs as a result of a suspected careless act or unsafe working condition, a safety investigating committee shall be chaired by Safety Services to review the facts and reconcile safety deficiencies and recommend corrective action.  A safety committee member designated by the Union and assigned to the work area in which the injury occurred, shall serve on the investigating committee.

9.8
INCLEMENT WEATHER:  Employees who report for work on a straight-time work day and who, because of inclement weather or other similar cause, are unable to work in the field that day, shall receive pay for the full day.  However, they may be held pending emergency calls and may be given first-aid, safety or other instruction, or they may be required to perform miscellaneous work in the yard, warehouse, or other sheltered locations.  Through labor/management meetings, and in conjunction with safety services, each department shall establish policies, which clarify safe work procedures during inclement weather. Employees on

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

overtime days excluding emergencies shall receive pay for time worked or time held on Company property or two (2) hours, whichever is greater.

9.9
RAIN GEAR: Employees who are required to work in the field will be assigned appropriate rain gear, which will be maintained by the employees and replaced by the Company when such gear is worn out in the course of employment and returned to the Company by the employee.

9.10
ENERGIZED PANELS:  Employees who are assigned to work in the field will not be required to work on exposed and energized metering panels during rainy weather but may be assigned related duties as necessary.

9.11
HEALTH AND SAFETY: The parties hereto agree to cooperate in using all reasonable means to eliminate conditions of danger to either the general public, the Company or its employees. No employee shall knowingly engage in an unsafe act. Whenever it becomes necessary to employ day shift employees assigned to the Company's business offices, where security personnel are assigned, outside the normal work hours, and such work is during the hours of darkness, all arrivals and departures from Company owned parking facilities shall be observed and controlled by security personnel. Parking facilities shall, when possible, be adjacent to the Company's business offices.

The Company agrees to furnish such safety devices and equipment including but not limited to first aid kits, AED, CPR protection mask, hard hats, all PPE, safety glasses, leather gloves, sun block, as may be reasonable and necessary for the health and safety of its employees and the Union agrees, on behalf of the employees, that such equipment will be used.

-  -

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 10
Holidays

10.1
ELIGIBLE EMPLOYEES: Regular employees and probationary employees, who are eligible for benefits, shall be entitled to holidays off with pay. Employees on leaves of absence or disability leave are not entitled to holiday pay, except if the employee begins leave or returns from leave during the week of a holiday.

10.2
WORKED HOLIDAYS: Shift employees may be permitted to take holidays off which fall on their scheduled workdays. Employees scheduled to work on a holiday shall be paid at the rate of time and one-half (1 1/2) for time worked during regular working hours in addition to holiday pay. Employees who are called out to work on a holiday shall be paid at the rate of double time for time worked in addition to holiday pay. Time worked in excess of the regular workday will be paid at the appropriate overtime premium. Except for shift employees, holidays shall not be considered scheduled workdays.

10.3
COMPANY HOLIDAYS: When a holiday falls on a Saturday, the preceding Friday shall be observed, and when a holiday falls on a Sunday the following Monday shall be observed. Whenever an employee's regular days off are other than Saturday and Sunday, the first day off within the workweek shall be considered as Saturday and the second day off within the workweek shall be considered as Sunday for the purpose of this Article. A rotating shift employee working on a schedule which provides four (4) consecutive days off shall observe the day prior to the four (4) days if the holiday falls on the first of the four (4) days, and shall observe the day following the four (4) days if the holiday falls on any of the other three (3) days for the purpose of this Article.

Holidays	2011	2012	2013
New Years Day	Dec 31	Jan 2	Jan 1
Martin L King Day	Jan 17	Jan 16	Jan 214
Presidents Day	Feb 21	Feb 20	Feb 18
Memorial Day	May 30	May 28	May 27
Independence Day	July 4	July 4	July 4
Labor Day	Sept 5	Sept 3	Sept 2
Veterans Day	Nov 11	Nov 12	Nov 11
Thanksgiving Day	Nov 24	Nov 22	Nov 21
Thanksgiving Friday	Nov 25	Nov 23	Nov 22
Christmas Eve	Dec 23	Dec 24	Dec 24
Christmas	Dec 26	Dec 25	Dec 25
	One (1) floating holiday	One (1) floating holiday	One (1) floating holiday

In addition to the designated Company holidays, eligible employees shall observe one (1) floating holiday in accordance with the provisions of Article 10.4.  It is understood that the one (1) floating holiday does not apply to the Generation 12 hour shift or 36 for 40 shift agreements.

10.4
FLOATING HOLIDAY: An employee may observe a floating holiday on any day the employee desires so long as a seven-day notice has been given regardless of operational or other needs. For the purpose of this article, the calendar week begins Sunday and ends Saturday. Should an employee be called in or be required to work on a previously approved “holiday”, the employee shall be paid the applicable overtime rate, except if both the employee and supervisor mutually agree to change the observance of the holiday. The floating holiday does not carry over from one payroll year to the next, and must be used in the payroll year in which it is received.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

10.5
BANKED HOLIDAYS (Applicable only in T&D and Generation): If eligible employees are required to work on any day observed as a holiday and are authorized to work for the straight time hourly rate of pay, then an equal number of hours will be allocated to their banked holiday account.  With written consent of the Company, employees may carry over up to sixteen (16) hours of banked holidays to the next year.

10.6	TEMPORARY EMPLOYEES: Temporary employees will not receive pay for holidays not worked but shall be paid the appropriate overtime premium for all time worked on holidays.

10.7
SICK LEAVE IN CONJUNCTION WITH A HOLIDAY: An employee who does not report for work either the day before and/or the day after a paid holiday, including the floating holiday, and who has not been excused by his or her supervisor for either the day before and/or the day after a paid holiday shall receive no pay for the holiday. The Company may require satisfactory evidence of an employee's illness or injury before holiday pay will be granted.  If the Company requires medical evidence, the Company must inform the employee of the requirement to provide evidence no later than two (2) hours after the employee's regular starting time on the day of the absence.  If required and the employee does not comply with this request, the employee will not be paid for the holiday or the day of absence, and may be subject to disciplinary action.

10.8
ALTERNATIVE SCHEDULES:  As a result of the implementation of alternative work schedules, any issues associated with the provisions of Article 10 (Holidays) will be resolved by Memorandum of Understanding between the Company and the Union.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 11
Vacations

11.1	CONSIDERATIONS: Vacation with pay may be granted at any time during the calendar year in which it is earned, subject to the following considerations.

•	Desirability of scheduling in such a manner as will cause a minimum of interference with service to the Company's customers, and;

•	The selection of all vacation periods based on the employee's Company seniority, provided the selection is made no later than January 31st.

11.2
FIRST TWO (2) CALENDAR YEARS OF EMPLOYMENT: Probationary and regular employees shall earn vacation during the first two (2) calendar years of their employment according to the month in which they are hired.  Probationary and regular employees may request and be granted vacation anytime during this period.

Month HiredVacation Hours
January80 hours
February77 hours
March73 hours
April70 hours
May67 hours
June63 hours
July60 hours
August57 hours
September53 hours
October50 hours
November47 hours
December43 hours

Example:
If an employee is hired March 2008, the employee is granted 73 hours vacation to be used by payroll year-end. New employees may carry their 73 hours vacation over in this scenario. In the beginning of the payroll calendar year of the second year of employment, 80 hours of vacation will be front loaded to be used by payroll year-end.

11.3	ACCRUED VACATION: Regular employees will be granted vacations, with straight time pay, according to the following schedule:

After Continuous Service of                                                                                                  Vacation Hours
2 years through 5 years 80 hours
6 years through 12 years 120 hours
13 years through 20 years 160 hours
21 years through 30 years 200 hours
31 years and above 240 hours

11.4
VACATION ADJUSTMENTS:  An employee's vacation accrual shall be adjusted for all periods of leave of absence including leaves for illness or injury as defined elsewhere in this Agreement by reducing the number of vacation hours accrued in direct proportion to the number of hours of leave within the employee's anniversary year.  Such reductions shall be applied to any accrued and unused vacation available in the calendar year the adjustment is made, or when such adjustment exceeds the employee's available vacation, the excess shall be applied against the employee's next vacation accrual or the employee's final paycheck, whichever occurs first.  It is

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

understood that no adjustment to vacation accrual will be made for sick leave or during the first sixty (60) calendar days of any disability leave.

11.5
VACATION BONUS:  In addition to the vacation accrued in accordance with the above schedule, (ARTICLE 11.3 ACCRUED VACATION) any employee who completes ten (10) years continuous service and each five (5) years of continuous service thereafter, shall be granted a vacation bonus of forty (40) hours in the year such term of employment is attained.  The vacation bonus will accrue, and may be taken subject to the provisions of this Article. Vacation bonuses will be determined based on the employee’s rehire date and not the original hire date which is used to determine the years of service the employee would receive based on Article (7.10 Bridged Time for Re-Hired Employees).

11.6
UNUSED VACATION:  All unused or carried over vacation time accumulated in the year of termination of employment after an employee's first anniversary date, up to and including the employee's last day worked, shall be paid at termination of employment, at the employee's current base rate.  This does not apply to the vacation bonus when the employee has not completed the minimum service specified.

Example:
An employee terminates employment in June, the employee will only receive vacation pay for six months of that year; i.e. the employees’ vacation allotment is 120 hours a year at time of termination he will be eligible for 60 hours of pay provided he hasn’t used any vacation.

It is understood that employees may not carry vacation time over to the following year without the written consent of the Company. This does not apply to Article 11.2 (Vacation First Two (2) Calendar Years of Employment).

A regular employee who has been laid off for lack of work and is recalled within one (1) year, who has in excess of one (1) year Company seniority, shall accrue vacation in accordance with Article 11.4 (VACATION ADJUSTMENTS).

11.7	DEPARTMENTAL POLICIES: Each department will develop standards and procedures for scheduling vacations, which, at a minimum comply with Article 11.1 (CONSIDERATIONS).

11.8	HOLIDAY WHILE ON VACATION: If a holiday occurs on a workday during an employee's vacation, it shall not be counted as hours of vacation. The employee shall receive straight time pay for the holiday.

11.9
HOSPITALIZED WHILE ON VACATION:  Employees on vacation, who becomes hospitalized for at least one day, shall not be required to use vacation time during the period of incapacitation.  Employees who are capable of completing any light duty must choose to remain on vacation or report for light duty.

11.10
CALL-OUT WHILE ON VACATION:  An employee shall not be expected to work on his regularly scheduled days off immediately preceding or following pre-scheduled vacation.  However, if an employee is called out and accepts such an assignment on the regularly scheduled days off immediately preceding or following pre-scheduled vacation, the employee shall receive the appropriate overtime rate for this work.  An employee called out during scheduled vacation will be paid double time for all hours worked and the employee may reschedule the unused portion of his vacation hours in accordance with Article 11.1 CONSIDERATIONS above, if the call-out was for work during the employee's normal work hours.  Additionally, if the call-out creates rest time, the employee may reschedule vacation equal to the rest time earned from this assignment.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 12
Sick Leave / Disability

INTRODUCTION
The Union agrees to share the responsibility in protecting the sick leave plan from abuse by any of its members, recognizing that the plan is intended to provide pay coverage under situations of actual need.

MEDICAL ATTENTION
Sick leave may be used for obtaining medical information or treatment including exams or treatments for care of the eyes or teeth of eligible employees. Such absences should be approved in advance where possible and limited to the time necessary for treatment, examination or recovery.

12.1	ELIGIBILITY: Full-time employees shall be entitled to accumulate sick leave with pay at the rate of eight (8) hours of sick leave for each month worked.

12.2
NOTIFICATION AND VALIDATION:  The Company may require satisfactory evidence of an employee's illness or disability before sick leave will be granted. If an employee abuses the sick leave provisions of this Agreement by misrepresentation or falsification, the employee shall restore to the Company all sick leave payments received as a result of such abuse.  An employee must notify their supervisor or a member of management, or see that their supervisor is notified, as soon as it is apparent that the employee will be unable to report for work.  The employee must provide this notification before the beginning of the normal workday.  The employee should notify the supervisor as far in advance as possible of the expected date of return.  Lack of notification without a reasonable explanation will result in denial of sick pay benefits.

12.3
EXCLUSIONS AND EXCEPTIONS.  Employees shall not be entitled to sick leave while on vacations (except as provided in Article 11.9 HOSPITALIZED WHILE ON VACATION), while temporarily laid off by the Company, during the period of notice of severance of employment, upon severance of employment, or while receiving disability payments or industrial compensation.

12.4
SICK LEAVE BONUS: Employees who are eligible for sick leave in accordance with Article 12.1 (ELIGIBILITY), who use no more than two hundred twenty (220) hours of sick leave each five (5) years, shall be granted a bonus of five (5) days vacation in addition to that granted under the provisions of Article 11.3 (ACCRUED VACATION), each five (5) years based on the following considerations:

■
On January 1, 1987, and January 1, of each fifth year thereafter, the sick leave records of those employees with hire dates prior to August 1, 1981, will be audited. Those employees who have used no more than two hundred twenty (220) hours of sick leave during the five (5) year period immediately preceding the audit will be granted five (5) days vacation to be taken within the twelve (12) month period immediately following the audit date and in accordance with the provisions of Article 11 (VACATIONS).

■
For employees hired after July 31, 1981, their sick leave records will be audited as of the first day following the completion of five (5) years and six (6) months of service and each fifth (5th) year following the initial audit. Those employees who have used no more than two hundred twenty (220) hours of sick leave during the five (5) year period immediately preceding the audit will be granted five (5) days vacation to be taken within the next twelve (12) month period immediately following the audit in accordance with Article 11 (VACATIONS).

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

■
All unused vacation accumulated under the provisions of this sick leave bonus plan shall be paid at termination of employment as provided under Article 11.6 (UNUSED VACATION) except that no proration of vacation entitlements will be allowed for time periods of less than five (5) years.

12.5
LIGHT DUTY:  Injured employees who are temporarily unable to perform the functions of their own jobs but are capable of performing light duty work shall be released for light duty assignments either within their own department or another area of the Company where work is available.  In the interest of effective case management, the HR department shall administer the light duty work program.  Employees working in light duty assignments shall be eligible for a percentage of their base pay according to the following schedule:

■	100% of base pay for the first ninety (90) calendar days
■	85% of base pay thereafter

■
The employee must have a light duty work release from a doctor. The employee may be allowed to work overtime if it is a continuation of their shift. Employees on light duty will not be eligible for callouts or scheduled overtime. Any employee who returns to work for regular duty must have a full duty release from a doctor. Employees will be eligible for a full light duty benefit after they have worked thirty (30) calendar days from the time of that release. If an employee returned to regular duty status works for less than thirty (30) calendar days and is then returned to light duty status for the same injury or illness, the employee will then continue with the original time period.

Employees, who are injured on the job and are unable to perform their regular duties indefinitely due to partial disability, may be subject to the provisions outlined in Article 12.7 (JOB INCURRED INJURY/PARTIALLY DISABLED EMPLOYEES).

12.6
JOB INCURRED INJURY/SALARY PROTECTION: Any employee who suffers a job incurred injury during the term of this Agreement and who is awarded temporary total compensation benefits as defined in the Nevada Industrial Insurance Act shall receive supplemental disability payments in such amounts and under such conditions as described below:

■
The combined amount of disability compensation to which the employee is entitled under any federal, state, and local law, and from the Company shall not exceed the percent of the employee's weekly earnings, from the table listed below, where such earnings are computed at the employee's regular rate for a forty (40) hour, seven (7) day period.

■
Supplemental payments shall be made for the first day recognized by the Workers’ Compensation Administration, and shall terminate with the date of the last day of disability recognized by the Workers’ Compensation Administration, as evidenced by the remittance portion of the disability check from the Workers’ Compensation Administration, which must be presented to the Company, for a maximum period of benefits as defined in the following schedule of benefits, for any one accident regardless of the various periods of disability which may be compensated for the one accident.

LENGTH OF SERVICE	MAXIMUM PERIOD OF BENEFITS	PERCENT OF BASE EARNINGS
6 months	13 weeks	55
5 years	26 weeks	60
10 years	52 weeks	65
15 years	60 weeks	70
20 years	65 weeks	75

■
For a job-incurred disability of less than five (5) days, which does not qualify for Workers’ Compensation Administration compensation, employees must use any accrued sick leave, and upon exhaustion of such accrued sick leave shall receive disability benefits as defined above. Any medical absence of five (5) days or more due to a work related injury or illness will be paid by the Workers’ Compensation Benefit; employees will not use accrued sick leave.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

■	No supplemental disability payments shall be made for any disabling accident caused by the injured employee's violation of any safety rule.
■
Any employee who performs activities for which compensation is received or which exceed the scope of the prescribed physical limitation pertaining to such disability while receiving disability compensation described in this section, shall forfeit his entitlement to all disability benefits and his employment shall be terminated.

12.7
JOB INCURRED INJURY/PARTIALLY DISABLED EMPLOYEES: When, in the opinion of the Company's doctor after consultation with the employees' doctor, regular employees with at least one (1) year of Company service cannot perform their regular work because of partial disability, but can perform other work, the following plan shall be applicable:

Each case shall be considered on its merits by a committee consisting of the Business Manager of the Union and a HR Representative, and two (2) additional members, one (1) of whom shall be designated by the Union and the other by the Company. The committee shall have the authority to waive the seniority and bidding provisions of this Agreement in order to place the disabled employee, and it shall determine the seniority rights of such employee. This committee may call on anyone who may be able to furnish pertinent information.

In no event will this Article apply if the employee's disability occurs while self-employed or working for others, for remuneration (except on Union business), or is involved in misconduct or an extreme violation of Company safety rules.

The panel shall complete an evaluation of the type of work the employee is able to perform or may be able to perform in the future. Evaluation of the employee's capabilities may include but shall not be limited to a physical examination and doctor’s reports, the employee's physical and mental ability, willingness to work, and trainability.

Depending upon the evaluation of the employee and where necessary and practical, the Company shall provide job related education and training. The panel shall also conduct periodic review of these cases to determine if an employee's condition has changed; if the employee's condition has changed, the panel will reevaluate the employee's job assignment.

The panel will determine the job classification which is appropriate for the work the employee is able to perform, as well as the proper pay rate, taking into account the new classification pay rate or the rate indicated on the following schedule, whichever is greater.

Years Of Company Service	A Pay Rate That Is Not Less Than
1 to 4 years inclusive	70% base rate when injured
5 to 14 years inclusive	80% base rate when injured
15 to 24 years inclusive	85% base rate when injured
25 years and over	90% base rate when injured

As long as such employee is paid more than the maximum rate for the job classification in which the employee is placed, the employee shall receive only fifty (50) percent of any base wage increase or lump sum payment in lieu of a base wage increase. Such fifty (50) percent shall be calculated on the employee's personal rate at the time of the increase.

The placing of a disabled employee in a different job shall not constitute an increase in the Company's normal work force. However, the Company may temporarily increase the number of

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

authorized positions to accommodate an individual when a future vacancy is clearly defined and recognizable.

If the committee is unable to place an individual in accordance with these provisions they would be eligible for vocational rehabilitation training, and benefits through the Workers Compensation Insurance. Upon this determination, the individual's employment with the Company will be terminated, and any accrued benefits will be paid at the time of termination.

The parties agree that the provisions of this Article may be suspended with sixty (60) days written notice, documenting the reasons for this request and the interests, which would need to be addressed for the continuance of this program.

INJURIES RELATIVE TO DOG BITES
The Company and Union discussed meter reading injuries relative to dog bites. The Company and Union agreed to communicate and reinforce, with a representative from the Call Center and Commercial Offices, the importance of their initial contact with the customer in annotating relevant information regarding animals. The Company will endeavor to locate and provide a list of local attorneys who might be interested in representing employees negatively impacted by dog bites.

12.8
SHORT TERM DISABILITY BENEFIT: A full-time employee, who has worked more than one thousand forty (1040) straight time hours who shall suffer any disabling illness or injury while not in work status, shall be entitled to disability payments in such amounts and under such conditions as described herein:

■
An eligible employee shall be entitled to receive payments not to exceed the percent of the employee's weekly straight time earnings, such earnings to be computed on the employee's regular rate for a forty (40) hour, seven (7) day period, for a maximum period of benefits at the percent of earnings as defined in the following schedule of benefits.

LENGTH OF SERVICE	MAXIMUM PERIOD OF BENEFITS	PERCENT OF BASE EARNINGS
6 months*	13 weeks	55
5 years	26 weeks	60
10 years	52 weeks	65
15 years	60 weeks	70
20 years	65 weeks	75

* Employees in this category may be granted up to thirteen (13) additional weeks of leave without pay for continued disability.

■
No disability payments for an illness shall be made until at least a three (3) business days waiting period has been observed, however, an employee must use accrued sick leave to satisfy the waiting period or to extend the waiting period to the maximum of the amount of accrued sick leave.

■
Any female employee who becomes pregnant and is unable to work shall be entitled to disability benefits under this Article, as described above, subject to the following conditions. She must present a document from her attending physician saying that she is under the doctor's care because of the pregnancy and is unable to work. The period of the disability shall begin at least three (3) days after the attending physician declares the employee disabled and shall end when the employee is no longer disabled as determined by the attending physician. Pregnant employees must use all accumulated sick leave before disability payments will start. A female employee will not be eligible for pregnancy related disability benefits except for her own disability. An employee who is on maternity

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

leave and recovering from disability may request to have her leave extended for up to three (3) months after termination of pregnancy for child care or other reasons.
■
Any employee who performs activities for which compensation is received or which exceed the scope of the prescribed physical limitation pertaining to such disability while receiving disability compensation described in this section, shall forfeit their entitlement to all disability benefits and their employment shall be terminated.

■
Any employee who returns to work in a light-duty status from short-term disability will not create a new benefit eligibility until they have had a full-duty release and worked for thirty (30) calendar days from the time of that release. If an employee returns to short-term disability without satisfying this requirement, their short-term disability benefit will reflect their prior usage and continue until expiration of such benefits.

■
Any employee, who is unable to perform the duties of their position as a result of a non-job-incurred injury, would be considered for any vacancy for which they are qualified. If awarded a position in accordance with Article 7 (SENIORITY AND PROMOTIONS), the employee would receive the appropriate rate of pay for that position.

■
Any employee that exhausts their short-term disability benefit and is unable to return to work at that time, may request one unpaid leave of absence for up to ninety (90) calendar days to allow time for further recuperation or possible vacancies for which they are qualified. Such employees will be allowed to continue their medical coverage at the appropriate COBRA rate for this period of time. If this individual is unable to return to work at the expiration of this unpaid leave, their employment with the Company will be terminated and all accrued benefits will be paid at the time of termination.

12.10
FAMILY SICK LEAVE (FSL): Employees will be allowed to use up to thirty-two (32) hours, in four (4) hour increments, of accrued sick leave per payroll year to care for an immediate family illness or emergency. Unused hours cannot be carried over to the next year. There will be no occurrences when sick leave is used for this purpose. FSL cannot be used in conjunction with a Holiday or Vacation.  However, if an employee is on an approved leave under the Family and Medical Leave (“FLMA”) for the care of another, such employee will be permitted to exceed 32 hours of FSL use, and will be required to use any available accrued sick leave while on FMLA leave.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 13
Employee Benefit Programs

This Article is amended and restated as of September 1, 2011, except as otherwise set forth herein.

13.1	MEDICAL/PRESCRIPTION DRUG/DENTAL/VISION
The NV Energy Comprehensive Welfare Benefit and Cafeteria Plan (“Welfare Plan”) shall be incorporated, by reference, into the Agreement for purposes of establishing the terms and conditions governing benefits for Medical, Prescription Drug, Dental, Vision, Disability, Group Life Insurance, Flexible Spending Accounts, and Wellness Benefits.

The Company agrees to maintain all of these benefits for eligible employees during the term of this Agreement and will provide corresponding medical expense, vision expense, and dental expense coverage for eligible dependents in accordance with the terms and conditions of the Welfare Plan document for the life of this Agreement.  The Company reserves the right to select any insurance carrier or to self-insure all or any portion of these benefits.

OPTIONS:  The Company will permit employees to select between health care plan options which may be available under the plan.  Currently, such options are:

1.	Fully-insured PPO (Administered and governed by the respective insurance carrier)
2.	Health Maintenance Organization (HMO) (Administered and governed by the respective insurance carrier)
3.	No coverage, contingent upon proof of other insurance.

OPEN ENROLLMENT:  Initial open enrollment due to a change in plan options will be in November 2011.  Subsequently, elections of medical plan options will be made in the fall of each year during an open enrollment period.  The election remains in effect for the entire Plan Year, unless the employee incurs a “Qualifying Status Change” as defined by the Internal Revenue Code Section 125, Cafeteria Plan, and makes a consistent benefit election change as permitted under the Welfare Plan.  With the exception of the Flexible Spending Accounts, if an employee fails to enroll, coverage will default to the previous year’s coverage for himself and dependents, provided such coverage is available.

EMPLOYEE CONTRIBUTIONS:  The rates for medical coverage, will be actuarially determined each plan year, based on previous claims experience.  The rates for the fully insured PPO and the HMO will be as quoted by the respective insurance carriers.  Payroll deductions for required employee contributions will be taken the first and second pay periods of each month, and will be made on a pre-tax basis to the extent permitted under law.

During the term of this Agreement, the cost share for all options will be 82% Company and 18% Employee.

COVERAGE OUTSIDE THE PPO AREA:  The Sierra Select PPO service area includes Nevada, Washington County, Utah and Mojave County, Arizona. Members use the Sierra Health provider network when receiving care within the service area. Members have access to the United Healthcare Choice Plus provider network if they travel or live outside the Sierra Select PPO service area.

DENTAL BENEFIT:  The Company will, during the term of this Agreement, provide a dental care benefit, including a dental PPO and an orthodontic benefit for all eligible employees and dependents in accordance with the terms and conditions of the Welfare Plan document.  Coverage includes the following:

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

■	Annual benefit is $2,000 per person
■	Annual deductible is $25 per person/$75 family
■	Preventive care is covered at 100% with no deductible if a PPO provider is used and 100% after $25 deductible if a Non-PPO provider is used.
■	After deductible, the following dental treatments are covered at:
■	80% for Basic Periodontics/Prosthetics and Oral Surgery
■	50% after deductible for Major Restoration
■	Orthodontia is covered at 100% after deductible up to a separatelifetime maximum of $2,000
■	All percentages are subject to usual, customary, and reasonable(UCR) charges

VISION BENEFIT:  A vision care benefit will be available for eligible employees and eligible dependents during the term of this Agreement under the terms and conditions of the Welfare Plan document.  This benefit covers professional services; examinations every twelve (12) months based on the last date of service; lenses every twelve (12) months based on the last date of service, frames once every twenty-four (24) months based on the last date of service.  Examinations will have a twenty-five ($25) dollar co-pay for a PPO provider and a maximum of forty dollars ($40) paid for a non-PPO provider.  The vision care benefit also provides for up to two pair of prescription safety glasses for employees whose job duties require eye protection in accordance with the Company’s established safety standards, once every twelve (12) months based on the last date of service, if needed.

PRESCRIPTION DRUG BENEFIT:  A prescription drug benefit will be available for eligible employees and eligible dependents during the term of this Agreement under the terms and conditions of the Welfare Plan document.  This benefit will allow participants to obtain prescription drugs through preferred pharmaceutical outlets.  The following co-pays currently apply for this benefit:

♦         Retail
1.           Generic (“Tier 1”) = $5 co-pay for 30-day supply
2.           Brand Name (“Tier 2”) = $15 co-pay for 30-day supply
3.           Non-Preferred (“Tier 3”) = $35 co-pay for 30-day supply

♦         Mail Order - Available for “Maintenance” (Life-Sustaining) Drugs Only
1.           Generic (“Tier 1”) = $10 co-pay for 90-day supply
2.           Brand Name (“Tier 2”) = $30 co-pay for 90-day supply
3.           Non-Preferred (“Tier 3”) = $70 co-pay for 90-day supply

If there is no generic substitute, the brand name co-pay applies.  If the doctor indicates (“dispense as written”) and a generic substitute is available the brand name co-pay applies.  If the employee and/or dependent choose a brand name and there is a generic available, they will pay the brand name co-pay plus the difference in cost between the generic and brand name prescription.

13.2	WELLNESS PROGRAM
Full-time employees and part-time employees (provided they work at least 20 hours per week) will be eligible for the Company’s wellness program during the term of this Agreement in accordance with the terms and conditions of the Welfare Plan document.  Participation in the wellness program may begin on the 1st day of the month following date of hire.  Temporary employees are not eligible to participate.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

The following terms will apply:

●	Employee participation shall be voluntary.
●	The Company will pay the entire cost of the wellness program.
●	The level of benefits, terms and conditions are at the discretion of the Company.

13.3	DEPENDENT CARE FLEXIBLE SPENDING ACCOUNT (DCFSA)
The Company will, during the term of this Agreement, provide a Dependent Care Flexible Spending Account (DCFSA) that allows pre-tax funding of dependent care and child care expenses, in accordance with the terms and conditions of the Welfare Plan document.  Eligibility will begin on the first day of the month following date of hire.  Temporary employees are not eligible for this benefit.  Payroll deductions will be taken the first and second pay periods of each month.

13.4	HEALTH CARE FLEXIBLE SPENDING ACCOUNT (HCFSA)
The Company will, during the term of this Agreement, offer a Health Care Flexible Spending Account (HCFSA) that allows pre-tax funding of qualified health care expenses for employees and dependents, in accordance with the terms and conditions of the Welfare Plan document.  Eligibility will begin on the first day of the month following date of hire.  Temporary employees are not eligible for this benefit.  Payroll deductions will be taken the first and second pay periods of each month.

13.5	RETIREMENT
The NV Energy Retirement Plan, restated on January 1, 2000, is a defined benefit pension plan bearing Plan No. 001 (“Retirement Plan”).  The Plan, as amended, shall be incorporated by reference into this Agreement.  The Company has, since January 1, 1976, funded all benefits under the Retirement Plan.  All participants in the retirement plan, which was in effect before January 1, 1976, have and are guaranteed all accrued benefits under that retirement plan as computed on December 31, 1975.  Following is a summary of certain Retirement Plan provisions, which will be in effect during the term of this Agreement, provided that eligibility, coverage, benefits and all provisions of the Retirement Plan shall be governed by the terms and conditions of the Retirement Plan document.

A.         CASH BALANCE PLAN

Effective December 31, 2008, a cash balance plan component will be implemented under the Retirement Plan.  The accrued benefits of all current participants (other than participants who satisfy the “75 Point” requirement described below and who elect to continue in the traditional retirement plan component) will be converted to an account under the cash balance plan component to be maintained for the participant.  All eligible employees who are hired or rehired, or who transfer to a union position, on or after January 1, 2009, will be covered under (and, if applicable, converted to) the cash balance plan component.

The conversion from the traditional retirement plan component to the cash balance plan component will be calculated by the actuary for the Retirement Plan based on legal requirements and reasonable actuarial factors.  In connection with the conversion, actuarial adjustments based on the “Rule of 85” under the traditional retirement plan component will be applied to the traditional retirement plan component accrued benefit as of December 31, 2008, only for participants who satisfy the “Rule of 85” age plus benefit accrual service requirements.  Thus, for participants who have not satisfied the “Rule of 85” requirements at the time of the cash balance conversion, the actuarial increase, if any, resulting from the application of the “Rule of 85” will be effective at the time of retirement, assuming the “Rule of 85” requirements are met at the time.  Additionally, although the interest factor used in the conversion calculations will not include any “wear away” assumptions, benefits will be subject to “wearing

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

away” in the future, based on a number of factors, including interest rates and time of retirement.

Benefits under the cash balance plan component will be funded entirely by the Company.  A participant’s cash balance account will be credited with contribution credits and interest credits.  Beginning January 2009, contribution credits will be made monthly (the first contribution credit to be made in February 2009).  For active participants on October 13, 2008, the contribution credit rate will be equal to a specified percentage of the participant’s eligible earnings as follows:

                                                                    Total Age + Service                                                                Percentage of Eligible
                                                                                    at December 31, 2008                                                                           Earnings

                                                                          Under 55                                                                                              4%
                                                                             55-59                                                                                                  5%
                                                                             60-64                                                                                                  6%
                                                                             65-69                                                                                                  7%
                                                                       70 or above                                                                                              8%

The contribution credit rate for new hires, rehires and transfers on or after October 13, 2008, will be 4%.

Interest credits will be subject to legal requirements set forth in the Internal Revenue Code, and will initially be equal to the 30-year Treasury rate plus 75 basis points with a minimum interest rate of 5.27%.

Active participants who, as of December 31, 2008, have at least 75 “points” (age + vesting service) will have a one-time opportunity (during an election period established by the Company) to elect to remain in the traditional retirement plan component of the Retirement Plan.

All active participants who are employed on October 13, 2008, and continue to be employed on January 1, 2009, will receive a one-time contribution in the amount of $4,000 to be credited to their cash balance account.  Employees who are eligible to elect to remain in the traditional retirement plan component, and who so elect, will receive credit for the one-time contribution of $4,000 in a special cash balance account which will be subject to the terms of the cash balance plan component and will earn interest credits, but no contribution credits.  This one-time contribution will be made as soon as reasonably practical after January 1, 2009.

By February 28, 2012, a contribution of 1.5% of the employee’s annual base wage will be deposited as a Lump Sum into the employees’ Cash Balance Account. In order to be eligible for this deposit, employees must be on the payroll on February 28, 2012.

By February 28, 2013, a contribution of 1.5% of the employee’s annual base wage will be deposited as a Lump Sum into the employees’ Cash Balance Account.  In order to be eligible for this deposit, the employee must be on the payroll on February 28, 2013.

B.         TRADITIONAL RETIREMENT PLAN COMPONENT

APPLICABILITY OF TRADITIONAL RETIREMENT PLAN COMPONENT:  Beginning December 31, 2008, the traditional retirement plan component shall apply only to active participants who, as of December 31, 2008, have at least 75 “points” (age plus vesting service) and who elect (during a one-time election period established by the Company) to elect to remain in the traditional retirement plan component.  For employees, if any, who satisfy such

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

requirements, Retirement Plan benefits will be provided in accordance with the terms of the traditional retirement plan component as set forth in the Retirement Plan document.

C.	GENERAL PROVISIONS APPLICABLE TO CASH BALANCE PLAN COMPONENT AND TRADITIONAL RETIREMENT PLAN COMPONENT

Retirement Plan provisions relating to eligibility, vesting, and benefit distributions are set forth in, and governed by, the terms of the Retirement Plan document.  During the term of this Agreement, such provisions shall not be modified in a manner that results in a material diminution in the value of Retirement Plan benefits for employees covered by this Agreement.  The Company may amend the Retirement Plan in any manner necessary to maintain its tax qualified status.

13.6	POST RETIREMENT MEDICAL
During the term of this Agreement, employees who are actively employed on October 13, 2008 and retire on or after age fifty-five (55) with at least ten (10) years of service will be eligible for post-retirement medical benefits, subject to the terms and conditions of the Welfare Plan.

The post-retirement medical calculation for the employer contribution is as follows:

a)
For employees who retire from the Company prior to reaching age sixty-five (65), the Company will contribute $260 per year of service.  If an employee retires prior to reaching age sixty-two (62) and has not obtained 85 points as outlined in the Retirement Plan, the $260 is reduced by 5% for each year under age sixty-two (62).  Upon reaching age sixty-five (65), the $260 is reduced to $130 per year of service.

b)	For employees who retire from the Company on or after reaching age sixty-five (65), the Company will contribute $130 per year of service.

Employees hired, rehired or who transfer into the bargaining unit after October 13, 2008 will not be eligible for Post-Retirement Medical Benefits as set forth in b) above.

13.7	401(K) PLAN
The NV Energy 401(k) Plan (“401(k) Plan”) shall be incorporated, by reference, into this Agreement for purposes of establishing the level of benefits, and shall govern eligibility and benefits under the 401(k) Plan.  Following is a summary of certain 401(k) Plan provisions, which will be in effect during the term of this Agreement, provided that eligibility, coverage, benefits and all provisions of the 401(k) Plan shall be governed by the terms and conditions of the 401(k) Plan.  The Company may amend the 401(k) Plan in any manner necessary to maintain its tax qualified status.

ELIGIBILITY.  All regular full-time and part-time employees are eligible the first day of the first full pay period after their date of hire.  Temporary employees may join the plan after completing one year of service and having worked at least 1,000 hours in that year.

AUTOMATIC ENROLLMENT:  All new hires will be automatically enrolled at a 3% deferral rate upon initial eligibility.  All new hires will be provided the opportunity to opt-out of the 401(k) Plan prior to initial eligibility.  Employees may elect to stop or change contributions to the 401(k) Plan at any time.  In the absence of any investment election, contributions will be invested 100% in the default investment fund established under the Plan.

VESTING:  There is no vesting period.  Company match is 100% vested upon receipt.

MATCHING CONTRIBUTIONS:  The matching contribution is 100% of the employee’s contribution, to a maximum of 6% of eligible income.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

EMPLOYEES DEFERRAL CONTRIBUTIONS:  Employees’ deferral limit is the lesser of 100% of the employee’s compensation, or $46,000 (for plan year 2008), subject to IRS adjustments and limitations.

“CATCH-UP” CONTRIBUTIONS:  Eligible employees who have attained at least age fifty (50) on or before the close of each Plan Year, shall be eligible to make pre-tax catch-up contributions in accordance with, and subject to the limitations of, IRS Code Section 414(v).

LOAN PROVISION:  Loans may be taken against 401(k) account balances, minimum $1,000, maximum $50,000 (or 50% of total account balance, whichever is less).  General-purpose loans are required to be paid back within five (5) years.  Loans for the purchase of a primary residence are required to be paid back within ten (10) years.  Details regarding loan provisions, including loan fees, interest rates and repayment, are incorporated within the SPR 401(k) Plan Participant Loan Policy.

13.8	LIFE INSURANCE
Life insurance benefits will be provided during the term of this Agreement subject to the terms and conditions of the Welfare Plan.

BASIC LIFE:  The greater of $46,000 or 1.4 times your base pay (maximum $1,000,000).  Benefits from this policy shall be in addition to any other insurance plan.  Eligibility is the first day of month following date of hire.

BASIC ACCIDENTAL DEATH & DISMEMBERMENT (AD&D):  The greater of $46,000 or 1.4 times your base pay (maximum $1,000,000) paid in the event of death resulting from an “accident” as defined by the respective insurance carrier.  Benefits from this policy shall be in addition to any other insurance plan.  Eligibility is the first day of month following date of hire.

BUSINESS TRAVEL ACCIDENT:  All employees covered by this Agreement will be covered by an accidental death and dismemberment policy in the amount of $500,000.  This policy shall apply only when an employee is traveling on Company business outside their regularly assigned work location.  Benefits from this policy shall be in addition to any other insurance plan.  Eligibility is the first day of month following date of hire.

SUPPLEMENTAL LIFE:  The Company will provide a supplemental life insurance program that allows employees desiring such coverage to purchase supplemental life insurance for themselves at group rates.  The following options are available:

●	Employee coverage from .5x to 5x an employee’s base salary (maximum $1,000,000)
●
Spouse’s coverage from $10,000 to $150,000 in increments of $10,000.  However, any employee’s spouse who had an amount of over $150,000 as of December 31, 2004 will be allowed to continue that amount into the future without charge.

●	Child(ren) either in the amount of $5,000 or $10,000.

13.9	LONG TERM DISABILITY
Long term disability benefits will be provided during the term of this Agreement subject to the terms and conditions of the Welfare Plan.

ELIGIBILITY:  Employees may purchase Long Term Disability (LTD) coverage on a voluntary basis through payroll deduction.  Eligibility will be the 1st month following date of hire.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Temporary employees are not eligible for this benefit.  Payroll deduction will be taken on a post-tax basis the first and second pay periods of each month.

COVERAGE:  Coverage is the lesser of 60% of monthly base earnings rounded to the nearest dollar or the maximum disability benefit ($10,000 a month), less other income benefits as named in the summary description.

LONG TERM DISABILITY (LTD) ELIGIBILITY AND OPEN ENROLLMENT PROCESS:

The eligibility period and enrollment process associated with Long Term Disability (LTD).  The Agreement currently states (in Article 13.8), “The Company will provide a long term disability (LTD) plan, to extend disability benefits at a reduced rate upon termination of benefits described in Article 12.6 (JOB INCURRED INJURIES/SALARY PROTECTION) OR 12.8 (SHORT TERM DISABILITY BENEFIT) ABOVE.  The employee through payroll deduction will pay for premiums for such coverage.  All administrative expenses, exclusive of carrier expense normally absorbed in the rates, will be borne by the Company.  We are not proposing any changes to the language, only administrative practice.

For existing employees, we limit the option to enroll or terminate participation in the LTD plan to an annual open enrollment window, consistent with the health plan open enrollment window.  As consideration, we will change the eligibility date from “completion of probationary period” to be “the first of the month following date of hire” and eliminate the evidence of insurability requirement for employees who enroll during the open enrollment period.  All other exclusions and/or limitations would remain in place pursuant to our contract with the LTD insurance carrier.

Elimination of the “evidence of insurability” requirement will allow an employee to enroll in the LTD Plan during the open enrollment period without question.  However, the insurance Company will not pay benefits for any period of Disability caused or contributed to, or resulting from, a Pre-existing Condition.  “A pre-existing Condition” means any Injury or Sickness, for which the Employee incurred expenses, medical treatment, care or services including diagnostic measures, took prescribed drugs or medicines, or for which a reasonable person would have consulted a Physician within 3 months before his or her most recent effective date of insurance.”

In any event, the Pre-existing Condition Limitation will not apply to a period of Disability that begins after an Employee is covered for at least 12 months after his or her effective date of coverage.

13.10
JOINT BENEFITS COMMITTEE:  A joint benefits committee was established February 1, 2002 for the purpose of reviewing medical, benefits, dependent care, costs, issues and trends.  Joint decisions are made on benefits programs and are binding.  The Committee will consist of the Union Business Manager and four (4) Union members and at least two (2) MPAT employees designated by the Sr. Vice President of Human Resources.  The Committee will be chartered to review health and welfare plans, pension and 401(k) plans during the term of this agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 14
Leaves of Absence

14.1
SHORT TERM LEAVES: Provided the needs of the Company will permit, time off without pay for any period of thirty (30) calendar days or less may be granted employees upon a written application to their department head showing good and sufficient reason for such request.  This shall not be construed as a leave of absence without pay, as the term is used in this Agreement.  A leave of absence without pay is defined as a period of authorized absence from service in excess of thirty (30) calendar days.

14.2
JUSTIFICATION: Leaves of absence shall be granted to regular employees for urgent substantial personal reasons, provided adequate arrangements could be made to take care of the employee's duties without undue interference with the normal routine of work.  Leave will not be granted if the purpose for which it is requested may lead to the employee's resignation.

14.3
DURATION:  A leave shall commence on and include the first work day on which an employee is absent and terminate with and include the work day preceding the day the employee's leave expires.  The conditions under which an employee shall be restored to employment on the termination of his leave of absence shall be clearly stated by the Company on the application for leave form.

14.4
SENIORITY: Except as otherwise provided herein, an employee's seniority shall not accrue while on leave without pay. However, an employee's status as a regular employee shall not be impaired by a leave of absence.  Any period of authorized absence without pay for thirty (30) calendar days or less shall not affect an employee's seniority status.  Upon return from leave, an employee shall return to regular status.

14.5
UNION OFFICE: The Company shall, at the request of the Union, grant a leave of absence without pay for four (4) years or less to an employee who is appointed or elected to any office or position in the Union whose services are required by the Union. The seniority of an employee who is granted a leave of absence under the provisions of this Section shall accrue during the period of such leave. Upon mutual Agreement with the Union, the Company may extend the leave of the incumbent for additional terms up to four (4) years per request. The Company will provide medical coverage for this individual at the single coverage rate. This individual must make the established monthly employee contribution for health coverage.

In the event such employee on leave for the Union Office decides to return to work for the Company, the employee will be returned to the position and location they previously occupied. In the event any employee is displaced by such move, the Company will adhere to Article 5.4 of the Collective Bargaining Agreement. However, it is understood that Recall and Temporary Recall language shall not apply to any contract in affect as of the date of such event. The Company will still retain the right to utilize contractors without Recalling such displaced employees.

14.6
PUBLIC OFFICE: Employees elected or appointed to public office shall be granted a leave of absence for the duration of such appointment or election. Such absence shall not affect accrual rates for seniority purposes; however, sick leave and vacation shall not accrue during this period and group medical benefits shall be paid by the employee at the Company's current premium rate.

14.7
MILITARY LEAVE: A leave of absence shall be granted to employees who enter the armed forces of the United States; however, any such leave of absence and the reinstatement of any such employee shall be subject to the terms of the Selective Training and Service Act of 1940,

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

as amended. Employees who are members of the armed services who are drafted and are called to active duty shall accrue Company seniority while they are absent on military duty.

A regular employee, or a temporary employee who has worked more than one thousand forty (1040) straight time hours, who is a member of the armed forces reserve units, or the National Guard, and who is required to attend annual training sessions, will be granted a leave of absence for the duration of such assignment.  In addition, the Company will pay such employee the amount, if any, by which the remuneration received from the government is less than the base straight time earnings the employee would have received for the same period, not to exceed eighty (80) hours in a calendar year.  Such items as subsistence, travel, uniform and other allowances will not be included in computing the remuneration received from the government.  The Company will require satisfactory evidence of attendance and remuneration received.

14.8
FAILURE TO RETURN FROM LEAVE: If employees fail to return immediately on the expiration of their leave of absence, or if they accept other employment while on leave, they shall forfeit the leave of absence and terminate their employment with the Company.

14.9
FUNERAL LEAVE:  A regular employee, who has worked more than one thousand forty (1040) straight time hours, who is absent from duty due to a death in the employee's immediate family will be excused without loss of regular pay for the time required not to exceed forty (40) hours for making funeral arrangements and attending the funeral, provided the employee attends the funeral, furnishes a death certificate to the payroll department within thirty (30) calendar days.  Additional time may be taken to insure four (4) working days off; any hours in excess of forty (40) hours can be taken as vacation or personal time off without pay.  Immediate family shall mean the employee's grandparents, mother, father, stepmother, stepfather, brother, sister, spouse's grandparents, spouse's parents, spouse's children, spouse, son, daughter, or grandchildren, daughter-in-law, son-in-law, brother-in-law and sister-in-law.

The Company recognizes that there may be instances where the loss of a family member other than those cited in this article causes the same amount of hardship on the employee.  As such, subject to the approval of an HR Representative; funeral leave may be granted for family members not listed in this article. When deciding whether to grant the leave; the HR Representative will conduct an analysis with a presumption that the leave is warranted.

Furthermore, this does not forego the responsibility for the employee to adhere to the attendance policy. The employee must notify the immediate supervisor and subsequently contact an HR Representative for approval.

In addition, the Union and Company agree after a complete and thorough investigation, any employee found to have manipulated this article for other than what it is intended for will be disciplined up to and including termination.

14.10
JURY DUTY:  When regular employees, or temporary employees who have worked more than one thousand forty (1040) straight time hours, are absent from work in order to serve as a juror or to report to the court in person in response to a jury duty summons or to report for jury examination, they shall be granted pay for those hours spent in such service during their regular work day or regular work week. Employees shall furnish the Company with a statement from an officer of the court setting forth the time and days on which they reported for jury duty and their compensation due or received for+ jury duty.

14.11
SUBPOENA:  If employees are absent from work, in order to serve as a witness in a case in a court of law to which they are not a party, either directly or as a member of a class action suit, and where such absence is in response to a legally valid subpoena or its equivalent, the employee shall be granted leave with pay for those hours for which the employee is absent

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

from work during the employee's regularly scheduled working hours, provided the employee submits evidence of such service as a witness, detailing the time required to testify.

14.12
FAMILY LEAVE:  Employees who are eligible for benefits but have less than one (1) year of service with the Company are entitled to forty-five (45) calendar days of unpaid family leave to use for the birth or adoption of a child.  Vacation pay may be used for a portion of this leave of absence but will not extend the leave to more than forty-five (45) calendar days.

14.13
FAMILY AND MEDICAL LEAVE:  Employees who are eligible for benefits and have one (1) year or more of Company service may be entitled to twelve (12) weeks of unpaid leave in accordance with the Federal Family and Medical Leave Act (FMLA) of 1993.  Employees on any form of approved FMLA leave are required to use any available accrued sick leave while on FMLA leave and any such employees on FMLA leave may not elect to take unpaid FMLA leave while having accrued sick leave available.  Employees on any form of FMLA leave who have both accrued sick leave and vacation available will be allowed to choose whether to apply sick leave or vacation to their leave provided that such leave is not taken unpaid if accrued sick leave is available.

-  -

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 15
General Provisions

15.1
SUPERVISORY RESPONSIBILITIES IN EMERGENCY CONDITIONS: It is the intention of the Company that supervisors shall generally confine their activities to the supervision of the work or operations being performed. In certain instances, should emergency conditions arise, it may be necessary for them to perform those tasks normally assigned to bargaining unit employees. Under ordinary circumstances, such instances will very rarely occur, but since the safety of personnel or Company property may be in jeopardy, it must remain management's prerogative to determine when conditions require the actions described above.  In the same manner it is the intention of management that the "chain of command'' be adhered to, by both supervisors and bargaining unit employees. However, in the case of emergencies, there will be occasions when it may be necessary for a senior supervisor to bypass normal chain of command in order to prevent difficulties. Common sense and good judgment must be exercised in applying these paragraphs.

For Facilities classifications only: Intended to expand Article 15.1. Due to the inherent nature of the facilities department, Management will have increased flexibility to provide necessary support and assistance without violating terms of this agreement.  This flexibility is not intended to replace bargaining unit employees.

15.2
NEW CLASSIFICATIONS/WAGES: Any new rate covering work normally performed by employees within the bargaining unit shall first be discussed with the Union and the rate established for such work shall be that mutually agreeable to both parties. When advances in technology or other changes that materially affect job duties and responsibilities, the Union and the Company will agree to revise job descriptions as needed.

15.3
REMOVING LETTERS OF DISCIPLINE: Any employee, who receives a written letter of reprimand which is a part of the personnel file maintained in the Company's HR office, may, after three (3) years from the date of such letter, request in writing to have the letter removed. Upon such written request, the Company shall remove the letter and return it to the employee.  If the behavior that warranted the letter has changed or been corrected, the employee's current supervisor can remove the letter from the employee's personnel file by documenting this change in behavior and providing written authorization to HR.  Letters of reprimand older than three (3) years will not be considered for purposes of placement, promotion or discipline.  Situations that require a review of an employee file will also prompt the Company to remove any letters of reprimand three (3) years or older.

15.4
FACILITIES: The Company will provide on its premises clean, sanitary and reasonably comfortable rest and wash rooms, including first aid cots for female employees, together with a proper place for storing lunches carried by employees, and reasonably safeguarding employee's out-of-door clothing and necessary personal effects on the Company's property during the time employees are on duty. The Union agrees to cooperate with the Company in the maintenance of these facilities.

15.5
FAMILY ISSUES:  The Company and the Union recognize that work/family issues will continue to be at the forefront of workplace activities. As such, the Company and the Union have agreed to address the issues of job sharing, telecommuting and other alternative work schedules or programs which allow both the Company and employee maximum flexibility without jeopardizing customer service. These issues will be addressed through labor/management meetings and may be initiated on a case-by-case basis.

15.6	LABOR / MANAGEMENT MEETINGS: The Company and the Union agree to hold periodic meetings to discuss matters, which are covered by the Agreement. These meetings will be held

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

on Company premises during work hours and shall be held as needed, with thirty (30) calendar days notification from either the Company or the Union.  The number of employee attendees who are covered by the Agreement shall be limited to the stewards and other employees reporting to the Company premises designated as the site of a particular meeting. Both the Company and Union recognize the value in formally convening to discuss issues that affect departmental policies, procedures, and collective bargaining provisions.  The Company and Union agreed to continue holding departmental labor/management meetings as a forum to clarify; address interests, and problem-solve solutions that mutually benefit all employees. The Company recognizes the value of participation and input from all its employees and the Union's facilitation of this process is critical to our mutual success.

15.7	INCENTIVE PROGRAMS: The Company and the Union agree to discuss all incentive programs which are an addition to base wages.

15.8
PROJECT TEAMS / COMMITTEES: The prevalence of project teams/committees that require the specific skills and abilities possessed by employees in bargaining unit jobs is increasing each day.  The Company acknowledges that it must obtain agreement from the Union before assigning bargaining unit employees to any project teams/committees which are outside of the employee’s regular duties, particularly when the project team/committee’s task could affect the working conditions of employees represented by the Union. Any such assignment shall be staffed from qualified volunteers on a project by project rotating basis. The Company further agrees to notify the Union when assigning an individual bargaining unit employee to a special project which may last longer than 1040 hours. In addition, team member(s)’ wages and/or benefits are expected to be only those described in the current CBA. If the Company wishes to extend additional incentives/bonuses to bargaining unit employees on the team/committee, the Company will negotiate with the Union before extending any such offers to bargaining unit employee(s).

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ARTICLE NO. 16
Working Rules

16.4
   APPRENTICE PROGRAM (Applicable only in T&D and Generation): The NV Energy Apprenticeship Training Program, revision I, dated December 20, 1982, shall be incorporated by reference into this Agreement and any modifications or amendments must be handled in accordance with Article 17 (TERM OF AGREEMENT)

Joint Apprenticeship Training Programs shall be established by the Company and the Union, registered with the Nevada State Apprenticeship Council and shall be administered in accordance with the standards set by the Nevada State Apprenticeship Council.  The programs which are to be included in the training programs require the recommendation of the applicable Joint Apprenticeship Committee(s) and approval and acceptance by the President of the Company, and the Business Manager of the Union.

Joint Apprenticeship Training Committee: Each Joint Apprenticeship Committee shall be comprised of an equal number of members appointed by the Company and the Union, the apprentice trainer present as a neutral, and an apprentice training supervisor appointed by the Company who will serve as Chairman of the Committees to develop, coordinate and administer the programs. The Joint Apprenticeship Committees shall have the responsibility for investigating problems of apprenticeship training such as standards of progress, methods of testing and scoring progress of apprentices and procedures for demotion or termination when apprentices fail to meet established standards or requirements. Any motions made by one side must be seconded by the other side; all motions shall be by majority vote.

The Committee members appointed by the Union shall receive their rate of pay for actual time spent in the Joint Apprenticeship Committee meetings called by the Chairman.

Part of the Apprenticeship curriculum shall be the history of the IBEW, not to exceed ten (10) class hours per apprenticeship. The Union will be responsible for supplying the Company with all necessary training materials.

APPRENTICE/JOURNEYMAN RATIO: The ratio of apprentices to Journeymen shall not exceed one to three (1:3) or a major fraction thereof. The work performed by apprentices shall be assigned and reviewed by the appropriate working foreman or designated Journeyman, subject to the approval of the appropriate supervisor.

FIRST YEAR APPRENTICE:  An apprentice who has been in the apprenticeship for a period of less than twelve (12) months shall not be assigned any work which, in the opinion of the immediate supervisor, is hazardous.

TWENTY-FOUR (24) MONTH APPRENTICE: Any apprentice who has been in the apprenticeship for a period of less than twenty-four (24) months, shall not work on conductors energized in excess of seven hundred fifty volts (750). After that period, and after successful completion of Hotstick School, the apprentice may work under the direct supervision of a Journeyman on all voltages, which, in the opinion of the immediate supervisor, would not create an undue hazard at that stage of the training.

APPRENTICE LINEMAN:  An apprentice lineman who has completed at least twenty four (24) months as an apprentice with the Company may be used to install and maintain private area lighting on existing poles and will be assisted by a groundman for this work, contrary to language elsewhere in this Agreement.  Private area lighting, which requires the excavation for an installation of a pole, shall be accomplished by a special line crew.  The assignment of any apprentice to the private area lighting program shall be on a non-permanent basis and rotated in accordance with the apprentice program.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

16.6
TOOLS, EQUIPMENT AND WORK CLOTHES (Applicable only in T&D and Generation): An employee shall initially furnish hand tools which are reasonable and acceptable to the Company and necessary for the work to be performed. The Company will furnish all protective equipment including but not limited to, FR clothing, leather gloves, hard hats, safety glasses, safety shields, and any other tools or clothing required by OSHA, at no cost to the employee.

The Company will provide a safe and dry place for the storage of employees’ tools. (Safe and dry means a storage box that can be locked.) The employee shall be responsible for the above listed tools and must ensure that they have been securely stored at all times. Properly secured tools that are stolen shall be replaced promptly by the Company. Tools that are worn out or destroyed in the normal and proper operation of that tool will be repaired or replaced by the Company.

16.7
WELDING REQUIREMENTS (Applicable only in T&D and Generation): When an employee performs welding work above ground floor or around energized electrical apparatus, there shall be a qualified observer present.

16.9
TEMPORARY APPOINTMENTS: Wherever a vacancy occurs in any job classification, the Company may temporarily fill such vacancy by appointment for a maximum of forty-five (45) calendar days. Upon notification, that such appointment will last longer than forty-five (45) calendar days, the Company will fill the position with the qualified senior volunteer.

After sixty-five (65) weeks from the date of the original vacancy, temporary appointments will be filled following provisions of Article 7.3 Staffing Vacancies.

This article is not meant to circumvent normal staffing guidelines.

When an employee relieves an employee of a higher classification for time worked, the employee shall receive the rate of pay for the higher classification for the time worked in the higher classification.

Represented Employees shall receive a 10% pay increase when temporarily appointed to the General Foreman classification.

It is understood that an employee temporarily appointed to the Lead Lineman classification in “Transmission and Distribution – Lines Department” must abide by these additional restrictions:

■	Only work extension of shift

■	Only accept trouble calls up to one (1) hour prior to end of shift

■	No other overtime is permitted unless no other foreman is available for such overtime

The following restrictions will only apply if the Company has twenty-four (24) hour coverage or more than two (2) shifts in any combination, or the Company eliminates overtime and reduces schedules to only straight-time coverage. (i.e. no extension of shift):

An employee will not be temporarily appointed to a higher classification when employees of that classification who normally report for work at the same location are able and available to do the work for which the temporary appointment is intended.

If a shift employee, for reasons other than a scheduled vacation, is unable to report to work, an employee (who is on the designated days off) from the same classification, including relief employees in that classification, who normally reports for work at the same location will be called by telephone to cover the vacant shift. If an employee, who is on the designated days off, holding the same classification who normally reports for work at the same location is not available, the employee of the same classification who normally reports for work at the same

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

location on the previous shift will work half of the vacant shift and the employee of the same classification who normally reports for work at the same location on the shift following the vacant shift will work the remaining half of the vacant shift. If for any reason these arrangements cannot be made, the Company may temporarily appoint an employee to cover the vacant shift.

The Company may temporarily appoint a shift employee for scheduled vacations, provided that all overtime involved from such temporary appointment be worked by an employee holding the classification who normally reports for work at the same location from which the vacation was granted.

It is understood that if the relief operator in Generation is available, that operator may be used to relieve as described under "Exhibit I (CLASSIFICATION DESCRIPTIONS)''.

GENERAL FOREMAN WORKING (TEMPORARY APPOINTMENT ONLY)
An employee assigned on a temporary basis at the Company’s discretion, to assume a leadership role under any combination of the following circumstances:
■
On special projects when required to direct crew operations and coordinate all aspects of construction, maintenance and repair of company facilities.  Will aid in the design of facilities and also participate in the planning stages of such projects,

■	Replace a supervisor who will be absent from their duties.
■	When directing the work of other foremen and their crews (foreman over foreman),
■	Assume other duties as deemed appropriate by management except for the following:
1.	time sheet approval
2.	vacation approval
3.	completing performance appraisals (may give input)
4.	approving meal tickets and credit card receipts
5.	approving accounts payable items
6.	scheduling of overtime
7.	any function that may lead to discipline

16.10
REQUIRED LICENSES, PERMITS, CDLs (Applicable only in T&D and Generation): Employees required to operate any motorized vehicle or equipment on public roadways in the normal course of employment shall be required to possess and maintain all licenses and permits required by state and/or federal laws.  The Company will provide suitable training to all employees required to operate equipment or vehicles where a commercial driver’s license (CDL) is required and shall issue a certificate upon satisfactory completion of the driver training and testing program.  Employees who by their regular work assignments, may be required, as a condition of employment and Nevada Revised Statue, to maintain an active commercial driver’s license (CDL), shall be provided reasonable time with pay during their regular working hours, to obtain or renew such licenses provided such activities are not a result of the employees violation of any state or federal law or public policy.

16.11	VESSEL CONDITIONS (Applicable only in T&D and Generation): Employees entering vessels/compartments will comply with OSHA standards addressing temperature and duration of exposure.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

  ARTICLE NO. 17
Term of Agreement

17.1
DURATION:  This Agreement shall take effect on September 1, 2011, and shall continue in effect for the term September 1, 2011 through January 31, 2013, and shall continue in full force and effect from year to year thereafter unless written notice of termination shall be given by either party to the other at least sixty (60) calendar days prior to the end of the then current term.

17.2
AMENDMENTS:  If either party desires to amend this Agreement, it shall give notice thereof to the other party at least sixty (60) calendar days but not more than seventy (70) calendar days, prior to the end of the then current term, and the party desiring to amend or revise this Agreement shall submit to the party so notified a detailed outline of the Articles and Sections to be amended or revised at the time the notice is given, except and unless otherwise mutually agreed to by the parties during this period of notice defined herein. Negotiations on the amendments or revisions shall take place, so far as possible, in the sixty (60) calendar day period prior to the end of the then current term. Failure of the parties to agree on such proposed amendment or revision shall not cause termination of this Agreement unless either party has given notice of termination as provided in Article 17.1 above.

17.3
PROVISIONS IN CONFLICT WITH THE LAW: In the event that any provision of this Agreement shall at any time be made invalid by applicable legislation, or be declared invalid by any court of competent jurisdiction, such action shall not invalidate the entire Agreement, it being the express intention of the parties that all other provisions not made invalid shall remain in full force and effect.

17.4
CHANGE IN COMPANY STATUS: This Agreement shall be binding upon the successors and assigns of the Company, and no provisions, terms or obligations herein contained shall be affected, modified, altered or changed in any respect whatsoever by the consolidation, bankruptcy, merger, sale, transfer, reorganization or assignment of the Company, or by any change in the legal status, ownership or management thereof.

17.5
EFFECTIVE DATE OF AGREEMENT: It is mutually agreed by and between the parties signatory hereto that the Agreement dated February 1, 2008 is superseded by this Agreement dated as of September 1, 2011 except as otherwise expressly provided herein, the provisions of this Agreement shall be effective September 1, 2011.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective September 1, 2011.

/s/ Paul Kaleta
Paul Kaleta
Corporate Sr. Vice President & General Counsel
NV Energy

Local Union 396 of the International
Brotherhood of Electrical Workers (AFL-CIO)

/s/ Charles W. Randall
Charles W. Randall
Business Manager/Financial Secretary
IBEW Local 396

Negotiating Committee

                   NV Energy                                  IBEW Local 396
                                                                  David Lonergan                                                                                                                                Charles W. Randall
                                                                    Ryan Bellows                                                                                                                                       Jesse Newman
                                                                 Trudy Haszlauer                                                                                                                               Jeremy (Frog) Newman
                                                                                                                                                                                                                                      Casey Wills
                                                                                                                                                                                                                                         Marc Orr
                                                                                                                                                                                                                                Shannon Skinner
                                                                                                                                                                                                                                  Karl McGlothlin
                                                                                                                                                                                                                                    Wayne Baca

EXHIBIT III
International Brotherhood of Electrical Workers
Local Union No. 396

CHECK OFF AUTHORIZATION

I, _______________________________________________________________, herewith authorize  (print name)       (employee no.)
NV Energy to deduct initiation and/or reinstatement fees and monthly dues owing to the International Brotherhood of Electrical Workers Local 396, in accordance with the Constitution and By-Laws of the Union, and direct such amounts so deducted be sent to the Secretary-Treasurer of the Union for and on my behalf.

When the full amount of the initiation or reinstatement fee has been withheld from my earnings, such authorization for deduction of initiation or reinstatement fee only shall be null and void, and shall thereafter have no further force or effect.

This agreement between the Union and I shall be in effect from year to year unless I give written notice to the Union of my desire to terminate my membership with the Union.  The Union will notify the Company on a biweekly basis if necessary of those employees who wish to revoke this deduction; such deductions will cease in the pay period following receipt of such notice from the Union.

It is recognized that neither the Company nor the Union shall be under any liability to me, the undersigned, with respect to the deductions provided herein.

Signed _______________________________________________________________________

Date _________________________________________________________________________

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

EXHIBIT IV
TEMPORARY LAYOFF PROVISIONS

The following provisions shall apply relative to a temporary layoff, as referenced in Article 5.4 (LAYOFF PROVISIONS):

NOTIFICATION:  Should the Company initiate a temporary layoff, affected employees shall be notified in writing as soon as possible, and will have three (3) business days to indicate their interest for consideration in the layoff.

ELIGIBILITY:  Temporary layoffs, out of line of seniority, shall be strictly voluntary.  If there are more volunteers than needed within a classification, selection shall be determined by highest Company seniority of the interested employees. If there are no volunteers, the Company shall explore other alternatives that may satisfy the temporary layoff situation.

TIME FRAME:  A temporary layoff shall be for the stated time period or less, as indicated in writing at the time of notification. If, during the temporary layoff, the Company recognizes that the layoff may extend beyond the original time frame, employees in layoff status shall be given the option to extend or return to work.  If the temporary layoff ends before the stated time frame, employees will be notified immediately, and expected to return to work the next day unless the Company approves other arrangements.

PAY:  Employees shall be paid approximately 70% of their current income, which includes income received from unemployment compensation as a result of the layoff. The following formula shall be used to calculate an employee's gross wages while on temporary layoff:

Base rate  x  40 Hrs.  x  70% -  Unemployment Income  = Weekly Gross Wages

For the purpose of this calculation, the unemployment compensation amount will be subtracted to arrive at gross wages even if the employee does not receive this benefit.  The exception to this provision will be for the first week of the temporary layoff, when employees will be required to serve a waiting week for unemployment compensation.  For this initial week, employees will be paid 70% of their base rate.

VACATION: No adjustment to vacation accrual shall be made during the first sixty (60) calendar days of a temporary layoff.  However, once the sixty (60) calendar days period has elapsed, an employee's vacation accrual shall be adjusted and treated as any other leave, as outlined in Article 11.4 (VACATION ADJUSTMENTS).  Employees in layoff status and unable to use their vacation allotment for that year, the unused vacation shall be automatically carried over to the next year.

SICK LEAVE:  Employees shall continue to accrue sick leave monthly, as if they were working.  However, employees will not be eligible to use sick leave or short-term disability during the period for which they are on temporary layoff.

HOLIDAYS: Employees shall not be entitled to holiday pay while on temporary layoff.  The only situation that would warrant holiday pay is if they began or were recalled from temporary layoff during the week of a holiday.

Example:
If the temporary layoff begins on Tuesday of a week with a Monday holiday, the employee would receive holiday pay for that day.

These provisions do not apply to the floating holiday, as the employee would be allowed to reschedule the day at a future time. If as a result of a temporary layoff an employee is unable to schedule their floating holiday, they will be allowed to carry this holiday into the following year.

SENIORITY:  An employee's seniority shall continue to accrue during the period of layoff.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

BENEFITS: An employee’s benefits shall remain the same during the period of layoff. Employee’s monthly contribution will be deducted from these bi-weekly checks.

PROMOTIONAL OPPORTUNITIES: Employees shall be eligible to indicate their interest in promotional opportunities that may arise during the period of layoff. However, they must individually assume the responsibility of meeting appropriate deadlines for consideration.  Any employee awarded a promotion or transfer while on temporary layoff, will be returned to work immediately.

RECALL: Should the Company need to recall employees in a specific classification prior to the previously stated date; employees shall be recalled by Company seniority on a volunteer basis. If there are no volunteers to return, inverse seniority will be used to satisfy these requirements.  Any issues delaying an employee's return to work will be addressed on an individual basis. However, the monetary benefits associated with a temporary layoff will end on the date of recall.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CLERICAL
ARTICLE NO.  4
Union Activity

4.3	CONTRACTING WORK:
In case the Company should contract any type of work customarily performed by bargaining unit employees, the Company shall, before awarding such contract, advise the contractor that the work is to be done under not less than the terms and conditions pertaining to hours and wages set forth in this Agreement.  Upon award of such contract, the Company shall notify the Union in writing within thirty (30) calendar days of any and all contracts awarded of such contractor and the nature of the work being performed.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CLERICAL
ARTICLE NO.  5
Status Designation

5.1
PART-TIME: A part-time employee is one who is hired for a job that is of indefinite duration and whose regular work schedule is not more than thirty (30) hours per week. The number of part-time employees shall not exceed the rate of one (1) part-time employee to five (5) regular employees (1:5) within the same classification. A part-time employee shall not displace any regular employee covered under the terms of this Agreement and shall be limited to non-field type activities.

If a part-time employee is offered and accepts a regular position, the employees part-time hire date will be used for purposes of seniority and all other benefits.

Benefits for Part-Time Employees:
To participate in the benefits programs, employees must work a minimum of twenty (20) hours per week. The benefits stated below will have the appropriate premium allocation between Company and the employee and eligibility will begin the first of the month following the date of hire.

●	Medical, Dental, Vision, and Prescription Drug Program

●	LTD

●	401(k)

●	Basic Life

●	Basic Accidental Death & Dismemberment (AD&D)

●	Business Travel Accident

●	Pension (see Article 13.1 ELIGIBILITY)

●	Dependent Care Flexible Spending Account (DCFSA)

●	Health Care Flexible Spending Account (HCFSA)

●	Supplemental Life

All benefits for which part-time employees may be eligible are set forth in this article.

Part-time employees monthly premium for the Medical, Dental, Vision and Prescription Drug Programs will be calculated according to the amount of hours worked and based on the following formula.

1.	Twenty (20) hours per week = one-half (1/2) time
2.	More than twenty (20) but less than thirty-one (31) hours per week = three-quarter (3/4) time.

Part-time employees who work twenty (20) hours per week will pay 150% of the monthly healthcare premiums.

Part-time employees who work more than twenty (20) hours per week but less than thirty-one (31) hours per week will pay 125% of the monthly healthcare premiums.

The following language covers Clerical, Part-Time employees:
●	At least two (2) days off shall be consecutive during the workweek; however, the days off may not be Saturday and Sunday. (Ex: The employee’s day off may be Wednesday and Thursday).
●	At least two (2) hours in any one-day shall constitute the workday.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

●	Shift differential will apply as usual.
●	Bilingual pay will apply at $15.00 per pay period.
●	Full-time employees will be called out first. During emergency situations, full-time employees may not be called-out first in the interest of coverage.
●	At least twenty-four (24) hour notice will be given for change in work schedule.
●	All language relative to meals in Article 6 would apply after completing eight (8) hours of continuous work.
●	For the purpose of processing step increases, 1040 hours worked will be considered equivalent to “six months,” as stated in Exhibit II, Schedule of Wage Rates.
●	If scheduled to work more than thirty (30) hours per week, except if the hours worked in excess of thirty (30) hours are due to classroom training will receive overtime at Time and a Half

Employees who are in classroom training may work up to forty (40) hours per week without incurring overtime pay.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CLERICAL
ARTICLE NO.  6
Working Hours and Rates of Pay

6.1	DEFINITIONS:
SHIFT: Hours of work.

SCHEDULE: Days and hours of work.

WORK DAY: Eight (8) hours in any one (1) day shall constitute the work day; however the Company and Union may enter into Agreements which establish alternative work schedules involving work days which have more than eight hours.

WORK WEEK: Except as provided for part-time employees, the basic work week shall consist of five (5) consecutive work days, regularly scheduled between the hours of 12:01 am, Monday, and 12:00 midnight, Sunday, provided that no employee shall be assigned, as part of a regular work schedule, to work on Saturday or Sunday, unless such employee voluntarily requests to work such schedule, or is hired or has requested reclassification for such purpose, and provided further, that employees in the Field Service Representative and Service Dispatcher classifications may be required, as part of their regular work schedule, to work on Saturday.  The basic workweek of regular day-shift employees shall be from Monday through Friday and reflect a schedule of forty (40) hours of straight-time work.

REGULAR DAYS OFF: Days off shall be consecutive, however, they may not be within the basic work week.

REGULAR DAY-SHIFT EMPLOYEES: Regular day shift employees are those employees who are assigned to shifts, which are established on a Monday through Friday schedule and work a shift, which begins between the hours of 7:00 a.m. and 11:59 a.m.  When mutually agreed to by the Union and Company, the day shift starting time may be scheduled as early as 6:00 a.m. to take advantage of daylight hours. Leads classified in the Field Service and/or Meter Reading department(s) may be scheduled as early as 5:00 a.m.

SHIFT EMPLOYEES: Shift employees are all employees not defined as regular day-shift employees.

SHIFT DIFFERENTIAL: An incremental increase for working on a second or third shift.

SHIFT DESIGNATIONS: No shift periods shall start between the hours of 12:01 a.m. and 5:59 a.m., unless mutually agreed to by Memorandum of Understanding between the Company and the Union.  The following designations shall apply:

FIRST SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 6:00 a.m., or thereafter but before 12:00 noon shall be designated as first shifts.

SECOND SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 12:00 noon or thereafter but before 8:00 p.m., shall be designated as second shifts.

THIRD SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 8:00 p.m., or thereafter but before 12:01 a.m., shall be designated as third shifts.

6.3	OVERTIME: In computing overtime, intermission taken out for meals served other than on the job shall be deducted, and any holiday or vacation paid in that pay period will be considered as time worked.

NO PYRAMIDING OF OVERTIME:  The employee will only be entitled to the highest single premium rate applicable to the work assigned by the CBA.  There will be no pyramiding of overtime.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TIME AND A HALF: Except as otherwise provided in this Article, the following situations shall require payment at one and one-half (1-1/2) times the regular established wage rate:
•	Time worked in excess of eight (8) hours per day.

•	Time worked in excess of any five (5) scheduled workdays.

•	Work scheduled in the three (3) hours immediately preceding the normal starting time.

•	Employees scheduled to work on an observed holiday.

DOUBLE TIME: Except as otherwise provided in this Article, the following situations shall require payment at two (2) times the regular established wage rate:

•	Employees who are scheduled to work within the first five (5) hours of the eight (8) hour period immediately preceding the normal starting time regardless of the day of the week.

•	Employees who work on the second day of a two-day off period with an overtime minimum.

6.5
OVERTIME EQUALIZATION: The Company will endeavor to distribute overtime work as evenly as possible among those employees qualified and desiring such work.  Each department will create policies and procedures for overtime equalization through labor/management meetings.  For purposes of distributing overtime, the Company will maintain and post overtime lists in each major sub-department office indicating time offered, time worked and other information for inspection by the employees and the Union.

6.6
BI-LINGUAL REPRESENTATIVES: Employees in Customer Service who are designated as bi-lingual representatives shall be paid a thirty-dollar ($30) bonus on a bi-weekly basis.  This bonus will be paid when the employee uses sick leave or vacation, but will not be paid when the employee is on disability or using Workers Compensation. New hires will be offered bilingual positions with the understanding that they must pass the bilingual exam during the probationary period. If they do not pass the bilingual exam they will be terminated before the completion of the probationary period. Once employees are certified bilingual employees, they are not allowed to decertify and must remain in the bilingual shifts offered in Customer Service. Existing Customer Service employees may decertify bilingual status before the start of the next shift bid. Employees must wait a year to be certified again and held to this new agreement. Any new existing Customer Service employee that wants to become a certified bilingual employee will be held to this new agreement.

6.8	CALL-OUTS:

TWO HOUR MINIMUM: Employees called out for overtime duty shall receive at least two (2) hours pay.  Employees called out who work into their regular shift shall be paid the appropriate overtime premium for at least two (2) hours and straight time for the remainder of the shift.  The two (2) hour call-out minimum applies but does not change the normal starting time.

Example:
An employee who is called out one (1) hour before the shift would be paid two (2) hours of double time and seven hours of straight time.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

6.10	REQUIRED NOTICE FOR OVERTIME:

SCHEDULED OVERTIME: In scheduling overtime work, a minimum of fourteen (14) hours notice is required, prior to the start of any overtime for a particular day, and before leaving the work site on a regular work day. Without this notice, such work will be considered as a call-out. It is understood that overtime, when worked as an extension of a regular shift, does not require such notification.

Example:
An employee assigned to a 7:00 am to 3:30 pm shift and held over for overtime and is notified to work the next day  (his/her day off) at 7:00 am. If notification is given in the first two (2) hours of held over overtime, this overtime is considered scheduled.

CANCELING OVERTIME: A minimum of twelve (12) hours notice is required on canceling pre-scheduled overtime. When customer arrangements are involved, the Company must provide twelve (12) hours notice prior to the employee's next normal starting time. When such notice of cancellation of pre-scheduled overtime work is not given in accordance with the above, employees involved will be paid for two (2) hours at established overtime rates if they report and are retained for work. When such notice of cancellation is not given in accordance with the above, but employees are later notified of work cancellation, they will be paid for two (2) hours at established overtime rates. If they report and are not retained for work, they shall receive pay for two (2) hours at established overtime rates

6.14
VEHICLE USAGE:  No employee shall be required to operate a personal vehicle in the course of employment as a condition of employment.  Employees shall be required to obtain a Nevada driver's license whenever operation of a Company provided vehicle is a requirement of the job.

Employee's who are authorized to use personal vehicles in the course of their employment shall be compensated for use of the vehicle at a rate equal to the Internal Revenue Service (IRS) maximum mileage expense.

Example #1:

If employees are assigned to work at an office other than their normal base reporting point, after they have already reported for work at their normal base reporting point, and no Company vehicle is available, they shall be compensated for use of their vehicles for the actual miles traveled from office-to-office as designated on the chart attached at the rate equal to the Internal Revenue Service (IRS) maximum mileage expense.  If they return home directly from that office, they shall not be compensated for the miles traveled from the office to their home.

Example #2:

If employees report for work at an office other than their normal base reporting point directly from home, they shall not be compensated for the miles traveled from their home to the office nor from the office to their home.  Only those miles traveled from office-to-office are eligible for compensation.

Any employee who is authorized the use of a private vehicle during the course of his or her employment shall be provided liability protection under the terms of the public liability and property damage insurance policy maintained by the Company as if the employee were operating a Company-owned vehicle except that if the laws of the State of Nevada establish that the personal insurance policy of the employee shall be the primary insurance, then such consideration shall be first applied.  In the event of an accident involving an uninsured motorist where damages to the employee’s private vehicle are not recoverable from the responsible party, then costs of repairing such damage shall be reimbursed by the Company.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Mileage Chart:

	CLK	DI	HCUST	HSVC	IND	LGHLN	N LV	PRSN	RG	RYAN	SPRNG	SNRIS	S SVC CTR
CLARK	0	5	7	5	13		13	14	64	19	14	6	12
DESERT INN	5	0	14	16	6		9	6	59	14	9	4	11
HEND CUST	7	14	0	2	14		22	22	71	23	20	13	16
HEND SVC	5	16	2	0	12		20	20	69	21	18	11	15
INDUST RD	13	6	14	12	0		10	4	54	9	6	7	8
LAUGHLIN						0		107					97
NLV	13	9	22	20	10		0	10	51	6	11	9	13
PEARSON	14	6	22	20	4	107	10	0	58	13	3	12	7
RG PLANT	64	59	71	69	54		51	58	0	45	58	58	52
RYAN SVC	19	14	23	21	9		6	13	45	0	17	13	16
SV SVC	14	9	20	18	6		11	3	58	17	0	13	6
SUNRISE	6	4	13	11	7		9	12	58	13	13	0	16
S. SVC CTR	12	11	16	15	8	97	13	7	52	16	6	16	0

6.15
REQUIRED NOTICE: The Company will provide two (2) days notice when an employee is assigned to work in an office other than the employee's base reporting point.  If the Company does not provide two (2) days notice, the employee shall be paid one (1) hour at time and one-half (1-1/2) for each day until the two (2) day notice period has been satisfied.

6.16
REPORTING LOCATION: Employees in the bargaining unit shall report for work at regularly established Company headquarters, shall travel from job to job and between job and headquarters on Company time and shall return to the regularly established Company headquarters at the conclusion of the day’s work. The Company retains the right to assign and/or reassign the employees to reporting locations.

6.18            SHIFT BID POLICY
Semi-Annual Application Process

Full-time regular and part time (not temporary) employees in the Call Center and Commercial Offices will have the opportunity to complete a Shift/Location Preference Application form on a semi-annual basis, during the months of April and October.  These requests will be valid for the six (6) month period following the month in which the application is filed. Shift/location changes will be made on the basis of Company seniority between employees in the same classification; Lead Person, CSR provided that the employees are capable of interchanging while ensuring full protection of operational efficiencies under all circumstances and conditions. The Shift Bid committee shall consist of Union Stewards and Team Leaders. There shall be at least three (3) meetings, which consist of: preparation meeting, selection meeting and post meeting.

   Filling Vacancies
When a vacancy occurs, by reason of an increase or decrease in manpower requirements due to a transfer, promotion, or termination, preference will be given to the applicant with the longest Company seniority who has made application in accordance with the above provisions.  The vacant shift, which is created by moving the successful applicant, will be available for consideration only to employees at that location.  A newly hired employee will fill the final vacancy, created by any subsequent moves.
Due to the requirements of efficient operations, there may be circumstances where the senior applicant cannot be accommodated and must remain on his/her shift/location or be reassigned to a less desirable schedule.  In each such instance, a meeting will be held with the applicant, a steward if requested, the supervisor, the appropriate HR Partner and representative(s) of the Union to discuss the need for such an assignment.  This meeting will detail the Company’s concerns and describe a plan of action to correct the situation. The Company will identify the timeframe the employee will be required to remain on this less

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

desirable schedule.  If the above stated timeframe is to exceed six (6) months, a formal hearing will be conducted to review and discuss related issues. Employees transferred to another shift/location due to a reduction in departmental requirements may make location preference within one (1) calendar week of the beginning of this new assignment and such request will be considered timely until the next application period.

   Probationary Employees
Probationary employees will be assigned to shifts/locations for a minimum of six (6) months, and will not have access to shift/location change provisions until the six (6) month period has been satisfied and then only at the next application period or if a vacancy occurs before the next application period, however their shift is assigned based on classification seniority.

Newly Assigned Employees: Employees entering a new classification will be assigned to shifts/locations until such time that the supervisor determines that they have completed all of the necessary training, at which time they will be assigned according to seniority in their classification to a vacant shift/location.  They will then have access to the shift/location change provisions at the next application period or if a vacancy occurs before the next application period.  They may make application for shift/location preference within one (1) calendar week of the time that their training is completed and such request will be considered timely until the next application period.

Temporary and Part-Time Employees: Temporary and part-time employees will not have access to shift/location change provisions until they assume regular status crediting actual time worked for purposes of this Agreement.  These employees will be eligible for consideration during the next application period. However shifts are assigned based on classification seniority for part time employees only.

Hardship Requests: It is recognized that, under certain circumstances such as serious home conditions or ill health, it may become necessary for an employee to request a temporary shift/location change. Such request shall be made in writing to the supervisor, stating the reason for the request and the length of time for which the change is desired. Consideration will be given on a case-by-case basis according to the merits of such requests; and wherever practical, deserving applicants will be temporarily transferred for a specific period as follows:

Any vacancy in the employee’s classification on the desired shift/location. If no vacancy exists, the senior applicant for the shift to which the hardship employee is currently assigned will be offered the opportunity to exchange schedules for the duration of the hardship.  If there are no applicants, another employee may voluntarily exchange schedules with the hardship applicant for the requested length of time, if the exchange is practicable under all circumstances. In the event there are no volunteers to exchange schedules with the hardship applicant, the supervisor, a Labor Relations Consultant and the Union Business Manager will discuss the merits of such requests for possible resolution.

Vacation: The Company recognizes its obligation in accordance with Article 11.1 of the CBA relative to vacation scheduling.  However, if an individual is granted a new shift/location as a result of the April/October application process, his/her previously approved vacation will be subject to availability on the newly assigned shift/location.  Management will endeavor to accommodate the original vacation request(s) whenever possible, but the employee assumes the risk that their original vacation dates may not be available.

6.19	FLEX SCHEDULING
With prior approval of immediate supervision, regular employees will be allowed flexibility in the starting and quitting times of their scheduled eight (8), ten (10), twelve (12) hour shifts.  The purpose of the program is to enable employees to attend to family, medical, community and other needs which may occasionally arise by reporting to work later than scheduled or leaving work earlier than scheduled, and to make up the scheduled time not worked.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

The program will be administered subject to service requirements of the Company and the following conditions:
§	An employee who works less than a regular scheduled shift will be paid only for the time actually worked on that shift.
§	Make-up hours must be worked within the workweek in which a flex schedule is granted. Also, make-up hours shall not be denied once the flextime has been taken off.
§	Corresponding make-up hours shall be reflected as such in the employee’s time card.
§	No more than sixteen (16) flex hours will be allowed in any rolling thirty (30) day period.
§	Make-up hours available but not worked within the workweek will be treated as an unpaid absence and shall be subject to the attendance policy.
§	Employees may use vacation time as make-up time with supervisory approval.
§	Make-up hours will be paid at straight time regardless of the shift or day on which they are worked.

No grievance will be filed asserting that the program violates any provision of the Labor Agreement, which may conflict or be inconsistent with the program.

6.22
ELIGIBILITY TO APPLY FOR VACANCIES:  Employees who are hired in a position in the Clerical Collective Bargaining Agreement shall not be permitted to apply for other positions for six (6) months after their hire date.  However, if there are no internal applicants for a position, the Company and Union agree to accept applications from Clerical employees who were hired less than six (6) months prior to the job posting before considering external applicants.  If an employee’s probationary period is extended, they will not be able to bid until probationary period is completed.

6.23
STARTING WAGE RATES FOR EXPERIENCED CSR’S: Employees who are hired as Customer Service Representatives (CSR)’s in the Call Center or who are promoted or transferred to CSR positions in the Call Center who have at least two (2) years of continuous experience working in a call center with the same Company, shall be granted one year of credit and paid at the third (3) step of the wage progression for CSR. Customer Service Representatives in the Call Center who do not have at least two (2) years of continuous experience working in a call center will be paid at the first (1) step of the wage progression for CSR. Employee must provide proof of experience prior to interview.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CLERICAL
ALTERNATIVE SHIFT SCHEDULES
Four-Ten Hour Shift in Customer Service

WORKING HOURS AND RATES OF PAY:
Workday: Ten (10) hours in any one (1) day shall constitute the workday.

Work Week: Four (4) workdays, regularly scheduled between the hours of 12:01 a.m., Monday, and 12:00 midnight, Sunday, shall constitute the basic work week. The work week of alternative-shift employees shall be from Monday through Sunday and reflect a schedule of forty (40) hours of straight time work.

Days Off: In regards to four-ten shifts there will be a minimum of two consecutive days off during the work week.  The third day off may be scheduled non-consecutive.

Shift Designations: The following designations shall apply:
o	FIRST SHIFT: All ten (10) hour shift periods regularly scheduled to begin at 5:00 am, or thereafter but before 12:00 noon shall be designated as first shifts.
o	SECOND SHIFT: All ten (10) hour shift periods regularly scheduled to begin at 12:00 noon or thereafter but before 8:00 pm, shall be designated as second shifts.
o	THIRD SHIFT: All ten (10) hour shift periods regularly scheduled to begin at 8:00 pm, or thereafter but before 12:01 am, shall be designated as third shifts.

Lunch Periods:  refer to Article 6.3 General.

Overtime:  In computing overtime, intermission taken out for meals and any holiday or vacation paid in that pay period will be considered as time worked.

Time And A Half:  Except as otherwise provided in this Article, the following situations shall require payment at one and one-half (1 1/2) time the regular established wage rate:
■	Time worked in excess of ten (10) hours per day.
■	Time worked in excess of any four (4) scheduled workdays in that workweek except when in conjunction to Flex Scheduling per Article 6.19.
■	Work scheduled in the three (3) hours immediately preceding the normal starting time.
■	Employees who are scheduled to work on an observed holiday.
■	Employees who are scheduled for overtime and such is canceled per Article 6.9 (Required Notice For Overtime)

Double Time:  Except as otherwise provided in this Article, the following situations shall require payment at two (2) times the regular established wage rate:
■	Employees who work on the third regular day off.

Rest Time:  Employees who are required to work overtime within the ten (10) hour period immediately preceding their scheduled starting time on a regular work day, shall be entitled to time off with straight time pay equal to time worked during this time frame. This is not applicable to a call out or scheduled overtime of three (3) hours or less immediately proceeding the employee's normal starting time.

Meals: refer to Article 6.15 General.

Holidays: It is understood that Employees may, at their discretion, use two (2) hours of vacation time, flex time or two (2) hours of unpaid time on holidays to ensure a full eighty (80) hour pay period.  When a holiday falls on an employee’s regularly scheduled day off the company will endeavor to schedule the day off as the last scheduled non-overtime work day

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

immediately preceding the holiday or the non-overtime work day immediately following the holiday shall be observed as the holiday for the purpose of this Article.  However, the holiday could be scheduled within the pay period to minimize any operational issues.  Notice of the date that the holiday will be observed shall be posted within the work group a minimum of one week prior to the holiday itself.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

EXHIBIT I
 CLERICAL
JOB CLASSIFICATION DESCRIPTIONS
(Alphabetical)

FIELD SERVICE REPRESENTATIVE (5161)
Performs various assignments relating to field Customer Service and Metering activities, including the duties of Meter Reader.  Individual assignments are based on requests from the Customer Service department and customer service orders which include, but are not limited to, turn-ons and turn-offs, check readings, and miscellaneous testing of both customer-owned and Company-owned electrical equipment.  May enter substations, co-generation facilities and LGS facilities to probe and read time-of–use meters.  The employee will be required to operate a vehicle for the Company.  Performs other related work, including semi-skilled work in other meter services areas, for which the employee is capable and qualified to safely perform as assigned. FSR’s required to perform meter reader duties will be selected using inverse seniority for work during the normal shift.

SENIOR CUSTOMER SERVICE REPRESENTATIVE (5174)
Performs very sophisticated clerical tasks, which require extensive decision-making authority, and independent judgment.  Employees in the classification work in the following areas:
■	Head Cashier
■	Service Dispatching
■	Districts
■	LGS Billing

CUSTOMER SERVICE REPRESENTATIVE (5374FT/5376 PT)
Performs varying degrees of clerical functions, from intermediate to fairly sophisticated, which require typing skills and the use of office equipment, personal computers, and business software systems.  Customer interaction requires extensive use of customer service skills and a significant degree of decision-making authority.  Employees in the classification work in the following areas:
■	Call Center
■	Commercial Office Support
■	Customer and Field Operations
■	Customer Credit and Billing
■	PBX
■	Material Management

REVENUE PROTECTION INVESTIGATOR (5162)
Employee performs specialized assignments relating to current diversion and meter tampering. The employee will also be required to perform technical investigations with established procedures on customer-owned and Company-owned equipment; does not include instrument metering. The employee will be required to work closely with low voltage electricity, while investigating, with various testing equipment. Will be familiar with associated office equipment, and work with and have knowledge of other department's functions, relating to detection and billing. Will drive a Company vehicle and be assigned to the Revenue Protection Department. Performs other related work, including semi-skilled work in other areas, for which the employee is capable and qualified to safely perform as assigned.

LEAD
In the absence of appropriate supervision or when directed, leads, assists, and works with other departmental personnel to ensure the efficient operation of related activities.  May be required to develop schedules, direct work assignments, prepare job related reports, complete other administrative duties, function in a customer or field service capacity, and perform other work as needed.

LEAD, SUPPORT SERVICES (5371)
In the absence of appropriate supervision or when directed, the lead will assist and work with other departmental personnel to ensure the efficient operation of related activities of the internal and external Mail Distribution services, Information and Record Management, Copy Center and the Corporate Switchboard.  May be required to develop schedules, direct work assignments, prepare job related

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

reports, training, complete other administrative duties, function in a customer or field service capacity and perform other work as needed.

MAIL & SUPPLY TECHNICIAN (5416)
Performs a variety of support service functions, which may include assisting departments to input orders, verifying electronic supply orders on ERP system and other electronic ordering systems, maintaining necessary stock, filing and duties related to inventory management, communicates with internal customers and occasional interface with external customers and operates office equipment, including but not limited to mail processing, switchboard and printing/duplicating equipment. Responsible for maintaining machines in clean operating condition and may perform some routine maintenance and adjustments. May be assigned other related duties as necessary such as maintaining a safe and clean work area, driving Company vehicles, pickups,  delivery and lifting (as outline in Union handbook lifting requirements) will include the use of necessary  tools to assist in performing duties as assigned. Require experience in office environment and basic operation of computer systems.

METER READER (5412 FT/5415 PT)
Employee reads meters, including probing time-of-use survey and LGS commercial meters, in Company service areas, and records readings, comments, and miscellaneous information on proper forms and into handhelds.  Indicates abnormal or unusual conditions relative to meters and facilities.  May be required to operate vehicle for Company. Performs other related work, including preparing reports, for which the employee is capable and qualified to safely perform as assigned. The ratio for part-time Meter Readers will be five (5) full-time employees for every one (1) part-time employee.

REPROGRAPHIC TECHNICIAN (5270)
Employee will be responsible for the production of in-plant printed and copied material. Including but not limited to: offset printing, bindery, and finishing equipment as well as networked and non-networked production copying equipment. Will be responsible for maintaining/keeping department and equipment in clean and safe operating condition. Provide general administrative support and may be assigned other duties as assigned. This position supports Supply Services.

TRAINER FIELD OPERATIONS (5182)
Assists management and the Customer Service Training & Performance Department by identifying training needs, participating in job/task analyses, providing small group and/or one-on-one and just-in-time training support, and actively participating in planning the Trainer In-Service Program.  Responsible for performing regular Field Service, limited Customer Service functions and working with training staff on training goals and self-development in training capacity.  This position will support the Field Operations Department including, but not limited to: Meter Reading, Field Services and Meter Operations.  May be required to work various shifts and at various locations.

TRAINER CUSTOMER CARE (5183)
Assists management and the Customer Service Training & Performance Department by identifying training needs, participating in job/task analyses, providing small group and/or one-on-one and just-in-time training support, and actively participating in planning the Trainer In-Service Program.  Responsible for performing regular Customer Service functions and working with training staff on training goals and self-development in training capacity.  This position will support the Customer Service Department including, but not limited to: Call Center Operations, Credit & Collections, Billing and the commercial offices.  May be required to work various shifts and at various locations.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CLERICAL – WAGES
Job Code	Job Title	Step	09/01/11 1.5%	1st Pay Period After 02/01/12 1.0%
5061	Lead Field Service Rep	1	28.27	28.55

5161	Field Service Rep	1	22.30	22.52
	2nd Six Months	2	23.69	23.93
	3rd Six Months	3	25.77	26.03

5162	Revenue Protection Investigator	1	25.93	26.19
	2nd Six Months	2	27.06	27.33
	3rd Six Months	3	28.09	28.37
	4th Six Months	4	29.14	29.43

5174	Senior Customer Service Rep	1	21.41	21.62
	2nd Six Months	2	22.37	22.59
	3rd Six Months	3	23.38	23.61
	4th Six Months	4	24.43	24.67
	5th Six Months	5	25.68	25.94

5175	Lead Customer Service Rep	1	25.35	25.60

5177	Lead Field Srvc Investigator	1	32.08	32.40

5182	Trainer METER	1	28.27	28.55

5183	Trainer TSO	1	28.27	28.55

5270	Reprographic Tech	1	21.12	21.33
	2nd Six Months	2	21.88	22.10
	3rd Six Months	3	22.65	22.88
	4th Six Months	4	23.39	23.62
	5th Six Months	5	24.15	24.39

5274	Customer Service Rep	1	15.12	15.27
5273 p/t	2nd Six Months	2	16.47	16.63
	3rd Six Months	3	17.78	17.96
	4th Six Months	4	19.13	19.32
	5th Six Months	5	20.48	20.68
5371	Lead Support Services	1	26.56	26.83
5411	Lead Meter Reader	1	26.69	26.96

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CLERICAL – WAGES
Job Code	Job Title	Step	09/01/11 1.5%	1st Pay Period After 02/01/12 1.0%
5412	Meter Reader	1	16.28	16.44
5415 p/t	1st Three Months	2	16.92	17.09
	2nd Three Months	3	17.48	17.65
	2nd Six Months	4	18.06	18.24
	3rd Six Months	5	18.65	18.84
	4th Six Months	6	19.23	19.42
	5th Six Months	7	19.82	20.02
	6th Six Months	8	20.42	20.62
	7th Six Months	9	20.97	21.18

5416	Technician, Mail & Supply	1	13.58	13.72
	2nd Six Months	2	14.78	14.93
	3rd Six Months	3	16.00	16.16
	4th Six Months	4	17.50	17.68
	5th Six Months	5	19.27	19.46

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

T & D
ARTICLE NO. 4
Union Activity

4.3             T & D CONTRACTING WORK:
In case the Company should contract any type of work customarily performed by Bargaining Unit employees, the Company shall, before awarding such contract, advise the contractor that the work is to be done under not less than the terms and conditions pertaining to hours and wages set forth in the Collective Bargaining Agreement. Upon award of such contract, the Company shall notify the Union in writing within thirty (30) calendar days of any and all contracts awarded of such contractor and the nature of the work being performed. For all work that is contracted out, there shall be a match of man for man for all Bargaining Unit Classifications affected for all hours worked by such contractor. The Company will not contract any of its construction and maintenance work while having available competent employees to do such work. In the event the Company has employees on layoff with recall rights, the Company will not establish contracts for work that is customarily performed by such Bargaining Unit employees unless affected employees are not qualified to perform the work (as defined in Article 5.4 LAYOFF PROVISIONS). If the Company has employees in layoff status who are qualified to perform work, which the Company intends to contract, the Company may recall these employees for the term of the contracted work without creating the liability for an additional severance in accordance with Article 5 (STATUS OF EMPLOYEES) of this Agreement. The man for man match shall apply for all work except for construction of new transmission lines.

4.4             CONTRACTING WORK – MAPPING ONLY:
In case the Company should contract any type of work customarily performed by Bargaining Unit employees, the Company shall, before awarding such contract, advise the contractor that the work is to be done under not less than the terms and conditions pertaining to hours and wages set forth in the Collective Bargaining Agreement. Upon award of such contract, the Company shall notify the Union in writing within thirty (30) calendar days of any and all contracts awarded of such contractor and the nature of the work being performed. Due to the nature of the work, company reserves the right to retain and not exceed 25% of their projects as contractors. In the event the Company has employees on layoff with recall rights, the Company will not establish contracts for work that is customarily performed by such Bargaining Unit employees unless affected employees are not qualified to perform the work (as defined in Article 5.4 LAYOFF PROVISIONS).

4.5	CONTRACTING WORK – UDC & SENIOR PROJECT COORDINATORS ONLY:
In case the Company should contract any type of work customarily performed by Bargaining Unit employees, the Company shall, before awarding such contract, advise the contractor that the work is to be done under not less than the terms and conditions pertaining to hours and wages set forth in the Collective Bargaining Agreement. Upon award of such contract, the Company shall notify the Union in writing within thirty (30) calendar days of any and all contracts awarded of such contractor and the nature of the work being performed. Due to the nature of the work, company reserves the right to retain and not exceed 25% of their projects as contractors. In the event the Company has employees on layoff with recall rights, the Company will not establish contracts for work that is customarily performed by such Bargaining Unit employees unless affected employees are not qualified to perform the work (as defined in Article 5.4 LAYOFF PROVISIONS).

4.6	CONTRACTING WORK – FACILITIES ONLY
Both parties reserve the right to sit down and discuss all construction projects prior to the start of such project.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

NEW CONSTRUCTION AND SYSTEM UPGRADES: FACILITIES ONLY:
The company will assign Bargaining Unit Quality Assurance person to each new construction and system upgrade project.  If the “Q.A.” person assigned feels the work is beyond his/her scope, the appropriate craft person shall be assigned.  The Q.A. person will help to insure the contractor is performing work up to our standards, as well as be the contact person for equipment maintenance in the future.  The Q.A. person will periodically monitor the progress as well as perform his/her normal duties.  The Q.A. person for Facilities will be a Tech III.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

T & D
ARTICLE NO. 6
Working Hours and Rates of Pay

6.1	DEFINITIONS:
SHIFT: Hours of work.

SCHEDULE: Days and hours of work.

WORK DAY: Eight (8) hours in any one (1) day shall constitute the work day; however the Company and Union may enter into Agreements which establish alternative work schedules involving work days which have more than eight hours.

WORK WEEK: Five (5) consecutive work days, regularly scheduled between the hours of 12:01am, Monday, and 12:00 midnight, Sunday, shall constitute the basic work week.  The basic workweek of regular day-shift employees shall be from Monday through Friday and reflect a schedule of forty (40) hours of straight-time work.

REGULAR DAYS OFF: Days off shall be consecutive, however, they may not be within the basic workweek.

REGULAR DAY-SHIFT EMPLOYEES: Regular day shift employees are those employees who are assigned to shifts, which are established on a Monday through Friday schedule and work a shift, which begins between the hours of 7:00 am and 11:59 am.  When mutually agreed to by the Union and Company, the day shift starting time may be scheduled as early as 6:00am to take advantage of daylight hours. Only Fleet Services and Clerk Dispatchers starting time may be scheduled as early as 5:30am.

SEVEN DAY COVERAGE: A schedule of fixed or rotating shifts that cover seven (7) days per week, twenty-four (24) hours per day.

SHIFT EMPLOYEES: Shift employees are all employees not defined as regular day-shift employees. This includes employees assigned to fixed shifts and seven (7) day coverage.

SHIFT DESIGNATIONS: No shift periods shall start between the hours of 12:01 am and 5:59 am, unless mutually agreed to by memorandum of understanding between the Company and the Union.  The follow designations shall apply:

FIRST SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 6:00 a.m., or thereafter but before 12:00 noon shall be designated as first shifts.

SECOND SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 12:00 noon or thereafter but before 8:00 p.m., shall be designated as second shifts.

THIRD SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 8:00 p.m., or thereafter but before 12:01a.m., shall be designated as third shifts.

SHIFT DIFFERENTIAL: An incremental increase for working on a second or third shift.

SHIFT PREMIUM: An incremental increase for all hours worked outside of the employee's previous schedule for the first five (5) working days of a newly established permanent, temporary or emergency schedule.

SHORT CHANGE: A transfer from one established schedule to another with only one shift off between schedules.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

COMPANY HEADQUARTERS: Any headquarters established for the purpose of engaging in work covered by this Agreement when such work will continue for an indeterminate period of time.

6.4	OVERTIME: In computing overtime, intermission taken out for meals served other than on the job shall be deducted, and any holiday or vacation paid in that pay period will be considered as time worked.

NO PYRAMIDING OF OVERTIME:  The employee will only be entitled to the highest single premium rate applicable to the work assigned by the CBA.  There will be no pyramiding of overtime.

TIME AND A HALF: Except as otherwise provided in this Article, the following situations shall require payment at one and one-half (1 1/2) times the regular established wage rate:
•	Time worked in excess of eight (8) hours per day.

•	Time worked in excess of any five (5) scheduled workdays in that workweek.

•	Work scheduled in the three (3) hours immediately preceding the normal starting time.

•	Employees scheduled to work on an observed holiday.

•	Employees on seven (7) day coverage who are scheduled or called out for overtime except as defined in "Double Time."

•	Employees who are scheduled for overtime and such is canceled per Article 6.9 (REQUIRED NOTICE FOR OVERTIME).

DOUBLE TIME: Except as otherwise provided in this Article, the following situations shall require payment at two (2) times the regular established wage rate:

•
Employees, other than those assigned to seven (7) day coverage, (excluding line troubleman), who are scheduled to work within the first five (5) hours of the eight (8) hour period immediately preceding the normal starting time regardless of the day of the week.

•	Employees who work on the second day of a two-day off period, or on the second or fourth days off of a four days off period with an overtime minimum as provided in Article 6.7 (CALL-OUTS).

DOUBLE TIME AND A HALF: Except as otherwise provided in this Article, the following situations shall require payment at two and one-half (2 1/2) times the regular established wage rate:
•	For all time worked in excess of sixteen (16) consecutive hours.

BREAK PERIOD: Employees entitled to pay at this rate will continue at this rate until they have been released for a period of at least six (6) continuous hours.  Any break of six (6) hours will be considered an interruption of continuous work time.  It is understood that any employee may be returned to work exactly six (6) hours from their most recent release, satisfying the required break.  It is also understood that any employee released for such a break may be called back to work before six (6) hours have elapsed.

MEAL PERIODS: Meal periods while working overtime will not be considered as part of the six (6) hour break and will not be considered time worked, unless employees are directed to work through their meal period.  Employee's unpaid meal period which occurs during regular work hours will be included in the computation of the six (6) hour break, when this break is

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

calculated from the end of the employee's last regular shift.  Accordingly, an employee may be called out five and one-half (5 1/2) hours from the end of their last regular shift without creating a requirement for this rate.

STRAIGHT TIME PAY: Employees sent home for a six (6) hour break will not lose any straight time pay for normally scheduled hours, as a result of such a break.

Example
Employees assigned to a 7:00 am to 3:30 pm shift and released two (2) hours early so they may have a six (6) hour break before a scheduled outage would be paid for the two (2) hours at the straight time rate and this would satisfy the six (6) hour break.

Employees must use any rest time pay accumulated as a result of an overtime assignment before these provisions would apply. If an employee's accumulated rest time does not cover the entire six (6) hour break, the employee will receive straight time pay for any regularly scheduled hours not worked due to this break.

6.5
OVERTIME EQUALIZATION: (Does not apply to UDC or Mapping classifications) The Company will endeavor to distribute overtime work as evenly as possible among those employees qualified to perform such work. For the purpose of distributing overtime, the Company will maintain and post overtime lists in each sub-department indicating time offered and time worked. Each department will create policies and procedures (BY LOCATION, SHIFT – as defined by Article 6.1 AND CLASSIFICATION), for overtime equalization through labor/management meetings.

6.7	CALL-OUTS:

TWO-HOUR MINIMUM:  Employees called out for overtime duty shall receive at least two (2) hours pay.  Reasonable travel time (defined below) to and from home will be considered as time worked for the purpose of satisfying the two (2) hour minimum, and will be paid at the appropriate overtime rate.

Example #1
Employees called out who work two (2) hours and travel one (1) hour (round trip) will be paid for three (3) hours.

Example #2
Employees called out who work four (4) hours and travel one (1) hour (round trip) will be paid for five (5) hours.

Example #3
Employees called out who work one (1) hour and travel one (1) hour (round trip) will be paid for two (2) hours.

Example #4
Employees called out who work fifteen (15) minutes and travel one (1) hour (round trip) will be paid for two (2) hours.

Example #5
Employees called out who work into their regular shift shall be paid the appropriate overtime premium for at least two (2) hours, which includes travel time to work only.  This does not change the normal starting time for the purpose of extending the shift.

MULTIPLE CALL-OUTS: Employees called-out more than once in the twenty-four (24) hour period from midnight one day to midnight the following day shall be paid at least the two (2) hour minimum mentioned above for the first call. For subsequent calls, employees shall be paid for a one (1) hour minimum with the same travel time considerations mentioned above.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

For the purpose of this section, concurrent calls or successive calls without a break in work time shall be considered as a single call.

TRAVEL TIME: Employees are entitled to travel time according to the following chart:

Locations	Las Vegas Valley	Reid Gardner	Laughlin
Las Vegas Valley	.5 hour	1 hour	2 hours
Moapa Valley	1 hour	.5 hour	3 hours
Boulder City	.75 hour	1.5 hours	1.5 hours
St. George/Alamo	2 hours	1.5 hours	4 hours
Mesquite	1.5 hours	.75 hour	3.5 hours
Laughlin	2 hours	3 hours	0
Henderson	.75 hour	1.5 hours	1 hour

6.9	REQUIRED NOTICE FOR OVERTIME:

SCHEDULED OVERTIME: In scheduling overtime work, a minimum of fourteen (14) hours notice is required, prior to the start of any overtime for a particular day, and before leaving the work site on a regular work day. Without this notice, such work will be considered as a call-out. It is understood that overtime, when worked as an extension of a regular shift, does not require such notification.

Example:
An employee assigned to a 7:00 am to 3:30 pm shift and held over for overtime and is notified to work the next day  (his/her day off) at 7:00 am. If notification is given in the first two
(2) hours of held over overtime, this overtime is considered scheduled.

CANCELING OVERTIME: A minimum of twelve (12) hours notice is required on canceling pre-scheduled overtime. When customer arrangements are involved, the Company must provide twelve (12) hours notice prior to the employee's next normal starting time. When such notice of cancellation of pre-scheduled overtime work is not given in accordance with the above, employees involved will be paid for two (2) hours at established overtime rates if they report and are retained for work. When such notice of cancellation is not given in accordance with the above, but employees are later notified of work cancellation, they will be paid for two (2) hours at established overtime rates. If they report and are not retained for work, they shall receive pay for two (2) hours at established overtime rates

6.18
MUTUAL ASSISTANCE: The Company and the Union recognize the importance of assisting communities whose citizens may be in severe distress due to outages caused by wild fires, storms, etc.  In order to facilitate being able to send NV Energy’s employees while not hindering the day-to-day operations of the business; it is agreed that: 1) the Company will select those employees whose qualifications will be most valuable in assisting the community that is suffering due to outages/adverse conditions.  Selection of qualified employees will be made according to the (i) “on call crew” at the time the assignment is made, and (ii) the low equivalent overtime list at the time the assignment is made; however, 2) any Employee in discipline for misconduct or whose assignment would disrupt an ongoing NVE major project will not be eligible for assignment under this Article.

Any employees selected by the Company to assist the suffering community must own the requisite gear/clothing for giving assistance in the specific climate where the outage has

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

occurred.  Any employee without the proper gear must either turn down the selection or be responsible for purchasing proper gear/clothing at the employee’s own expense.

Any employees selected to assist a community in distress will work under and be subject only to the NV Energy/IBEW Local 396 Collective Bargaining Agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

T & D
ARTICLE NO. 16
Working Rules

16.1
SAFETY GEAR: Rubber gloves, hose, hoods and blankets may be used to make as safe as possible any work performed on any equipment having conductors energized in excess of 750 volts, in addition, hot line tools may be used where applicable. The safety precautions taken by the crew are the direct responsibility of the foreman in charge.  The Occupational Safety and Health Standards as contained in sub-part "v" of the Occupational Safety and Health Act (OSHA) shall be considered minimum standards for work performed on power transmission and distribution equipment.

16.2
TWO MAN CREW: A two (2) man crew shall be made up of two (2) Journeymen Lineman or one Journeyman Lineman and an Apprentice Lineman that is qualified to complete the particular work assigned. In all cases the company will endeavor to use two (2) Journeymen lineman, and designate one of them as the employee in charge to direct all the work.

16.3
T&D ENERGIZED WORK: All lines energized at 4 kv, phase to phase, or above shall be handled in accordance with 1910.269 subpart “R” of the Occupational Safety and Health Act (OSHA). When working on energized lines / electrical apparatus with live line tools, two (2) qualified and authorized employees shall be on the pole to do the work. They shall be at all times under the observation of a foreman who shall have no other duties at the time the work is being performed. Foreman shall use their judgment in and be responsible for the proper placing of their employees (ie, Foreman may delegate the observation duties to a qualified Journeyman Lineman when necessary) As an exception to the rule, one (1) such employee may be allowed to clean insulators in un-crowded conditions, do hot meggering, make current and voltage test, connect or remove the hot taps from the fuse holders to the line, provided the fuses are removed and adequate clearance can be maintained or emergency repairs by troubleman to the extent necessary to safeguard the general public. No employee shall be assigned to hot work on two hundred thirty thousand (230kv) or on higher voltages unless that employee has received training on such voltages.

16.5
FRAMING AND POLE CONSTRUCTION: All framing and erecting of poles or towers in the field shall be done by the line crew. All framing in any pole yard shall be done by a Journeyman lineman with the ratio of assisting apprentices and/or groundmen no greater than that in the majority of line crews on the system.

16.8
TEMPORARY LEAD LINEMAN: In the temporary absence of a regular Lead Lineman, when there is three (3) or more employees on a crew, one of those employees shall be paid at the Lead Lineman’s rate of pay for all hours worked. The employee chosen to be the lead will be responsible for all duties within the Lead Lineman job description; however this language is not intended to conflict with (Article 7.3 Staffing Vacancies).

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

EXHIBIT I
T & D
JOB CLASSIFICATION DESCRIPTIONS
 (Alphabetical)

APPRENTICE COMMUNICATIONS ELECTRICIAN (7024)
Assists the communications electrician while in training of Journeyman; installs and maintains the sophisticated voice, data and video communications equipment while working under the direct supervision of Journeyman Communications Electrician. May be required to perform other activities as assigned.

APPRENTICE EQUIPMENT MECHANIC  7013)
Assists the equipment mechanic while undergoing training for the Journeyman level. Does such work as tuning motors, adjusting valves and ignitions, cleaning fuel systems and radiators’, adjusting clutches, brakes and carburetors, tests compression of oil and fuel pressure.

APPRENTICE LINEMAN (7020)
Assists in all work performed by a lineman while engaged in learning lineman work under the direct observation of a Journeyman lineman; climbs poles in the installation of cross arms, guy wires, insulators, pins and wires, etc., splices transformer leads and solders and tapes connections and may be required to perform other duties as assigned.

APPRENTICE METERING ELECTRICIAN (7022)
Assists in all the work performed by the Meterman while undergoing training for the Journeyman level; tests meters, programs meters, completes all appropriate paperwork, sets all meters, wires panels, wires primary, secondary, substation, generation, and transmission metering circuits all under the supervision of a Journeyman Meterman, and may be required to perform other duties as assigned.

APPRENTICE SUBSTATION ELECTRICIAN (7021)
Assists the substation electrician while in training for Journeyman; assists the Journeyman in his work in the construction, maintenance and operations of substations and switchyards; cleans, makes tests and does minor repair of all substation equipment, fixtures, wiring, and may be required to perform other duties as assigned.

CIRCUIT INSPECTOR (6111)
Makes periodic, routine and emergency inspections and repairs of all electrical distribution facilities, and property owned by the Company, including rights-of-way, and overhead line and underground facilities; identifies system encroachments, and deteriorating and defective equipment; and prepares related reports necessary to perform required maintenance and repairs. May be required to operate sonic, or other test equipment, perform incidental tasks, minor repairs that can safely be completed by a Journeyman, and related work as required. Must be thoroughly familiar with distribution construction standards and practices, and be able to recognize system deficiencies on sight.

CLERK DISPATCHER (5144)
Responsible for Distribution Construction and Maintenance activities related to analyzing construction and maintenance work orders to determine a plan of optimum work method, crew size, equipment and man hours. Coordinates maintenance projects for Transmission and Distribution. Schedules work processes for the coordination, construction and maintenance of underground and overhead distribution projects. Responsible for customer contact on all projects while under construction and maintenance, Receives and logs all work orders. Prepares related material requests and ensures that material is available and staged. Makes arrangements to have holes dug and poles delivered before dispatching crews to jobs. Dispatches crew and keeps log on their location in order to dispatch them efficiently to their next job. Sets up scheduled outages when required and conducts field check jobs. Prepares daily and monthly reports and work orders and closes out all jobs. Answers radio and telephones and does general office clerical work as required. Performs other related work for which employee is capable and qualified to perform as assigned.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

CLERK DRIVER (6188)
Drives truck; operates power winch; maintains truck and equipment in orderly manner; does field clerical work, such as maintaining records of materials used, materials needed the following days, preparation of time cards and any other records as directed by the foreman; works as a groundman if so required by the foreman.

COMMUNICATIONS ELECTRICIAN I (6197)
With supervision and oversight be capable of diagnosing the causes of poor performance or non-operation of radio or communication equipment. Performs installation, field testing and maintenance of communications systems, telephone switchboards and other terminal equipment, supervisory, microwave, multiplex, radio, 950 MHz data radios, "T" carrier, fiber optic, hardware, and multiplex tone equipment, scada/ems computer, rtu, and all associated hardware, fiber optic cable splicing, remote signal and remote control equipment, load frequency control and telemetering equipment, and any new technology related to Telecom that the company decides to use. This position is not to be considered a permanent position but is a training position for the Communication Electrician II position. The Communication Electrician I shall qualify for the Communication Electrician II position by demonstrating, on-the-job, that he or she has acquired the necessary skills to qualify and then pass a written proficiency exam.  Must have a valid FCC general class radiotelephone operator's license, or valid NABER or NARTE certification.  May be required to perform any of the duties assigned to the electrician classification.  If the employee has successfully completed Company’s Communications apprenticeship program, this position can be bypassed and the employee can move directly into the Communication Electrician II classification.

COMMUNICATIONS ELECTRICIAN II (6108)
With almost no supervision and oversight be capable of working independently to diagnoses the causes of poor performance or non-operation of radio or communication equipment. Performs installation, field testing and maintenance of communications systems, telephone switchboards and other terminal equipment, supervisory, microwave, multiplex, radio, 950 MHz data radios, "T" carrier, fiber optic, hardware, and multiplex tone equipment, scada/ems computer, rtu, and all associated hardware, fiber optic cable splicing, remote signal and remote control equipment, load frequency control and telemetering equipment, and any new technology related to Telecom that the company decides to use. Must have a valid FCC general class radiotelephone operator's license, or valid NABER or NARTE certification. Must be a Journeyman communications electrician with at least two years of experience in that classification or successfully completed the Company’s Communication apprenticeship program. May be required to perform any of the duties assigned to the Electrician classification.

COMMUNCIATIONS GROUNDMAN (6185)
Performs semi-skilled work functions and tasks when necessary, as assigned by supervisor, communications lead, or Journeyman or apprentice supplied with tools, materials, and supplies while assisting with specific jobs. Work assignments will provide training to enhance job knowledge and skills for progression in career path towards electrical apprenticeship. At no time, however, shall a groundman be allowed to work on energized equipment or liens. Responsible for keeping job sites clean and may be required to perform such other duties as assigned.

COMPANY WIDE WELDER (6130)
Performs all types of high pressure, gas and electrical welding. Will have fabrication skills (ie. gas, electric and mechanical cutting) Must be capable of welding, brazing and/or soldering carbon, stainless, alloy steels, aluminum and bronze. Will be required to work intermittently with T&D personnel, on, below and above ground, if necessary. Will perform any and all tasks for which they are properly trained and can competently and safely perform It is never the intent for a welder to perform work that is traditionally done by Journeyman.

CREW CHIEF (7095)
Directs the work and activities of the Survey Crew in the performance of measurements upon the land of features and fixtures of Company owned land and land rights, construction layout and staking of improvements and facilities, and other survey related activities in support of Company objectives.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Maintains and operates all survey and survey related equipment. Reviews plans for accuracy, performs research, calculations and other field checks to insure correctness, maintains data collector files, and oversees survey crew to make sure correct survey procedures and safety requirements are met. Possesses fundamental knowledge of Land Survey principles and practices and actively pursues performance excellence. The Crew Chief shall be responsible for the survey crews activities in the performance of their duties. Performs such other duties as may be assigned.

An employee who holds the position of Crew Chief will automatically progress to the position of Surveyor (3178) once they obtain a Professional Land Surveyor’s License and once they provide the Company with documentation of obtaining the license.  Should the license expire or be revoked, the employee will return to the classification and rate of pay of Crew Chief.  The Company may require a Surveyor to provide documentation of a current Professional Land Surveyor’s license on an annual basis.

DESIGN FACILITATOR (7097)
Reviews construction designs for accuracy and appropriate specifications and standards. Assists design team in the training and development of constructible designs. Researches field equipment and field conditions for compatibility to design. Makes recommendations, decisions and/or changes that will effect the workability, reliability, and safety of the installation and maintenance of equipment. Employee can observe and verify proper installation of facilities in accordance with company specification and standards. Has contact with company employees, customers and company contractors. Must be skilled to perform all types of work specific to the Journeyman Lineman classification. Employee will perform any and all tasks for which they are trained and can competently and safely perform. Performs related duties to help ensure job site and design readiness prior to construction.

ELECTRICAL INSPECTOR (6112)
Responsible for inspecting electrical installations performed by Company and contract personnel, Inspects electrical service requirements within residential subdivisions and/or commercial developments. Will perform electrical inspections and other duties beyond the main trench. Inspects installation and removal of appropriate distribution system. Observes and verified the proper installation of facilities in accordance with Company specifications and standards and performs material audits. Has direct contact with customers and Company contractors. Must be skilled to perform all types of work specific to the Journeyman lineman classification. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

EQUIPMENT MECHANIC (6150)
Performs skilled mechanical work in the maintenance and repair of motor vehicles of all types of motor vehicles, cranes, aerial devices and associated equipment; inspects passenger cars, trucks, pickups and other transportation equipment to determine needed repairs, makes such repairs as are possible in the Company shop, diagnoses motor and other equipment troubles and recommends sending them out or repairing them in-house. Maintains work and vehicle records as required by the Company. Performs all other work as assigned.

EQUIPMENT OPERATOR   (6166)
Operates digger machine in boring of holes for poles and anchors; gives directions for raising and setting of poles; raising of electrical equipment and racks; make minor repairs and adjustment to digger machines; operates other special equipment including jackhammer as required and drives truck or pickup in performance of duties.

FIELD INSPECTOR (6110)
Inspects installation and removal of appropriate systems. Observes and instructs in the proper installation of facilities in accordance with Company specifications and standards and performs material audits. Has direct contact with customers and Company contractors. Must be skilled to perform all types of work specific to the appropriate trade. May be required to operate test equipment, perform incidental tasks and minor repairs that can safely be completed by a Journeyman, and may be required to perform other duties as assigned.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

FLEET MAINTENANCE TECHNICIAN (6151)
Will perform all vehicle and equipment classes for preventative maintenance work (to include PM’s-A,B & C). Will be required to maintain work, vehicle and equipment PM records. Will be required to obtain ASE certifications in PM class. Upon training, the Fleet Maintenance Technician will be required to check all vehicle safety items, and advise the Lead of the condition of the vehicle or the equipment. Will be required to transport all company vehicles to and from locations to perform PM work, which requires a CDL license. Will be required to perform any of the above tasks. May be required to assist with or perform work in a lower classification and other related work for which the employee is capable and qualified to perform as assigned.

FLEET UTILITY TECHNICIAN (6182)
Operates mobile tank truck for fueling fleet vehicles at various locations. Must be able to obtain a CDL with haz-mat and tanker endorsements. Performs all types of tire repairs including split rims. Changes all types of tires in-house and in the field. Inspects vehicles for tire repairs of replacements. Operates tow truck for pickup and delivery of disabled vehicles. Assists Equipment Mechanic with preventative maintenance of all types of motor vehicles, cranes, aerial devices and associated equipment. Maintains work and vehicle records as required by the Company. Performs other work as assigned.

HIGH BOOM OPERATOR (6177)
Operates live booms with a reach of more than sixty (60) feet above ground level; makes minor repairs and adjustments on boom and truck; responsible for driving and maintaining truck and boom in safe and orderly manner. Maintains records as required by the Company, works in lower classifications as assigned.

LEAD
In the absence of appropriate supervision and when directed, leads, assists, and works with other departmental personnel to ensure the efficient operation of related activities.  May be required to develop schedules, direct work assignments, prepare job related reports, complete other administrative duties, function in a Journeyman capacity, and perform other work as needed.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

LINE CLEARANCE INSPECTOR (6100)
Directs, assigns, and inspects all Company and contract tree trimming maintenance activities. Assists other department personnel to ensure efficient operation of related activities. May be required to develop schedules, direct work assignments, dispatch crews, prepare job related reports, train departmental personnel and perform tree-trimming activities. Has direct contact with customers and promotes good public relations. May also be required to perform Line Groundman responsibilities and other duties as assigned.

LINE GROUNDMAN (6136)
Assists a lineman in a crew in the laboring work involved in the setting up of overhead transmission lines and overhead and underground distribution lines; digs holes; clears rights-of-way; handles tools and materials; steadies poles as they are raised by winch and tamps dirt around the pole to hold it in place: passes work tools, equipment and material from ground to lineman on the poles; may be required to drive a truck; may be permitted to climb. A groundman shall be permitted to climb only in established training sites, which are not energized and may be required to perform other duties as assigned.

LINE PATROLMAN (6180)
Patrols overhead transmission and distribution lines by truck or helicopter. Will observe and report any damaged structures or equipment. Will re-fuse capacitor banks and will fill out and give trouble reports to the supervisor. Must be qualified to use specialized equipment for detecting radio and television interference. May be required to tighten hardware on NV Energy fixtures. Will be required to patrol and tong the static line on the 500kv line semi-annually with another Journeyman. May have to perform light maintenance such as replacing guy guards, switch handles and pull down guys. May be required to switch in remote line locations and substations, and other duties as assigned.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

LINE TROUBLEMAN (6113)
Installs services and single phase self-contained meters up to two hundred (200) amps; replaces line and transformer fuses; changes transformer taps when necessary; is skilled in all types of transformer hook ups; does line work to restore customer service; provides limited service and assists customers in emergencies; has direct contact with customers and tries to build good public relations; makes out necessary reports on car/pole accidents and equipment failures; operates OCB’s and ACB’s and other station equipment in restoring outages and when necessary for line work; must take training period provided by the Company to become qualified on substation and field switching and to operate and check for minor troubles in all line and substation equipment; may work on shift basis.

JOURNEYMAN LINEMAN (6123)
Constructs high voltage power transmission and distribution overhead & underground lines; makes construction changes to existing lines; fittings and equipment; repairs power lines; services lines and line equipment; sets poles; installs cross arms, transformers, transformer racks, self contained single phase meters of 200 amps or less, and services of various types and sizes.

JOURNEYMAN METERING ELECTRICIAN (6124)
Tests electrical and physical characteristics and accuracy of electricity meters, instrument transformers, transducers, and other electrical devices in the circuit for measuring, monitoring, and analysis of electricity. Performs all tasks except meter reading on all instrument rated metering systems and on self-contained meters over 200 Amps or over 250 volts. Performs all initial installations of three (3) phase meters of any voltage. Assists in tie-line, station, and generation meter testing, installation, repairs, modifications, and verification.  Installs, maintains, and performs basic troubleshooting for communication interface with customer load management equipment; Installs, maintains, and removes portable equipment for measuring, monitoring, and analysis of electricity. Utilizes computer to upload/download data and company-developed equipment programs and to enter equipment parameters. Prepares written reports on field and shop activity as necessary. Equipment selection, metering system design, and equipment program development are not within the exclusive scope of this classification.

MAINTENANCE TECHNICIAN (7094)
Performs a variety of skilled work including operating equipment, insulating, painting, lubricating and carpentry.  Will be required to perform any of the above tasks if necessary.  May be required to assist or perform work in any lower classification. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MAINTENANCE UTILITY TECHNICIAN (7092)
Does unskilled work as necessary; keeps Journeyman or apprentice supplied with tools, materials, and supplies while assisting with a specific job; cleans working area and equipment.  Operates other special equipment including jackhammer as required and drives truck or pickup in performance of duties.  A maintenance utility technician shall not displace an apprentice or a Journeyman or generation technician. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MAPPING TECHNICIAN I (3103)
This entry-level position performs work under the close guidance and direction of a Mapping Technician II, Senior Mapping Technician, or the Supervisor.  This position checks and updates both CAD maps and database attribute files with Work Order/Project designs that range in complexity from simple to moderately complex.  The position checks Work Order/Project designs for accuracy, completeness, and adherence to mapping standards and notifies a designated Mapping Technician II, Senior Mapping Technician, or the Supervisor of any inconsistencies or discrepancies discovered in the designs.  This position updates the network model and landbase data with corrections provided from a designated Mapping Technician II, a Senior Mapping Technician, or the Supervisor.  The position transfers project design landbase information to the CAD maps and database attribute files when necessary.  This position maintains the customer-to-transformer link within the mapping system.  This position will learn the operation of the mapping software as well as how the mapping software interacts with AutoCAD.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Performs other related work for which the employee is capable and qualified to safely perform as assigned.

MAPPING TECHNICIAN II (3104)
This position performs work under the limited guidance of a Mapping Technician II, Senior Mapping Technician, or the Supervisor.  This position checks and updates both CAD maps and database attribute files with Work Order/Project designs that range in complexity from simple to highly complex.  The position checks Work Order/Project designs for accuracy, completeness and adherence to mapping standards, and notifies a designated Mapping Technician II, Senior Mapping Technician, or the Supervisor of any significant inconsistencies or discrepancies discovered in the designs.  This position will attempt to clarify or resolve problems with the designs by contacting the appropriate people responsible for the Work Order/Project.  This position updates the network model and landbase data with corrections provided from a designated Mapping Technician II, Senior Mapping Technician, or the Supervisor.  The position transfers project design landbase information to the CAD maps and database attribute files when necessary.  The position will correct any corrupted CAD maps including landbase files and connectivity maps when found.  The position maintains the customer-to-transformer link within the mapping system.  The position coordinates with other departments to ensure that project design and as-built information is provided to the department in accordance with the required mapping standards.  This position will update the Distribution Operations wallboard information when necessary.  This position fully understands the interaction of the mapping software and AutoCAD and will generate solutions to problems that are encountered with this interaction.  This position prepares mapping software problem logs.  The position may provide training and development to all department technicians.  The position may review the work of the Mapping Technician I & II positions.  Performs other related work for which the employee is capable and qualified to safely perform as assigned.

SENIOR MAPPING TECHNICIAN (3105)
This position performs work independently or under the limited direction of the Supervisor.  This position reviews completed work within the department for accuracy, completeness, and adherence to established procedures and standards, reporting results to the supervisor.  The position independently checks and updates CAD maps, database attribute files, the network model, including landbase updates, and reviews Mapping Technician I & II updates to the CAD maps and database attribute files.  This position checks Work Order/Project designs for accuracy, connectivity, completeness, and adherence to mapping standards.  This position creates and maintains all mapping standards and documentation.  This position reviews landbase changes and determines the impact to the mapping database, and provides guidance to the Mapping Technician I & II positions to accomplish the updates of the landbase information.  This position maintains the customer-to-transformer link and reconciles the automated assignment system when errors occur.  The position coordinates efforts with other departments to ensure that project design and as-built information is provided to the department in accordance with the required mapping standards.  This position prepares mapping software change requests and problem logs, proposes workaround solutions, and verifies and coordinates final problem resolution.  The position develops, prepares, and conducts training to the Mapping Technician I & II positions.  This position supports all the department needs related to the mapping software and AutoCAD software with regard to the software menus, macros, and scripts.  The position resolves any problems related to the department systems and the mapping process or data updates.  This position is expected to understand and perform all duties of a Mapping Technician I or II, if necessary.   Performs other related work for which the employee is capable and qualified to safely perform as assigned.

MASTER LINE CLEARANCE INSPECTOR (6199)
Directs, assigns and inspects all company and contract tree trimming maintenance activities. Assists other department personnel to ensure efficient operation of related activities. May be required to develop schedules, direct work assignments, dispatch crews, prepare job related reports, train departmental personnel and perform tree trimming activities. They will be required to get and maintain an ISA Certified Arborist license. Has direct contact with customers and promotes good public relations, and may be required to perform other duties for which are properly trained and competently and safely perform. Employees who obtain an ISA Certified Arborist license will be paid an amount equal to five (5) percent more than a line clearance inspector. The Company will pay any cost for getting and maintaining the ISA Certified Arborist license.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

MATERIAL SPECIALIST I (6158)
Performs manual and clerical duties in connection with receiving, storing and issuing supplies, tools, and equipment; unloads and unpacks incoming materials; places, shelves and racks stock of machine, hand and construction tools; measures, counts, cuts, crates, marks and stencils materials, supplies, tools and equipment; keeps the premises clean; drives a car or pickup in local purchases of materials and equipment.  Operates special pole yard crane to receive, load and unload poles, large transformers and cable reels, switches and other heavy equipment, and determines location and reordering of same.  Supervises the orderly accumulation and removal of scrap materials in the pole yard.

MATERIAL SPECIALIST II (6186)
Performs manual and clerical duties in connection with receiving, storing and issuing supplies, tools, and equipment; unloads and unpacks incoming materials; places, shelves and racks stock of machine, hand and construction tools; measures, counts, cuts, crates, marks and stencils materials, supplies, tools and equipment; keeps the premises clean; operate vehicles as required to execute assigned tasks (including deliveries, purchases, etc). All Material Specialists II must have and maintain a Class A Commercial Drivers’ License (CDL) in the State of Nevada. The Company will responsible for the cost of any physical and license renewal fees. Operates special pole yard cranes to receive, load and unload poles, large transformer and cable reels, switches and other heavy equipment, and determines location and reordering of same. Supervises the orderly accumulation, and removal of scrap materials in the pole yard. This position will be paid an amount equal to fifty cents more than the Material Specialist I classification.

Failure to maintain a Class A, CDL in the State of Nevada will result in demotion to the Material Specialist I and reduction in the rate of pay to the Material Specialist I rate.

Om the initial filling of this classification, all current Material Specialist I will be offered the opportunity to advance to the Material Specialist II classification. After 1/1/09, any openings the Company chooses to fill in the Material Specialist II classification will be posted and will be filled through the bidding process.

MATERIAL UTILITY TECHNICIAN  (7093)
Performs unskilled and semi-skilled labor as necessary.  Keeps warehouse and outside areas clean.  May operate forklift for loading and unloading of materials for deliveries.  Drives warehouse vehicles for material deliveries and local purchases of material and equipment.  Two hours minimum upgrade if material is to be purchased during town run.  Must be able to obtain a CDL within 90 days of hire date.  May assist Material Specialist in putting away material and loading material for crews.  The ratio should not exceed 1 Material Utility Technician for 7 Material Specialists (1:7).  A Material Utility Technician shall not displace a Material Specialist.

MECHANIC SPECIALIST (3146)
Maintains all types of construction and transportation equipment and accessories. Diagnoses mechanical, hydraulic and electrical problems, makes and recommends repairs. Designs equipment modifications, constructs and installs parts and similar apparatus, including booms and winches, to accommodate the required changes. Performs pressure and structural welding, operates metal lathes, and other precision machinery, and does other related mechanical work as required.

METER SHOP DISPATCHER (5181)
Responsible for coordinating and scheduling all Meter Shop field activities; analyzing Customer Service Orders to determine a plan of optimum workload, crew size and man hours; coordinating work with service, maintenance and trouble crews as well as scheduling special meter tests and the installation of special metering devices. Dispatches crews as necessary, answers radio and telephones and does general office clerical work as required. Responsible for ordering Meter Shop related materials. Also, responsible for maintaining effective work relationships by communicating effectively and professionally with both internal and external customers.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

METER TESTER (7085)
Inspects, tests, calibrates and repairs single-phase electric meters. Checks and regulates meter registration against standards at various load and power factors. Makes written reports of meter testing results. Performs other related work, including unskilled work in other Meter Services areas, for which the employee is capable and qualified to safely perform as assigned. Employees selected as a Meter Tester must have completed the Basic Math Class as a pre-qualification.

METERING UTILITY TECHNICIAN (6196)
Does unskilled work as necessary; keeps Journeyman, testers, and apprentices supplied with tools, materials, and supplies while assisting with a specific job; cleans working area and equipment including meter glass. Works with warehouse to assign meters to field workers. Operates other special equipment as required and drives truck or pickup in performance of duties. A metering utility technician shall not displace a tester, apprentice, or Journeyman. Performs other related work, including unskilled work in other meter services areas, for which the employee is capable and qualified to safely perform as assigned.

MULTI-TRADE TECHNICIAN I (7098)
Performs unskilled work as assigned.  Cleans work area and equipment.  Operates basic hand tools as required and drives truck or pickup in performance of duties.  Supplies tools and materials as needed and assists Multi-Trade Technician II and III.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MULTI-TRADE TECHNICIAN II (7099)
Requires general knowledge of building maintenance work including operating equipment, building management systems, painting, electrical, air conditioning, plumbing or carpentry.  Requires understanding of fire alarm systems, fire sprinkler systems and other fire suppression systems.  May be required to assist work in a lower classification.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MULTI-TRADE TECHNICIAN III (7100)
Supervises work and operations being performed.  Inspects, organizes, directs and coordinates work being performed by other skilled tradesmen.  Functions in a Multi-Trade Technician II capacity when necessary.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

PARTS SPECIALIST I, UTILITY FLEET (6157)
An employee who is familiar with automotive parts and supplies for a complex utility fleet and is qualified to perform, without direct supervision, and subordinate to the Supervisor in charge, duties relating to and, including inventory and stocking levels, purchase card functions, and the performance of duties relating to the ordering, receiving, shipping, handling, taking inventory, storing and disbursing of Fleet automotive and equipment related materials and supplies. Must operate Fleet/Corporate computer system to handle all aspects of shop repair orders relating to issuing and receiving parts, ordering and invoicing system including fuel, commercial work, labor and work order processing. Provides input to management regarding vendor selection, evaluation and performance. The employee shall become familiar with the departments accounting and data processing procedures and other applicable rules. May be required to update and operate data entry system for parts inventory control. Must be able to lift 50 lbs., shall be required to operate company vehicles within the scope of forgoing duties. May be required to provide general direction to any classification assigned to the Parts Specialist in performing the work herein defined. May be required to assist with or perform work in a lower classification and other related work for which the employee is capable and qualified to perform as assigned. Must possess good communication skills, both oral and written, and general knowledge of Fleet terminology, and practices.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

PARTS SPECIALIST II, UTILITY FLEET (6156)
An employee who is familiar with automotive parts and supplies for a complex utility fleet and is qualified to perform, without direct supervision, and subordinate to the Supervisor in charge, duties relating to and, including inventory and stocking levels, purchase card functions, and the performance of duties relating to the ordering, receiving, shipping, handling, taking inventory, storing and disbursing of Fleet automotive and equipment related materials and supplies. Must operate Fleet/Corporate computer system to handle all aspects of shop repair orders relating to issuing and receiving parts, ordering and invoicing system including fuel, commercial work, labor and work order processing. Provides input to management regarding vendor selection, evaluation and performance. The employee shall become familiar with the departments accounting and data processing procedures and other applicable rules. May be required to update and operate data entry system for parts inventory control. Must be able to lift 50 lbs., shall be required to operate company vehicles within the scope of forgoing duties. Will be required within 30 days after being awarded the position to obtain and maintain a Class A commercial driver’s license in the State of Nevada, The Company will be responsible for the cost of any physical and license renewal fees. Classification will receive 50 cents over the wage rate of the Parts Specialist I, Fleet classification. May be required to provide general direction to any classification assigned to the Parts Specialist in performing the work herein defined. May be required to assist with or perform work in a lower classification and other related work for which the employee is capable and qualified to perform as assigned. Must possess good communication skills, both oral and written, and general knowledge of Fleet terminology, and practices.

*The 50 cent increase for the Part Specialist II classification over the Specialist I is to compensate for the Class A CDL requirement.

RELAY ELECTRICIAN I (6198)
With supervision and oversight regularly and customarily inspects, tests, adjusts, calibrates, repairs, and installs all types of system protection and control equipment.  Performs the work required for the installation, maintenance, repair, and adjustment of automatic controls and equipment protection devices concerned with the operation of generating equipment as it affects the system, power transformers, transmission systems, distribution systems, and customer facilities.  With supervision the Relay Electrician I is responsible for certification of all related wiring, operational checks, and taking and evaluating in-service test data.  Must be a Journeyman substation electrician with two years of experience as a Journeyman, be a qualified Nevada Power Company substation switchman, have formal training in mathematics progressing through trigonometry and be knowledgeable in electrical and electronic theory, including but not limited to microprocessors, polyphase circuits, and diagrams.  Upon occasion or in an emergency the Relay Electrician I may be required to perform such other duties as assigned.  This position is not to be considered a permanent position but is a training position for the Relay Electrician II position.  The Relay Electrician I shall qualify for the Relay Electrician II position by demonstrating, on-the-job, that he or she has acquired the necessary skills to qualify and then pass a written proficiency exam.

RELAY ELECTRICIAN II (6107)
With almost no supervision and oversight be capable of working independently to regularly and customarily inspects, tests, adjusts, calibrates, repairs and installs all types of system protection and control equipment. Also performs the work required for the installation, maintenance, repair, and adjustment of automatic controls and equipment protection devices concerned with the operation of generating equipment as it affects the system, power transformers, transmission systems, distribution systems, and customer facilities.
Download, verify, and troubleshoot logic programming and logic systems on microprocessor relays, and specialized substation computing systems.
Is responsible for certification of all related wiring, operational checks, and taking and evaluating in service test data. Must be a Journeyman substation electrician, with two years of experience as a Journeyman, be a qualified Nevada Power Company substation switchman, have formal training in mathematics progressing through trigonometry and be knowledgeable in electrical and electronic theory, including but not limited to microprocessors, polyphase circuits and diagrams; upon occasion or in an emergency, may be required to perform such other duties as assigned.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

RELIEF LINE TROUBLEMAN (6187)
Performs the duties of a Line Troubleman as described in this Exhibit I. The relief Line Troubleman shall be assigned to any shift other than the usual schedule for purposes of providing relief coverage for an absent Line Troubleman.

SUB LEAD LINEMAN
In the absence of appropriate supervision and when directed, leads, assists, and works with other departmental personnel to ensure efficient operation of related activities. May be required to develop schedules, direct work assignments, prepare job related reports, complete other administrative duties, function in a journeyman lineman capacity, and perform other work as needed. The Sub Lead Lineman classification will be paid an amount equal to 5% greater than a Journeyman Lineman. This classification is not intended to replace the lead classification; this Sub Lead Lineman classification is for two man crews when such crews are performing, meter sets, DCA work, standbys, service work, fault location and any and all tasks for which they are properly trained and can competently and safely perform.

The Sub Lead Lineman will be appointed and chosen by the Company in its discretion.

SUBSTATION ELECTRICIAN (6122)
Performs a variety of skilled electrical and mechanical work in the construction, maintenance and operations of substations and switchyards. Must be qualified to install, erect, maintain, switch, test and repair all substation equipment including, but not limited to, transformers, regulators, circuit breakers, switchgear, switchboard bus and cable work. Must be able to lay out, assemble, install, test and maintain fixtures and wiring. Upon occasion or in an emergency, may be required to perform such other work duties as assigned.

SUBSTATION GROUNDMAN (6189)
Performs semi-skilled work functions and tasks as assigned by supervisor, Substation Lead, Journeyman or apprentice, supplies tools and materials while assisting with specific jobs; Works under the supervision of Substation Lead or Journeyman. Work assignments will provide training to enhance job knowledge and skills for progression in career path towards electrical apprenticeship. At no time, shall a groundman be allowed to work on energized equipment or lines. Responsible for keeping job sites clean and may be required to perform such other duties as assigned.

SUBSTATION INSPECTOR (6121)
Conducts inspections of Substations and Substation Equipment. Must be a Journeyman substation electrician. Must be able to work alone and be responsible for scheduling their own work to meet departmental schedules; Responsible for scheduling and performing preventative maintenance on substation battery systems. Performs switching in substations required for dispatch to clear line and equipment for other entities and load relief. Responsible for providing monthly and bi-monthly load reads into the load database. May also be asked to perform some minor maintenance work on substation equipment and other duties as assigned that they are trained and qualified to perform.

SURVEY INSTRUMENT TECHNICIAN (6190)
Assists the Surveyor/Crew Chief in the performance of survey and survey related activities. Must possess a working knowledge of the theories and principles of geometry. Must be able to operate and maintain all survey and survey related equipment and is responsible for the accuracy of all measurements. Is familiar with construction layout and staking and possesses the physical ability to perform such duties in various terrain and weather conditions. Must possess basic knowledge of Land Survey principles and practices and actively pursues performance excellence. Must be able to read and understand construction/engineering plans and keep accurate, legible field notes. Performs research and calculations in support of the Survey/Crew Chief. Is responsible for basic maintenance, cleaning and stocking of work truck and other vehicles used in the performance of the survey crew’s duties. In the absence of the Surveyor/Crew Chief, must be able to act as Crew Chief. Performs such other duties as may be assigned.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

SURVEYOR (3178)
Directs the work and activities of the Survey Crew in the performance of measurements upon the land of features and fixtures of Company owned land and land rights, construction layout and staking of improvements and facilities, and other survey related activities in support of Company objectives. Maintains and operates all survey and survey related equipment. Checks plans for accuracy, performs research, calculations and other field checks to insure correctness, maintains data collector files and oversees survey crew to make sure correct survey procedures and safety requirements are met. Possesses fundamental knowledge of Land Survey principles and practices and actively pursues performance excellence. The Surveyor shall be responsible for the survey crews activities in the performance of their duties. Must possess a valid Professional Land Surveyors license. Should the license expire or be revoked, the employee will return to the classification and rate of pay of Crew Chief.  The Company may require a Surveyor to provide documentation of a current Professional Land Surveyor’s license on an annual basis.  Performs such other duties as may be assigned.

TOOL COMPLIANCE TECHNICIAN (6184)
Administers the live line tool testing and maintenance program per 29 CFR 1910.269 Company wide, the high and low voltage rubber glove testing program per 29 CFR 1910.269 Company wide, the atmospheric test instruments program per 29 CFR 1910.269 and the tool inventory program and protective ground testing program.  Performs live line tool testing and maintenance and administers records.  Administers high and low voltage rubber protective equipment testing and record maintenance. Maintains tool inventory and administers control procedures and activities.  Calibrates atmospheric test instruments.  Shall be responsible for protective ground testing/maintenance. May perform the duties of Tool Repairer, as needed.

TOOL REPAIRER (6183)
Receives, stores, issues and maintains records for tools and similar items used in connection with the construction, maintenance and repair of the Company’s transmission and distribution systems, including vehicles, metering and communication maintenance and related services. Does minor repair work on hot sticks, hoists, pumps, drills and other tools associated with T&D operations. Refuels Company vehicles, makes and repairs hot jumpers, hand lines, rope blocks and cable slings, etc. May work as a groundman or a clerk driver if required.

TRAINER-LINES (6105) / TRAINER-SUBSTATION (6104)
Responsible for administration development, administration and evaluation of apprenticeship program for Journeyman classification in accordance with Company guidelines and industry standards. Provides classroom instruction and field training for qualified groundman, apprentice, and Journeyman classifications. Will be responsible for apprentice testing and evaluation, maintenance of all apprentice and Journeyman training records. Provides reports and recommendations to the apprentice committee. Conducts assessments and evaluations for program effectiveness and performance. Performs other related duties as required and may be required to work in classification as needed.

UNDERGROUND INSPECTOR (6172)
Will be responsible for inspecting the installation of conduits, main trenches and all system improvement projects. Inspects underground sub-structures all in accordance with Company specifications and standards. Will perform survey work in determining alignment locations for right-of-way acquisition as required by various departments. Will assist the Electrical Inspector in all aspects of the job. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

UNDERGROUND LINE LOCATOR (6173)
Shall be responsible for all aspects of line location including maintaining and understanding equipment necessary to complete all line locates. Shall be responsible for accuracy, reading and understanding all engineering blueprints, keeping accurate office and field notes, coordinating between contractors and customers, research records for needed information to perform all duties in line locates.  May report to different locations and may perform other duties.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

UTILITY DESIGN COORDINATOR I (3107)
This entry-level position completes design work of a straightforward and standardized nature and identifies project specific customer needs and expectations for electric utility improvements. Responsible for the preparation of new improvement designs, work orders and cost estimates for new business construction. This position may be the central point of contact for external customers, developers, contractors, engineering firms, local agencies, utilities and governmental entities. Designs and/or coordinates entry-level to more complex electric utility improvements. Focuses on the identification of customer needs regarding project specific electric utility design requirements, standards, policies and establishes project specific business relationships and guides the customer through the New Business process. Focuses on ensuring service commitments are delivered and will create, negotiate and administer financial and contractual agreements with the external customer. This position may perform independently or under the general direction of a Utility Design Coordinator II or Senior Project Coordinator.  Provides high level of customer service to internal and external customers. May complete field checks of customer service orders for meter sets on new electric utility improvements.  Responsible for verification of voltage, amperage and panel size for various types of meter sets, and ensures that a final inspection from the appropriate government entity has been issued, the panel is energized and that identification is clearly posted on the panel and building. Required to operate a vehicle for the Company.  Responsible for design quality assurance and ensuring a quality product for internal and external customers. Performs other related work, including underground line location, for which the employee is capable and qualified to safely perform as assigned

UTILITY DESIGN COORDINATOR II (3108)
This position performs complete design work of a straightforward and standardized nature and identifies project specific customer needs and expectations for electric utility improvements. Responsible for the preparation of new improvement designs, work orders and cost estimates for new business construction. May provide training, development and mentoring to the Utility Design Coordinator I. This position may be the central point of contact for external customers, developers, contractors, engineering firms, local agencies, utilities and governmental entities. Designs and/or coordinates entry-level to very complex, electric utility improvements. Focuses on the identification of customer needs regarding project specific electric utility design requirements, standards and policies. Establishes project specific business relationships and guides the customer through the New Business process. Also expected to understand and be capable of performing all duties of a Utility Design Coordinator I. Focuses on ensuring service commitments are delivered and will create, negotiate and administer the financial and contractual agreements with the external customer, including government entities. This position may perform under the direction of a Senior Project Coordinator. Required to operate a vehicle for the Company. Responsible for design quality assurance and ensuring a quality product for internal and external customers. Performs other related work for which the employee is capable and qualified to safely perform as assigned.

SENIOR PROJECT COORDINATOR (3109)
This position identifies project specific customer needs and expectations for new electric utility business development. This position is the central point of contact for external customers, developers, contractors, engineering firms, local agencies, utilities and governmental entities. Focuses on the identification of customer needs regarding project specific electric utility design requirements. Establishes project specific business relationships and guides the customer through the New Business process. Focuses on ensuring service commitments are delivered and will create, negotiate and administer the financial and contractual agreements with the external customer, including government entities. Coordinates moderately complex, to very complex, new electric utility improvements. Responsible for the preparation of  electric utility improvement designs, work orders, cost estimates and contract administration pertaining to budget jobs for new construction or system improvements, public works, road improvements and government projects. Expected to understand and perform all duties of a Utility Design Coordinator I or II. Provides coaching, direction and mentoring to the Utility Design Coordinator I & II. Required to operate a vehicle for the Company. Responsible for design quality assurance and ensuring a quality product for internal and external customers. Performs other related work, including maintaining a close working relationship with internal partners to facilitate continuous improvement opportunities and attainment of cost per customer goals, for which the employee is capable and qualified to safely perform as assigned.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
3102	Rodman Chainman	1	23.32	23.55
	2nd Six Months	2	25.51	25.77
	3rd Six Months	3	25.72	25.98
	4th Six Months	4	27.02	27.29
	5th Six Months	5	28.40	28.68

3103	Tech I, Mapping	1	22.10	22.32
	2nd Six Months	2	22.65	22.88
	3rd Six Months	3	23.19	23.42
	4th Six Months	4	23.78	24.02
	5th Six Months	5	24.37	24.61
	6th Six Months	6	24.99	25.24
	7th Six Months	7	25.60	25.86

3104	Tech II, Mapping	1	25.99	26.25
	2nd Six Months	2	26.53	26.80
	3rd Six Months	3	27.04	27.31
	4th Six Months	4	27.59	27.87
	5th Six Months	5	28.15	28.43
	6th Six Months	6	28.69	28.98
	7th Six Months	7	29.27	29.56
	8th Six Months	8	29.89	30.19

3105	Tech Sr, Mapping	1	30.09	30.39
	2nd Six Months	2	30.64	30.95
	3rd Six Months	3	31.40	31.71
	4th Six Months	4	32.19	32.51
	5th Six Months	5	32.96	33.29
	6th Six Months	6	33.78	34.12
	7th Six Months	7	34.60	34.95

3107	UDC I	1	23.40	23.63
	2nd Six Months	2	24.10	24.34
	3rd Six Months	3	24.81	25.06
	4th Six Months	4	25.58	25.84
	5th Six Months	5	26.33	26.59
	6th Six Months	6	27.11	27.38
	7th Six Months	7	27.93	28.21

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
	8th Six Months	8	28.79	29.08

3108	UDC II	1	30.94	31.25
	2nd Six Months	2	31.87	32.19
	3rd Six Months	3	32.84	33.17
	4th Six Months	4	33.81	34.15

3109	Coordinator Senior, Projects	1	36.39	36.75
	2nd Six Months	2	37.47	37.84
	3rd Six Months	3	38.79	39.18
	4th Six Months	4	40.15	40.55
	5th Six Months	5	41.56	41.98

3146	Mechanical Specialist	1	40.09	40.49

3178	Surveyor	1	40.60	41.01

5144	Clerk Dispatcher	1	35.10	35.45

5145	Mat Spec/LG/FSR	1	30.25	30.55
	2nd Six Months	2	31.38	31.69
	3rd Six Months	3	32.67	33.00

5181	Meter Shop Dispatcher	1	29.61	29.91

6054	Lead Comm Electrician	1	45.69	46.15

6055	Lead Relay Electrician	1	46.66	47.13

6056	Lead Substation Electrician	1	44.45	44.89

6057	Lead Lineman	1	44.89	45.34

6058	Lead Metering Electrician	1	44.45	44.89

6062	Lead Underground Inspector	1	38.01	38.39

6080	Lead Fleet Services Mechanic	1	43.56	44.00

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%

6086	Lead Material Specialist T&D	1	35.94	36.30

6089	Lead Surveyor	1	44.67	45.12

6100	Line Clearance Inspector	1	27.44	27.71

6104	Trainer Substation	1	44.45	44.89

6105	Trainer Lines	1	44.89	45.34

6107	Relay Electrician II	1	42.43	42.85

6108	Comm Electrician II	1	42.43	42.85

6110	Field Inspector	1	41.63	42.05

6111	Circuit Inspector	1	36.35	36.71

6112	Electrical Inspector	1	42.83	43.26

6113	Line Troubleman	1	42.84	43.27

6121	Substation Inspector	1	42.43	42.85

6122	Substation Electrician	1	40.41	40.81

6123	Journeyman Lineman	1	40.80	41.21

6124	Journeyman Metering Electrician	1	40.41	40.81

6130	Welder,Company Wide	1	40.41	40.81

6136	Lines Groundman	1	21.86	22.08
	2nd Six Months	2	22.60	22.83
	3rd Six Months	3	23.32	23.55
	4th Six Months	4	24.22	24.46
	5th Six Months	5	25.15	25.40

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
	6th Six Months	6	26.12	26.38
	7th Six Months	7	27.02	27.29

6150	Equipment Mechanic	1	39.60	40.00

6151	Fleet Maintenance Technician	1	28.47	28.75
	2nd Six Months	2	29.32	29.61
	3rd Six Months	3	30.20	30.50
	4th Six Months	4	31.08	31.39
	5th Six Months	5	31.89	32.21

6158	Material Specialist I T&D	1	30.25	30.55
	2nd Six Months	2	31.38	31.69
	3rd Six Months	3	31.67	33.00

6159	Warehouse Utility Tech T&D	1	22.42	22.64
	2nd Six Months	2	23.30	23.53
	3rd Six Months	3	24.14	24.38

6166	Equipment Operator	1	36.08	36.44

6172	Underground Inspector	1	30.02	30.32
	2nd Six Months	2	31.25	31.56
	3rd Six Months	3	32.31	32.63
	4th Six Months	4	33.45	33.78
	5th Six Months	5	34.56	34.91

6173	Underground Line Locator	1	22.06	22.28
	2nd Six Months	2	23.15	23.38
	3rd Six Months	3	24.34	24.58
	4th Six Months	4	25.56	25.82

6177	High Boom Operator	1	34.56	34.91

6180	Line Patrolman	1	41.63	42.05

6182	Fleet Utility Tech	1	25.01	25.26
	2nd Six Months	2	25.89	26.15

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
	3rd Six Months	3	26.71	26.98
	4th Six Months	4	27.60	27.88

6183	Tool Repairer	1	33.62	33.96

6184	Technician, Tool Compliance	1	35.31	35.66

6185	Comm Groundman	1	21.86	22.08
	2nd Six Months	2	22.60	22.83
	3rd Six Months	3	23.32	23.55
	4th Six Months	4	24.22	24.46
	5th Six Months	5	25.15	25.40
	6th Six Months	6	26.12	26.38
	7th Six Months	7	27.02	27.29

6156	Parts Specialist II, Utility Fleet	1	30.75	31.06
	2nd six months	2	31.66	31.98
	3rd six months	3	32.59	32.92
	4th six months	4	33.54	33.88
	5th six months	5	34.55	34.38

6157	Parts Specialist I, Utility Fleet	1	30.25	30.55
	2nd six months	2	31.15	31.46
	3rd six months	3	32.08	32.40
	4th six months	4	33.04	33.37
	5th six months	5	34.04	34.38

6158	Material Specialist II T&D	1	33.18	33.51

6187	Relief Line Troubleman	1	43.66	44.10

6188	Clerk Driver	1	29.65	29.95
	2nd Six Months	2	30.80	31.11
	3rd Six Months	3	31.97	32.29
	4th Six Months	4	33.10	33.43

6189	Substation Groundman	1	21.86	22.08
	2nd Six Months	2	22.60	22.83

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
	3rd Six Months	3	23.32	23.55
	4th Six Months	4	24.22	24.46
	5th Six Months	5	25.15	25.40
	6th Six Months	6	26.12	26.38
	7th Six Months	7	27.02	27.29

6190	Survey Instrument Tech	1	30.02	30.32
	2nd Six Months	2	31.25	31.56
	3rd Six Months	3	31.31	32.63
	4th Six Months	4	33.45	33.78
	5th Six Months	5	34.56	34.91

6196	Metering UtilityTech-Mtr Svc	1	16.38	16.54
	2nd Six Months	2	17.27	17.44
	3rd Six Months	3	18.10	18.28
	4th Six Months	4	18.97	19.16
	5th Six Months	5	19.84	20.04
	6th Six Months	6	20.69	20.90
	7th Six Months	7	21.56	21.78

6197	Communications Electrician I	1	40.91	41.32

6198	Relay Electrician I	1	41.53	41.95

6199	Master Lines Clearance Inspector	1	28.81	29.10

7013	App Equip Mechanic	1	31.29	31.60
	2nd Six Months	2	32.15	32.47
	3rd Six Months	3	33.04	33.37
	4th Six Months	4	33.95	34.29
	5th Six Months	5	34.95	35.30
	6th Six Months	6	36.98	37.35
	7th Six Months	7	39.60	40.00

7020	Apprentice Lineman	1	22.44	22.66
	2nd Six Months	2	24.48	24.72
	3rd Six Months	3	26.52	26.79
	4th Six Months	4	28.56	28.85

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
	5th Six Months	5	30.60	30.91
	6th Six Months	6	32.64	32.97
	7th Six Months	7	34.68	35.03
	8th Six Months	8	36.72	37.09

7021	App Substation Electrician	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81

7022	App Metering Electrician	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81

7024	App Comm Electrician	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81

7085	Meter Tester	1	23.94	24.18
	2nd Six Months	2	25.01	25.26

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRANSMISSION & DISTRIBUTION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%

7093	Material Utility Technician	1	22.42	22.64
	2nd Six Months	2	23.30	23.53
	3rd Six Months	3	24.14	24.38

7094	Maintenance Technician	1	26.71	26.98
	2nd Six Months	2	27.60	27.88
	3rd Six Months	3	28.47	28.75
	4th Six Months	4	29.32	29.61
	5th Six Months	5	30.20	30.50
	6th Six Months	6	31.08	31.39
	7th Six Months	7	31.89	32.21

7095	Chief, Crew	1	36.52	36.89
	2nd Six Months	2	37.37	37.74
	3rd Six Months	3	38.13	38.51
	4th Six Months	4	38.80	39.19
	5th Six Months	5	39.62	40.02

7096	Maintenance Utility Tech	1	16.38	16.54
	2nd Six Months	2	17.27	17.44
	3rd Six Months	3	18.10	18.28
	4th Six Months	4	18.97	19.16
	5th Six Months	5	19.84	20.04
	6th Six Months	6	20.69	20.90
	7th Six Months	7	21.56	21.78

7097	Facilitator, Design & Const	1	42.83	43.26

7098	Tech, Multi-Trade I	1	23.74	23.98

7099	Tech, Multi-Trade II	1	28.12	28.40

7100	Tech, Multi-Trade III (Lead)	1	34.37	34.71

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

March 1, 2004

Mr. Jim Anzinger
International Brotherhood of Electrical Workers
Local Union #396
3520 Boulder Hwy
Las Vegas, NV 89121

Letter of Understanding

Dear Mr. Anzinger,

This letter will document the Agreement between the International Brotherhood of Electrical Workers, Local #396, and Nevada Power Company relative to the duties of IBEW Local Union #396 represented Crew Chiefs and Surveyors employed in the Land Survey, Land Services Department.

It is agreed and understood that job assignments may be made whereby the
Crew Chief or Surveyor will be allowed to completed the assigned project from “field to finish”. All such duties of said “field to finish” projects, normally accomplished by Nevada Power Company MPAT employees, will be accomplished by the represented employee with the help and aid of MPAT employees. No adjustments to pay will be made.

During the times when a Crew Chief or Surveyor is performing duties other than field duties, relative to these specific projects, they will under the direction of the Lead Surveyor, coordinate their assigned on-going fieldwork with crew members.  When an Instrument Technician is assigned duties normally associated with Crew Chief or a Surveyor, the Instrument Technician shall be up-graded with appropriate pay adjustments in accordance with the Collective Bargaining Agreement.

Performance reviews will be made in accordance with the Collective Bargaining Agreement with respect to field performance only.

This is a non-precedent setting agreement and may be rescinded by notification in writing by either party.

AGREED:

/s/Zelender Dye
Sr. Labor Relations
Nevada Power Company

/s/James Anzinger
Business Manager/Financial Secretary
IBEW Local #396

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

SUBSTATIONS

FOUR-TEN Hour Shift (4/10) Schedule

THE FOLLOWING PROVISIONS SHALL SUPERSEDE THE CORRESPONDING ARTICLES OF THE COLLECTIVE BARGAINING AGREEMENT FOR THE PURPOSE OF ESTABLISHING WORKING CONDITIONS APPLICABLE TO THOSE EMPLOYEES ASSIGNED TO THE FOUR-TEN HOUR SHIFT (4/10) SCHEDULE in the following classifications:
·	Substation Electrician
·	Lead Substation Electrician
·	Substation Inspector
·	Substation Groundman
·	Maintenance Technician
·	Tool Compliance Technician
·	Companywide Welder
·	Apprentice Substation Electrician
·	Trainer - Substation

T & D ARTICLE NO. 6
Working Hours and Rates of Pay
FOUR-TEN Hour Shift (4/10) Schedule

6.1	WORK DAY: Ten (10) hours in any one day shall constitute the workday.

6.1
REGULAR DAY-SHIFT EMPLOYEES: Regular day shift employees are those employees who are assigned to shifts, which are established on a Monday through Friday schedule and work a shift, which begins between the hours of 7:00am and 11:59am.  When mutually agreed to by the Union and Company, the day shift starting time may be scheduled as early as 6:00am to take advantage of daylight hours.

6.1
WORK WEEK: Four-ten hour (4/10) days shall constitute the basic work week.  These workdays will be some combination of the days, Monday through Friday, and will be consecutive unless mutually agreed to by the parties.

6.3.1
OVERTIME:  Time worked in excess of ten (10) hours per day shall be considered overtime and will be paid for at one and one-half (1 1/2) times the regular established wage rate except as otherwise provided in this article.  Work scheduled in the three (3) hours immediately preceding normal starting time shall be at time and a half (unless mutually agreed upon to take advantage of daylight hours).

ARTICLE 10

10.3
COMPANY HOLIDAYS: When a holiday falls on an employee's regularly scheduled day off, the holiday shall be observed on that day for pay purposes.  The last scheduled non-overtime work day immediately preceding the holiday or the non-overtime work day immediately following the holiday shall be observed as the regularly scheduled day off for the purposes of this article.

ALL PARAGRAPHS NOT LISTED SHOULD BE CONSIDERED UNCHANGED FROM THE COLLECTIVE BARGAINING AGREEMENT.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Either the Union or the Company can cancel this agreement with sixty (60) days written notice.

/s/Trudy Haszlauer
Manager, Labor Relations
2-2-11

/s/Charlie Randall
Business Manager
IBEW Local #396
2-8-11

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION
ARTICLE NO. 4
Union Activity

4.3              CONTRACTING WORK:
In case the Company should contract any type of work customarily performed by bargaining unit employees, the Company shall, before awarding such contract, advise the contractor that the work is to be done under not less than the terms and conditions pertaining to hours and wages set forth in this Agreement. Upon award of such contract, the Company shall notify the Union in writing within thirty (30) calendar days of any and all contracts awarded of such contractor and the nature of the work being performed. The Company will not contract any of its construction and maintenance work while having available competent employees to do such work. In the event the Company has employees on layoff with recall rights, the Company will not establish contracts for work that is customarily performed by such bargaining unit employees unless the affected employees are not qualified to perform the work (as defined in Article 5.4 LAYOFF PROVISIONS), or the work requires the use of special construction or other equipment which the Company does not possess. If the Company has employees in layoff status who are qualified to perform work, which the Company intends to contract, the Company may recall these employees for the term of the contracted work without creating the liability for an additional severance in accordance with Article 5 (STATUS OF EMPLOYEES) of this Agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION
ARTICLE NO.  6
Working Hours and Rates of Pay

6.1              DEFINITIONS:
SHIFT: Hours of work.

SCHEDULE: Days and hours of work.

WORK DAY: Eight (8) hours in any one (1) day shall constitute the work day; however the Company and Union may enter into Agreements which establish alternative work schedules involving work days which have more than eight hours.

WORK WEEK: Five (5) consecutive work days, regularly scheduled between the hours of 12:01 am, Monday, and 12:00 midnight, Sunday, shall constitute the basic work week.  The basic work week of regular day-shift employees shall be from Monday through Friday and reflect a schedule of forty (40) hours of straight-time work.

REGULAR DAYS OFF: Days off shall be consecutive, however, they may not be within the basic workweek.

REGULAR DAY-SHIFT EMPLOYEES: Regular day shift employees are those employees who are assigned to shifts, which are established on a Monday through Friday schedule and work a shift, which begins between the hours of 7:00 am and 11:59 am.  When mutually agreed to by the Union and Company, the day shift starting time may be scheduled as early as 6:00 am to take advantage of daylight hours.

SEVEN DAY COVERAGE: A schedule of fixed or rotating shifts that cover seven (7) days per week, twenty-four (24) hours per day.

SHIFT EMPLOYEES: Shift employees are all employees not defined as regular day-shift employees. This includes employees assigned to fixed shifts and seven (7) day coverage.

SHIFT DESIGNATIONS: No shift periods shall start between the hours of 12:01 am and 5:59 am, unless mutually agreed to by memorandum of understanding between the Company and the Union.  The follow designations shall apply:

FIRST SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 6:00 a.m., or thereafter but before 12:00 noon shall be designated as first shifts.

SECOND SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 12:00 noon or thereafter but before 8:00 p.m., shall be designated as second shifts.

THIRD SHIFT: All eight (8) hour shift periods regularly scheduled to begin at 8:00 p.m., or thereafter but before 12:01 a.m., shall be designated as third shifts.

SHIFT DIFFERENTIAL: An incremental increase for working on a second or third shift.

SHIFT PREMIUM: An incremental increase for all hours worked outside of the employee's previous schedule for the first five (5) working days of a newly established permanent, temporary or emergency schedule.

SHORT CHANGE: A transfer from one established schedule to another with only one shift off between schedules.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

COMPANY HEADQUARTERS: Any headquarters established for the purpose of engaging in work covered by this Agreement when such work will continue for an indeterminate period of time.

6.4	OVERTIME: In computing overtime, intermission taken out for meals served other than on the job shall be deducted, and any holiday or vacation paid in that pay period will be considered as time worked.

NO PYRAMIDING OF OVERTIME:  The employee will only be entitled to the highest single premium rate applicable to the work assigned by the CBA.  There will be no pyramiding of overtime.

TIME AND A HALF: Except as otherwise provided in this Article, the following situations shall require payment at one and one-half (1 1/2) times the regular established wage rate:
•	Time worked in excess of eight (8) hours per day.

•	Time worked in excess of any five (5) scheduled workdays in that workweek.

•	Work scheduled in the three (3) hours immediately preceding the normal starting time.

•	Employees scheduled to work on an observed holiday.

•	Employees on seven (7) day coverage who are scheduled or called out for overtime except as defined in "Double Time."

•	Employees who are scheduled for overtime and such is canceled per Article 6.9 (REQUIRED NOTICE FOR OVERTIME).

DOUBLE TIME: Except as otherwise provided in this Article, the following situations shall require payment at two (2) times the regular established wage rate:

•
Employees, other than those assigned to seven (7) day coverage, which are scheduled to work within the first five (5) hours of the eight (8) hour period immediately preceding the normal starting time regardless of the day of the week.

•	Employees who work on the second day of a two day off period, or on the second or fourth days off of a four (4) days off period with an overtime minimum as provided in Article 6.7 (CALL-OUTS).

DOUBLE TIME AND A HALF: Except as otherwise provided in this Article, the following situations shall require payment at two and one-half (2 1/2) times the regular established wage rate:
•	All time worked in excess of sixteen (16) consecutive hours.

BREAK PERIOD:  Employees entitled to pay at this rate will continue at this rate until they have been released for a period of at least six (6) continuous hours.  Any break of six (6) hours will be considered an interruption of continuous work time.  It is understood that any employee may be returned to work exactly six (6) hours from their most recent release, satisfying the required break.  It is also understood that any employee released for such a break may be called back to work before six (6) hours have elapsed.

MEAL PERIODS: Meal periods while working overtime will not be considered as part of the six (6) hour break and will not be considered time worked, unless employees are directed to work through their meal period.  Employee's unpaid meal period which occurs during regular work hours will be included in the computation of the six (6) hour break, when this break is

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

calculated from the end of the employee's last regular shift.  Accordingly, an employee may be called out five and one-half (5 1/2) hours from the end of their last regular shift without creating a requirement for this rate.

STRAIGHT TIME PAY: Employees sent home for a six (6) hour break will not lose any straight time pay for normally scheduled hours, as a result of such a break.

Example:
Employees assigned to a 7:00 am to 3:30 pm shift and released two (2) hours early so they may have a six (6) hour break before a scheduled outage would be paid for the two (2) hours at the straight time rate and this would satisfy the six (6) hour break.

Employees must use any rest time pay accumulated as a result of an overtime assignment before these provisions would apply. If an employee's accumulated rest time does not cover the entire six (6) hour break, the employee will receive straight time pay for any regularly scheduled hours not worked due to this break.

6.5
OVERTIME EQUALIZATION: The Company will endeavor to distribute overtime work as evenly as possible among those employees qualified to perform such work. For the purpose of distributing overtime, the Company will maintain and post overtime lists in each sub-department indicating time offered and time worked. Each department will create policies and procedures (BY LOCATION, SHIFT – as defined by Article 6.1 AND CLASSIFICATION), for overtime equalization through labor/management meetings.

6.6              PAY PROVISIONS:
PAY DAYS:  Pay days shall be at biweekly intervals.

WAGES: The schedule of job classifications and wage rates, as mutually agreed to, are made a part of this Agreement, and are marked "Exhibits I and II" respectively.

Wages shall be paid at biweekly intervals on the Thursday following the close of the two-week pay period provided that if the regular payday falls on a holiday, payment shall be made on the preceding workday.

SPECIAL PAY REQUESTS: The Company recognizes there will be circumstances such as weeks of vacation and vacation in association with holidays, which will create special requests of the payroll department.  Unless the situation is an emergency, all special checks will be limited to individuals who are absent for at least the Wednesday through Friday of a pay week.  Exceptions to this practice will require written approval from the department manager and must be presented to payroll no later than forty-eight (48) hours in advance of the requested time for payment.

RECOVERING OVERPAYMENTS: Deductions from an employee's wages, to recover overpayments made in error, will not be made unless the employee is notified prior to the end of the month following the month in which the check in question was delivered to the employee.  The Company and the employee will agree upon a schedule for re-payment.

6.7	CALL-OUTS:

TWO-HOUR MINIMUM:  Employees called out for overtime duty shall receive at least two (2) hours pay.  Reasonable travel time (defined below) to and from home will be considered as time worked for the purpose of satisfying the two (2) hour minimum, and will be paid at the appropriate overtime rate.

Example #1
Employees called out who work two (2) hours and travel one (1) hour (round trip) will be paid for three (3) hours.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Example #2
Employees called out who work fifteen (15) minutes and travel one (1) hour (round trip) will be paid for two (2) hours.

Example #3
Employees called out who work into their regular shift shall be paid the appropriate overtime premium for at least two (2) hours, which includes travel time to work only.  This does not change the normal starting time for the purpose of extending the shift.

MULTIPLE CALL-OUTS:  Employees called-out more than once in the twenty-four (24) hour period from midnight one day to midnight the following day shall be paid at least the two (2) hour minimum mentioned above for the first call. For subsequent calls, employees shall be paid for a one (1) hour minimum with the same travel time considerations mentioned above. For the purpose of this section, concurrent calls or successive calls without a break in work time shall be considered as a single call.

TRAVEL TIME: Employees are entitled to travel time according to the following:

Locations	Las Vegas Valley	Reid Gardner	Lenzie / H.A.
Las Vegas Valley	.5 hour	1 hour	.75 hour
Moapa Valley	1 hour	.5 hour	.75 hour
Boulder City	.75 hour	1.5 hours	1.25 hours
St. George/Alamo	2 hours	1.5 hours	1.75 hours
Mesquite	1.5 hours	.75 hour	1 hour
Laughlin	2 hours	3 hours	2.75 hours
Henderson	.75 hour	1.5 hour	1.25 hours

6.9	REQUIRED NOTICE FOR OVERTIME:
SCHEDULED OVERTIME: In scheduling overtime work preceding the employee’s next regular work day (shift), the employee shall be given a notice of no later than thirty (30) minutes prior to the employee’s regularly scheduled quit time. Without this notice, such work will be considered as a call-out. It is understood that overtime, when worked as an extension of a regular shift, does not require such notification.

CANCELING OVERTIME: A minimum of twelve (12) hours notice is required on canceling pre-scheduled overtime. When customer arrangements are involved, the Company must provide twelve (12) hours notice prior to the employee's next normal starting time. When such notice of cancellation of pre-scheduled overtime work is not given in accordance with the above, employees involved will be paid for two (2) hours at the appropriate overtime rate if they report for and are retained for work. When such notice of cancellation is not given in accordance with the above, but employees are later notified of work cancellation, they will be paid for two (2) hours at the appropriate overtime rate. If they report and are not retained for work, they shall receive pay for two (2) hours at the appropriate overtime rate.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION
ALTERNATIVE SHIFT AGREEMENTS
Twelve-Hour Shift Schedule (THS)

The following provisions shall supersede the corresponding articles of the Collective Bargaining Agreement for the purpose of establishing work conditions applicable to those employees assigned to the Twelve-Hour Shift (THS) schedule. All paragraphs not listed below should be considered unchanged from the Collective Bargaining Agreement.

WORKING HOURS AND RATES PAY:

Workday: Twelve (12) consecutive hours per day shall constitute a work shift.  The day shift shall begin at 6:00am; the night shift shall begin at 6:00pm.

Work Week: Four (4) twelve (12) hour shifts (48 hours) and three (3) twelve (12) hour shifts (36 hours) as described in Exhibit V-A, and V-B shall constitute the basic work schedule. 6:01pm Sunday to 6:00pm on the next following Sunday shall constitute the regular workweek.

EXHIBIT V-A     TWELVE-HOUR SHIFT (THS) SCHEDULE

            M T W T F S S                                                           M T W T F S S                                            M T W T F S S                                         M T W T F S S

Crew #1    D D D  -  -  -  N                                                      N N N  -  -  -  -                                             -  -   -   D D D D                                           -  -  -   N N N -

Crew #2    N N N  -  -  -  -                                                       -  -   -  D D D D                                            -  -  -   N N N  -                                           D D D  -  -  - N

Crew #3     -  -  -  D D D D                                                     -  -  -   N N N  -                                             D D D  -  - -  N                                           N N N  -  -  -  -

Crew #4     -  -  -  N N N  -                                                     D D D -  -  -  N                                               N N N   -  -  - -                                           -  -  -  D D D  D

  D = Day Shift                                           6:00am (same day) – 6:00pm (same day)
  N = Night Shift                                6:00pm (preceding day) – 6:00am (same day)

EXHIBIT V-B     TWELVE-HOUR SHIFT (THS) SCHEDULE

            M T W T F S S                                                           M T W T F S S                                            M T W T F S S                                           M T W T F S S

Crew #1    -   -   -  - N N N                                                       N  -  -  - D D D                                              -  N N  N  -  -  -                                           D D D  D -  -  -

Crew #2    N -   -  -  D D D                                                      -  N N N -  -   -                                                D D D  D -  -  -                                           -  -   -  - N N N

Crew #3     D D D D -  -  -                                                       -   -   -  - N N N                                               N  -  -  - D D D                                           -  N N N -  -  -

Crew #4     -  N N N -  -   -                                                      D D D  D -  -  -                                                 -   -  -  - N NN                                           N -  -   -  D D D

  D = Day Shift                                           6:00am (same day) – 6:00pm (same day)
  N = Night Shift                                6:00pm (same day) – 6:00am (following day)

Overtime: Time worked in excess of forty (40) hours within a regular workweek shall be considered overtime and will be paid for at one and one-half (1 ½) times the regular established wage rate except as otherwise provided in this article. In computing overtime, intermission taken out for meals served other than on the job shall be deducted. In computing overtime, any holiday not worked will be considered as twelve (12) hours worked. In scheduling overtime work, a minimum of twelve (12) hours notice, prior to the start of said overtime, but prior to leaving the last shift shall be required; otherwise

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

such work will be considered as a callout.  It is understood that this excludes overtime when worked as an extension of a regular shift.

Call-Out: Employees who are called for overtime duty shall receive at least two (2) hours pay, and reasonable travel time to and from home will be considered as time worked for the purpose of satisfying the two-hour minimum cited herein.

Double-Time: Employees who are called for work on an observed holiday or who work anytime during the one (1) day off period, on the last day of the two (2) day off period, the second day of the three (3) day off period, or the fourth day of the seven (7) day off period, shall receive double time for all time worked with an overtime minimum of two (2) hours as provided in Article 6.7. Employees who are called out for overtime work within the eight (8) hour period immediately preceding normal workday\night shall receive double time for all time worked during that period with an overtime minimum as provided above.

Double-Time and One Half / Continuation:  Employees shall be paid at the double time and one half (21/2) rate of pay for all time worked in excess of sixteen (16) hours. Employees who, under the provisions of this clause, would be entitled to pay at the double time and one half rate will not have such right nullified by an interruption of continuous work time of less than six (6) hours. (Any break in continuous work time of six (6) hours or more will be considered to be an interruption of continuous work time).

Under the provisions of this article, the employees may be sent home for a specified break and shall not lose any normal time pay for the regular time for the regular time which they are required to lose by reasons of such break.   (It is understood that employees on any such break may be called back to work). Meal periods will not be considered as an interruption of continuous work time and will not be considered as work time except when paid for by the Company. The meal period which, occurs during employees’ regular work hours, will be included in the computation of the break period.

Canceling Overtime: A minimum of twelve (12) hours notice is required on canceling prescheduled overtime, or where customer arrangements are involved, twelve (12) hours notice prior to the employee’s next normal starting time. When such notice of cancellation of prescheduled overtime work is not given in accordance with the above, employees involved will be paid for two (2) hours at established overtime rates if they report and are retained for work.  When such notice of cancellation is not given in accordance with the above, but they are later notified of work cancellation, they will be paid for two (2) hours at time and one-half (1 ½).  If they report and are not retained for work, they shall receive pay for two (2) hours at time and one-half (1 ½).

Multiple Call-Outs: If an employee is called for emergency work more than once in the twenty-four (24) hour period from midnight one day to midnight the following day, minimum overtime compensation shall be paid for two (2) hours only for the first call outside of such employee’s regular work hours on work days, or at any time on his on-work days.  For subsequent calls, minimum overtime compensation shall be paid for one (1) hour and travel time as herein provided. For the purpose of this section, concurrent calls or successive calls without a break in work time shall be considered as a single call.  If by reason of a call, an employee works less than the minimum time and into regular work hours, the minimum overtime provisions will apply into his regular work hours and thereby postpone starting time.

All employees included in special or rotating schedules will receive the following consideration: When an employee is transferred from one schedule of work days or work hours to another schedule provided, the schedule is an established schedule or shift for the employee’s work group. The employee shall not be entitled to overtime compensation for work performed during regular work hours of any day involved in the transfer, provided that (a) employee has been notified of such transfer not less than twenty-four (24) hours in advance of the starting time of the new shift or work period; (b) employee has had a minimum of twelve (12) hours off between shifts or work periods; (c) as a result of such transfer employee has not been required to work more than forty (40) hours at the straight rate in any regular pay period involved; and (d) employee has not been required to work more than one (1) short change in the regular pay period involved, provided, however, that such short change was not the result of a voluntary action on the part of an employee, i.e., calling in sick, taking an unauthorized day

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

off for personal reason, etc.  (A short change is defined as a transfer from one schedule to another with but twelve (12) hours off between shifts or work periods).

Meal Times: When working overtime before or after the regular shift, or when called out for work after the completion of their regular shift, or when called out on the employee’s regularly scheduled days off, or holidays, and such work is continuous for one and one-half (1 ½) hours or more, the Company shall provide all meals unless the employee is released before meal time or the employee may choose to receive the allowance. The normal meal times shall be one and one-half (1 ½) hours before the employee’s normal starting time, six (6) hours after the normal starting time, fourteen (14) hours after the normal starting time, and eight (8) hours before the normal starting time; and meals will be provided as close to these times as circumstances of work will permit.

Rest Time: All employees who are required to work emergency overtime within the eight (8) hour period immediately preceding their scheduled starting time shall, after the emergency, be entitled to time off with straight time pay equal to time worked.  This is not applicable to a callout or scheduled overtime of three (3) hours or less immediately preceding the employee’s normal starting time. If an employee is entitled to time off under above, such time off which would normally begin at the start of the regular shift maybe taken during the last part of the regular shift.  An employee shall not be required to work during his rest period provided adequate relief is available, however, should an employee be required to work during this period, he shall receive straight time for all time worked during his rest period in addition to his rest period pay.

Shift Differential: Seven (7) day coverage employees will be paid the shift differential applicable to the shift under which any hours worked may fall. Fixed shift employees will be paid their shift differential for all hours worked on that day.

February 1, 2008 through February 1, 2011 …………$1.02 per hour

Shift premiums shall be payable only for hours actually worked and shall not be payable for non-work time such as holidays, sick leave and vacation.

Holidays: Regular employees and temporary employees with more than six (6) months continuous service who are assigned to the THS schedule may be permitted to take holidays off which fall on their scheduled work days; however, if they are not permitted time off, they shall be paid at the rate of time and one-half (1½) in addition to the holiday pay for the time worked on such day during regular working hours.

Holiday Schedule for the 12 Hour Shift Agreement:

New Year’s Day
Martin Luther King Day
Memorial Day
4th Of July
Labor Day
Veterans Day
Thanksgiving Day
Christmas Day

Banked Holidays: If a regular employee or a temporary employee with more than six (6) months of continuous service is required to work on any day observed as a holiday and agrees in advance of that observed holiday to work for the straight time hour rate of pay rather than the premium rate of pay, then the holiday pay of twelve (12) hours may be traded for 12 hours to be added to that employee’s vacation entitlement for that calendar year.  No more than thirty-six (36) hours may be acquired in this manner.

When a holiday falls on an employee’s regularly scheduled work day, or on an employee’s regularly scheduled day off, the holiday may be observed on another work day within the same pay period which

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

maybe in conjunction with the employee’s regularly scheduled days off, or any other day within that pay period.  This accommodation must be by mutual Agreement between the employee and the Company and scheduled as far in advance as possible.  It is understood that if any employee requests that they be excused on the fourth day of their four-day workweek, they will be compensated with twelve (12) hours of straight time pay.  If the holiday falls on an employee’s regularly scheduled day off, or the fourth day of the four-day work week, and no other accommodations are made, the last scheduled, non-overtime work day, immediately preceding the holiday, shall be observed as the holiday for the purpose of this article.

Vacations: An employee’s vacation accrual shall be adjusted for all periods of leave of absence without pay as defined elsewhere in this Agreement by reducing the number of vacation days accrued in direct proportion to the number of days of leave without pay within the employee’s anniversary year.  Such reductions shall be applied to any accrued and unused vacation available in the calendar year the adjustment is made, or when such adjustment exceeds the employee’s available vacation, the excess shall be applied against the employee’s next vacation accrual or the employee’s final paycheck, whichever occurs first.  It is understood that no adjustment to vacation accrual will be made due to use of paid sick leave.

Vacation periods shall normally commence on Monday except for employees whose workweek starts on days of the week other than Monday; the vacation period shall commence with the starting days of their respective workweeks.  However, by prior arrangement with the employee'’ supervisor, an employee shall be allowed vacation in increments of one shift or more on any day of the week, except where prohibited by operations needs or where necessary relief cannot be provided, or where payment of overtime to another employee would be required. If a holiday occurs on a workday during an employee’s vacation, it shall not be counted as one day of vacation.  The employee shall receive straight time pay for the holiday as such.

If an employee assigned to the THS schedule, requests, and is granted vacation on the first, second, or third day of their forty-eight hour work schedule, the employee will have those hours considered as time worked for the purpose of calculating their pay on the fourth day of that work schedule.  It is understood that vacation granted for the entire week (i.e., forty-eight (48) hours) or on the fourth day of the four-day workweek will be paid on a straight time basis.

Upgrade And Overtime Scheduling: The Company may upgrade a qualified employee or utilize a relief employee to provide coverage for a vacant shift due to a scheduled or unscheduled absence provided such situation does not result in overtime for any employee in a lower classification, or may elect not to cover the shift when sufficient qualified personnel are available to perform the required functions safely. If these arrangements cannot be made and it is necessary to work employee overtime the following steps will be followed:

1.  An employee, who is on his or her day off and will have at least twelve (12) hours off between shifts, shall be called to fill the vacant shift in accordance with the overtime list. Scheduled overtime shall be paid in accordance with Article 6.4, Overtime Pay. Callouts for coverage of unscheduled vacancies (i.e. sick leave or family sick leave) shall be paid at double time (2X).

2. The Company may force the person that meets the requirements of step #1 above, to come in and work the shift. Scheduled overtime shall be paid in accordance with Article 6.4, Overtime Pay. Callouts for coverage of unscheduled vacancies (i.e. sick leave or family sick leave) shall be paid at double time (2X).

3. If there is no employee available to accept the overtime offered, the Company  shall offer overtime for a portion of the vacant shift to the qualified employee lowest on the overtime list (if the supervisor determines they can do so safely), provided no employee is required to work beyond sixteen (16) hours. The company may divide the shift among multiple employees to avoid working employees beyond sixteen (16) hours. Scheduled overtime shall be paid in

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

accordance with Article 6.4, Overtime Pay. Callouts for coverage of unscheduled vacancies (i.e. sick leave or family sick leave) shall be paid at double time (2X).

4. If the Company is still unable to cover the shift at this time, they may use whatever option they choose, including using a member of Management to cover.

It is the intent of the Company not to work employees assigned to the THS schedule beyond their regularly scheduled work hours, however, all employees shall be expected to respond to overtime assignments as necessary.

It is the intent of the Company not to work employees assigned to the THS schedule beyond 16 hours. However, it may be necessary to work employees past 16 hours when all of the above steps are exhausted and the supervisor determines they can do so safely.

It is understood that Article 7.4 TEMPORARY APPOINTMENTS does not apply to 12-hour shift schedule agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION
ALTERNATIVE SHIFT AGREEMENTS
Four-Ten Hour Shift Schedule

The following provisions shall supersede the corresponding articles of the Collective Bargaining Agreement for the purpose of establishing working conditions applicable to those employees assigned to the four-ten hour shift (4/10) schedule. All paragraphs not listed below should be considered unchanged from the Collective Bargaining Agreement.

WORKING HOURS AND RATES OF PAY:

·	Workday: Ten (10) hours in any one (1) day shall constitute the workday.

·
Work Week: Four (4) consecutive workdays, regularly scheduled between the hours of 12:01 am, Monday, and 12:00 midnight, Sunday, shall constitute the basic work week.  The basic work week of regular day-shift employees shall be from Monday through Friday and reflect a schedule of forty (40 hours of straight time work.

Ten Hour Shift Schedule

   M  T  W  T  F S S       M  T  W  T  F  S  S        M  T  W  T  F  S  S      M   T  W  T  F  S  S

Crew 1    D  D  D  D   -  -  -        D  D  D  D   -   -   -         D  D  D  D   -   -   -       D  D  D  D   -   -   -

   M  T  W  T  F S S       M  T  W  T  F  S  S        M  T  W  T  F  S  S      M   T  W  T  F  S  S

Crew 2     -   D  D  D  D  -  -        -   D  D  D  D  -   -          -  D  D   D  D  -   -        -   D  D   D D  -   -

·
Regular Day-Shift Employees:  Regular day shift employees are those employees who are assigned to shifts, which are established on a Monday through Friday schedule and work a shift, which begins between the hours of 6:00 am and 11:59 am.  When mutually agreed to by the Union and Company, the day shift starting time may be scheduled as early as 5:00am to take advantage of daylight hours.

·
Shift Designations: No shift periods shall start between the hours of 12:01am and 5:59am, unless mutually agreed to by memorandum of understanding between the Company and the Union.  The following designations shall apply:

·	FIRST SHIFT: All ten (10) hour shift periods regularly scheduled to begin at 5:00am, or thereafter but before 12:00 noon shall be designated as first shifts.
·	SECOND SHIFT: All ten (10) hour shift periods regularly scheduled to begin at 12:00 noon or thereafter but before 8:00pm, shall be designated as second shifts.
·	THIRD SHIFT: All ten (10) hour shift periods regularly scheduled to begin at 8:00pm, or thereafter but before 12:01am, shall be designated as third shifts.

·
Shift Premium: An incremental increase for all hours worked outside of the employee’s previous schedule for the first four (4) working days of a newly established permanent, temporary or emergency schedule.

·
Lunch Periods: Supervisors will establish a meal period without pay, approximately five (5) hours after the start of a shift.  Employees who are required to begin their lunch more than one (1) hour before or after the regular start of lunchtime shall be paid during the lunch period at the straight time rate.

Overtime:  In computing overtime, intermission taken out for meals served other than on the job shall be deducted, and any holiday or vacation paid in that pay period will be considered as time worked.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Time And A Half:  Except as otherwise provided in this Article, the following situations shall require payment at one and one-half (1 ½ ) time the regular established wage rate:
§	Time worked in excess of ten (10) hours per day.
§	Time worked in excess of any four (4) scheduled workdays in that workweek.
§	Work scheduled in the three (3) hours immediately preceding the normal starting time.
§	Employees who are scheduled to work on an observed holiday.
§	Employees who are scheduled for overtime and such is canceled per Article 6.9 (Required Notice For Overtime)

Double Time: Except as otherwise provided in this Article, the following situations shall require payment at two (2) times the regular established wage rate:

·	Employees, who are scheduled to work within the first five (5) hours of the eight (8) hour period immediately preceding the normal starting time regardless of the day of the week.
·	Employees who work on the third regular day off, with an overtime minimum as provided in Article 6.7 CALL OUTS

For published scheduled outages only, unless other arrangements are made, any personnel on the Tuesday through Friday shift will be moved, without notification, to a Monday through Thursday shift with no shift premium pay.

Rest Time:  Employees who are required to work overtime within the ten (10) hour period immediately preceding their scheduled starting time on a regular work day, shall be entitled to time off with straight time pay equal to time worked during this time frame. This is not applicable to a call out or scheduled overtime of three (3) hours or less immediately preceding the employee's normal starting time.

Establishing Permanent Schedules: The right to establish working schedules and methods of shift rotation for employees, to assign individuals to schedules and to make changes in schedules, rests with the Company. The Company may schedule employees to work for periods of ten (10) hours per day for a minimum period of four (4) days at other than their regular work hours when additional shifts are required for emergency conditions involving the maintenance of repair of plant or station equipment. Company shall pay overtime compensation for all work performed outside of the regular work hours for the first four (4) work days of any such situations.  After the first four (4) day overtime requirement has been fulfilled, the appropriate shift differential shall apply.  On the fifth (5th) day and thereafter for the duration of any such situation, Company shall pay the straight time rate of pay for work performed on work days during the hours of work established under this section.  If any such situation extends beyond four (4) work weeks, Company and the Union may agree to rotate the assignments of employees thereto, but in such event the overtime compensation herein provided for will not be paid to any employee for more than the first four (4) work day period worked outside of regular work hours.

Meals: Meal Times: When working overtime before or after the regular day, or shift, or when called out for overtime work, and such work is continuous for two (2) hours or more, the Company shall provide all meals unless employees are released before the meal time. The normal unpaid meal times shall be:
·	One and one-half (1 1/2) hours before the employee's normal starting time,
·	Eight (8) hours before the employee's normal starting time,
·	Six (6) hours after the normal starting time, and
·	Two (2) hours after the normal quitting time.

Holidays: It is understood that Employees may, at their discretion, use two (2) hours of vacation time on holidays to ensure a full eighty (80) hour pay period.  When a holiday falls on an employee’s regularly scheduled day off, the last scheduled non-overtime work day immediately preceding the holiday or the non-overtime work day immediately following the holiday shall be observed as the holiday for the purpose of this Article. Notice of the date that the holiday will be observed shall be posted within the work group a minimum of one week prior to the holiday itself.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION
ALTERNATIVE SHIFT AGREEMENTS
Thirty-Six for Forty

The following provisions shall supersede the corresponding articles of the Collective Bargaining Agreement for the purpose of establishing work conditions applicable to those employees assigned to the 36 for 40 shift. All paragraphs not listed below should be considered unchanged from the Collective Bargaining Agreement.

WORKING HOURS AND RATES OF PAY:

Hours of Work: For the purpose of this Agreement, the hours of work will be 6:00am to 6:00pm.

Workday: Twelve (12) hours in any one (1) day shall constitute the workday.

Work Week: Except as provided for part-time employees, the basic work week shall consist of Three (3) consecutive workdays regularly scheduled between the hours of 12:01am Monday, and 12:00 midnight Sunday. This shall constitute the basic work week.  The basic workweek of this shift shall be Friday, Saturday, and Sunday. This will reflect a schedule of forty (40) hours of straight-time work.

Regular Days off: Days off shall be consecutive; however they may not be within the basic work week.

Break Periods:  A fifteen (15) minute relief period shall be provided for all employees during each one-half (1/2) of the shift.  Work conditions permitting, each break period shall be given as near the middle of each one-half (1/2) of the shift as possible. When employees who are assigned to these schedules are held beyond their normal quitting time, they will receive an additional fifteen (15) minute break, as quickly as operationally possible.

Lunch Periods: Three-Twelve (3/12) Employees will have a thirty (30) minute paid lunch period as part of their regular shift.

Overtime:  In computing overtime, intermission taken out for meals served other than on the job shall be deducted, and any holiday or vacation paid in that pay period will be considered as time worked. The 36 for 40 employees will not be available for call-outs or overtime on Thursday Friday and Saturday nights.

Time and a Half: Except as otherwise provided in this Article, the following situations shall require payment as one and one-half (1-1/2) times the regular established wage rate:

■	Time worked in excess of Twelve (12) hours per day.
■	Time worked in excess of any of the Three (3) scheduled workdays.
■	Work scheduled in the three hours immediately preceding the normal starting time.
■	Employees who are scheduled to work an observed holiday.
■	Employees on Three-Twelve (3-12)’s who are scheduled for overtime except as defined in “Double Time.”
■	Employees who are scheduled for overtime and such is canceled per Article 6.9 (Required notice for overtime)

Double Time:  Except as otherwise provided in this article, the following situations shall require payment at two (2) times the regular established wage rate:

■	Employees, who are scheduled to work within the first five (5) hours of the eight (8) hour period immediately proceeding the normal starting time regardless of the day of the week.
■	Employees who work on the first day (Monday) of a scheduled four (4) day off period.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Rest Time: Employees who are required to work overtime within the Eight (8) hour period immediately preceding their scheduled starting time on a regular workday, shall be entitled to time off at the rate of one and one-half (1-1/2) times the actual hours worked. This would create the potential for Twelve (12) hours of rest time. This is not applicable to a call-out or scheduled overtime of three (3) hours or less immediately preceding the Employees normal starting time.

Required Notice For Overtime:
Scheduled Overtime:  In scheduling overtime work, a minimum of Twelve (12) hours notice is required, prior to the start of any overtime for a particular day, and before leaving the work site on a regular workday.  Without this notice, such work will be considered as a call out.  It is understood that overtime, when work as an extension of a regular shift, does not require such notification.

Example:
An employee assigned to a 6:00 am to 6:00 pm shift and is notified to work the next day (their day off) at 6:00 am. If notification is given by the end of shift
(6:00 pm), this overtime is scheduled.

Training Exception: The Company may for the purposes of training only, change schedules (Revert back to eight (8) hours – Monday – Friday) when mutually agreed upon by the Union and the Company, without incurring the premium penalties mentioned previously.

Staffing the 36 for 40 Schedule:

·	Volunteers: The Company will solicit volunteers for this schedule
·
A waiting list (in order from the most senior qualified to the least senior qualified) of volunteers will be kept for the 36 for 40 schedule. This list will be used to staff any changes in the personnel.

·	Volunteers will be on a three (3) month commitment to the 3-12 schedule if another volunteer Employee cannot be found.
·	If there are no volunteers, the two (2) lowest in seniority, in that classification, will be assigned to a 4-10 split weekend schedule.
·	Holiday hours will be tracked to ensure everyone has an opportunity to use their Ninety-six (96) hours when rotating between the 4/10 and 36 for 40 shifts.
·	Schedule adjustments will be made to facilitate payroll as needed.

Meals:
Meal Times: When working overtime before or after the regular day, or shift, or when called out for overtime work, and such work is continuous for two (2) hours or more, the Company shall provide all meals unless employees are released before the meal time. The normal unpaid meal times shall be:

·	One and one-half (1 1/2) hours before the employee’s normal starting time,
·	Eight (8) hours before the employee’s normal starting time,
·	Six (6) hours after the normal starting time, and
·	One (1) hour after the normal quitting time.

Meals will be provided as close to these times as circumstances of the work will permit.  Employees may elect to complete their assignment and take their meal period upon completion of their task.  This meal period would be unpaid time unless directed by their supervision to work through their meal period.  This paid lunch period will be limited to one-half (1/2) hour at the appropriate rate of pay.
Holidays:
                                                                                                                New Years Day                                            Labor Day
                                                                                                                Martin Luther King Day                            Veterans Day
                                                                                                                Memorial Day                                           Thanksgiving Day
                                                                                                                4th Of July                                                  Christmas Day

Note: It is understood that the holidays will be worked with the appropriate premium pay.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Floating Birthday/Holiday:  Employees assigned to this schedule do not receive a floating/birthday holiday as they have 96 hours of holiday designated above.

Banked Holidays:  The provision to bank holidays does not apply to individuals assigned to this schedule.

Vacation in Conjunction with a holiday:
When vacation is used in conjunction with their observed holiday, the 36 for 40 employees will not be required to work the holiday.

Note: Vacation hours will be charged against the Employees accrued hours as follows:

FRIDAY                       =           THIRTEEN  (13) HOURS OF VACATION
SATURDAY               =           THIRTEEN  (13) HOURS OF VACATION
SUNDAY                     =           FOURTEEN (14) HOURS OF VACATION

Note: Sick Leave hours will be charged against the Employees accrued hours as follows:

FRIDAY                      =          THIRTEEN  (13) HOURS OF SICK LEAVE
SATURDAY              =          THIRTEEN  (13) HOURS OF SICK LEAVE
SUNDAY                    =           FOURTEEN (14) HOURS OF SICK LEAVE

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

 GENERATION
ARTICLE NO. 16
Working Rules

16.1
SAFETY GEAR: Protective safety equipment such as rubber gloves, hose, hoods and blankets shall be used to make as safe as possible any work performed on any equipment having un-insulated energized parts, in addition, hot line tools may be used when applicable.  The safety precautions taken by the crew are the direct responsibility of the foreman in charge.  The Occupational Safety and Health Standards as contained in 1910.269 sub-part “R” of the Occupational Safety and Health Act (OSHA) shall be considered minimum standards for work performed on electrical transmission and distribution equipment.

16.2
TWO MAN CREW: Two (2) competent electrical workers together on the same fixture shall be required when performing work on wires or equipment carrying voltages in excess of 600 volts.  One (1) of them shall serve principally as a standby person to render assistance in case of an accident.  In no case when working in pairs shall they work simultaneously on wires or parts of different phases or polarities.  One qualified employee shall stand by and serve principally as a safety observer to the other person.

16.12
BOILER BLASTING: While performing any assignment in which explosives have been utilized, qualified employees will be paid a $3.50 per hour shift premium in addition to the appropriate rate of pay. Employees working in this capacity will perform all duties in accordance with the NV Energy S.A.F.E. work practice manual, NV Energy Blasting Program & Procedures, and all local, state and federal regulations. The Blaster in Charge rate of pay will be equal to the Lead Control Operator rate of pay.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

EXHIBIT I
GENERATION
JOB CLASSIFICATION DESCRIPTIONS
(Alphabetical)

APPRENTICE EQUIPMENT MECHANIC  (7011)
Assists the equipment mechanic while undergoing training for the Journeyman level. Does such work as tuning motors, adjusting valves and ignitions, cleaning fuel systems and radiators, adjusting clutches, brakes and carburetors, tests compression of oil and fuel pressure.

APPRENTICE ELECTRICAL / INSTRUMENT TECHNICIAL  (7012)
Assists the generation plant electrical/instrument technician while in training for Journeyman. Assists the Journeyman in the installation, maintenance, repair and testing of electrical equipment in a generating station. Renews and calibrates gauges and control devices on control boards; repairs and calibrates transmitters, receivers, and control drives; and does other repair work as directed by Journeyman instrument technicians while learning trouble shooting techniques for electronic, solid state and pneumatic instrument servicing. Will perform additional duties as required by the electrical/instrument technician.

APPRENTICE MECHANICAL TECHNICIAN / MACHINIST  (7035)
Assists the machinist while in training for Journeyman; assists the Journeyman in precision work on any type of machine as well as work on the floor in tearing down, repairing and placing into operation any plant equipment and may be required to perform other duties as assigned.

APPRENTICE MECHANICAL TECHNICIAN / MECHANIC  (7010)
Assists the mechanic while in training for Journeyman; assists the Journeyman in doing general mechanic work associated with installing or repairing any plant equipment, and will be required to work with other journeymen to learn basic rigging, machining and welding, and may be required to perform other duties as assigned.

APPRENTICE MECHANICAL TECHNICIAN / WELDER  (7009)
Assists the welder while in training for Journeyman; assists the Journeyman in performing all types of gas or electrical welding, and may be required to perform other duties as assigned.

ASSISTANT CONTROL OPERATOR  (7062)
Assists the control operator during operational emergencies, startups, shutdowns and fuel changes. The primary function will be the manual and control work involved in the light off and shutdown of boilers, start-up and shutdown of turbines and operational procedures required in changing of fuels. May also be required to operate any or all plant mechanical or electrical equipment as directed. Must be familiar with the trip functions and testing of all equipment and keep records and logs as required. When necessary, will work as part of the maintenance crew during plant shutdowns, or any emergency when necessary, may be required to work in any position in the plant. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

AUXILIARY OPERATOR  (7076)
Assists control operator in all phases of operations. Inspects and operates plant auxiliary equipment and water treatment equipment at water treatment plant. Monitors and reads gauges, meters, and water treatment control panels to make adjustments that ensure equipment is operating properly. Does switching in and out of breakers. Performs good housekeeping as a matter of clean and safe operations. When necessary will work as part of the maintenance crew during shutdowns. Leaves shift upon proper relief and performs other duties as required. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

BLASTER IN CHARGE
A Blaster in Charge will lead, assist and work with dedicated personnel to ensure safe and efficient operation of all activities related to blasting and boiler de-slagging. The Blaster in Charge will be required to meet all local, state and federal licensing requirements to handle explosives.

BLASTER ASSISTANT
Qualified employees working under the supervision of the Blaster in Charge will transport, handle and utilize explosives to remove boiler slag prior to entry of personnel. The employees working in this capacity will have to first successfully complete the Nevada Power Company Blasting Training Program.

COAL YARD EQUIPMENT OPERATOR  (6161)
Operates and maintains all equipment assigned to the coal yard including dozers, railroad locomotives and cars, shakers, conveyors, separators, feeders and crushers and such other supplemental equipment as may be assigned to the coal yard. Will be required to work intermittently in any other classification when assigned. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

CONTROL OPERATOR  (6118)
Operates the controls of gas, oil or coal fired boilers and auxiliaries such as boiler feed water and other pumps, compressors, condensers, fan motors and all other equipment necessary for the operations of the plant. Clears boilers, generating units and auxiliaries during outages, cooperates with the system dispatcher's relative to load voltage changes, frequency and switch requirements, adjusting controls of generating equipment according to operating conditions and synchronizes the equipment with the system; maintains daily operating log, a record of all dispatcher and trouble calls, and visitors record; maintains in a clean and orderly manner control room, all equipment and panels; informs his relief fully on existing and preceding operating conditions of the plant and system; acts as part of overhaul crew during plant shutdown, or any emergency when necessary, may be required to work in any position in the plant. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

ELECTRICAL/INSTRUMENT TECHNICIAN  (6050)
Performs a wide variety of skilled electrical and instrumentation work in the installation, maintenance, repair and testing of electrical and electronic equipment in a generation facility. Performs a wide variety of precision tests, repairs, calibrations, modifications, maintenance and inputs on numerous electronics, pneumatic and hydraulic systems. Must have thorough knowledge of computer based process and electrical control systems and skill level to troubleshoot and repair these systems. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

GENERATION MATERIALS REPRESENTATIVE  (5272)
Performs sophisticated functions defined by regular applications of equipment and business software systems. Extensive customer interaction and a significant degree of decision-making authority are required. Supports all areas of material acquisition and handling within generation. Performs “Town Runs” as assigned. May be upgraded to “Materials Specialist” as required. Purchases non-stock, one time only items as directed. Will function as the administrator for the Corporate Purchasing Card System within Generation, including maintenance of records, and data entry for the “Paris” system. Process requisition as assigned to support material acquisition within Generation. Performs other related duties as assigned for which the employee is qualified and capable.

LABORATORY TECHNICIAN  (6160)
The laboratory technician is directly responsible for all phases of chemical monitoring on the plant's boiler water, feed water and cooling water systems and implement proper treatment to control corrosion or scale formation in all water pipe systems and to insure steam purity. The laboratory technician must have a thorough knowledge of Zeolite softeners, mixed bed demineralizers, chlorine room, and clarifier operation. Takes monthly inventory of all chemicals and chemical supplies throughout the plant and laboratory and makes analysis standards and plots graphs for control limits on all chemically treated water as directed. Unloads caustic, acid and chlorine and maintains a supply of chemicals inside

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

the plant as necessary. The laboratory technician at gas fired plants will calibrate all conductivity meters and replace corrosion coupons and will perform additional duties as required. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

The laboratory technician at a coal-fired plant will sample and perform analysis of coal at that plant. Sampling and analysis include collection of the sample, riffling, pulverizing, and actual burning of the sample in the bomb calorimeter. Analysis of the sample includes determination of the external moisture, internal moisture, percent of ash, BTU's per pound, percent of sulfur and ash fusion. Performs normal housekeeping duties to insure a clean laboratory and recommends chemical supplies and materials to insure an adequately supplied laboratory.

LEAD
In the absence of appropriate supervision and when directed, leads, assists, and works with other departmental personnel to ensure the efficient operation of related activities. May be required to develop schedules, direct work assignments, prepare job related reports, complete other administrative duties, function in a Journeyman capacity, and perform other work as needed. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

LEAD CONTROL OPERATOR  (6094)
In the absence of appropriate supervision and when directed, leads, assists and works with other departmental personnel to ensure the efficient operation of related activities. May be required to develop schedules, direct work assignments, prepare job related reports, complete other administrative duties, function in a Journeyman capacity, i.e. Control Operator, upgrade to management and perform other work as needed. May be required to work any recognized shift. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MAINTENANCE TECHNICIAN  (6181)
Performs a variety of skilled work including operating equipment, insulating, painting, lubricating and carpentry. Will be required to perform any of the above tasks if necessary. May be required to assist or perform work in any lower classification. This includes lubricating coal-conveying equipment such as conveyors, feeders, etc. This is specifically non-mobile coal yard equipment. Will be authorized to operate - vacuum truck, backhoe, water truck, dump truck, and crane. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MAINTENANCE UTILITY TECHNICIAN  (6192)
Does unskilled work as necessary; keeps Journeyman or apprentice supplied with tools, materials, and supplies while assisting with a specific job; cleans working area and equipment. Operates other special equipment including jackhammer as required and drives truck or pickup in performance of duties. A maintenance utility technician shall not displace an apprentice or a Journeyman. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MATERIAL SPECIALIST  (6096)
Performs manual and clerical duties in connection with receiving, storing and issuing supplies, tools, and equipment; unloads and unpacks incoming materials; places, shelves and racks stock of machine, hand and construction tools; measures, counts, cuts, crates, marks and stencils materials, supplies, tools and equipment; keeps the premises clean; drives a car or pickup in local purchases of materials and equipment.

MATERIAL UTILITY TECHNICIAN  (6098)
Performs unskilled and semi-skilled labor as necessary. Keeps warehouse and outside areas clean. May operate forklift for loading and unloading of materials for deliveries. Drives warehouse vehicles for material deliveries and local purchases of material and equipment. Two hours minimum upgrade if material is to be purchased during town run. Must be able to obtain a CDL within 90 days of hire date. May assist Material Specialist in putting away material and loading material for crews. The ratio should not exceed 1 Material Utility Technician for 7 Material Specialists (1:7). A Material Utility Technician shall not displace a Material Specialist.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

MECHANIC SPECIALIST  (6128)
Maintains all types of construction and transportation equipment and accessories. Diagnoses mechanical, hydraulic and electrical problems, makes and recommends repairs. Designs equipment modifications. Constructs and installs parts and similar apparatus, including booms and winches, to accommodate the required changes. Performs pressure and structural welding, operates metal lathes, and other precision machinery, and does other related mechanical work as required. Maintains work and vehicle records as required by the Company. Performs all the duties of an Equipment Mechanic or Equipment Mechanic B or other work as assigned.

MECHANICAL TECHNICIAN / MACHINIST  (6131)
Must be able to do precision work on any type machine as well as actual work on the floor in tearing down, repairing and putting into operation any plant equipment. Will be required to work intermittently in any of the maintenance classifications if necessary. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MECHANICAL TECHNICIAN / MECHANIC  (6146)
Capable of doing general mechanical work attached to installing or repairing any plant equipment, be familiar with work on high pressure boilers and their auxiliaries. Will be required to work intermittently in any of the maintenance classifications if necessary. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

MECHANICAL TECHNICIAN / WELDER  (6129)
Performs all types of high pressure, gas and electrical welding and layout and must have satisfactorily completed welding tests as designed by, and in accordance with, state boiler safety requirements for high pressure vessels operated by the Company. Will be required to work intermittently in any of the maintenance classifications if necessary. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

RELIEF ASSISTANT CONTROL OPERATOR  (7046)
Performs the duties of an assistant control operator as described in this Exhibit I. The relief assistant control operator shall be assigned to any shift other than the usual schedule for purposes of providing relief to, or coverage for an absent assistant control operator. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

RELIEF AUXILIARY OPERATOR  (7069)
Performs the duties of an auxiliary operator as described in this Exhibit I. The relief auxiliary operator shall be assigned to any shift other than the usual schedule for purposes of providing relief to, or coverage for an absent auxiliary operator. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

RELIEF CONTROL OPERATOR  (6102)
Performs the duties of control operator as described in this Exhibit I. The relief control operator shall be assigned to any shift other than the usual schedule for purposes of providing relief to, or coverage for an absent control operator. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

TECHNICAL SPECIALIST  (7077)
Performs PD\PM maintenance. Will receive specialized training to accomplish said duties outside of the standard training provided for other Bargaining Unit Personnel.  This classification will be the last called for overtime within their previous classification. They will receive the current associated Journeyman rate of pay. Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

TRAINER - POWER DELIVERY  (6103)
Responsible for development, administration and evaluation of Power Delivery's apprenticeship and Mechanical, Electrical and Instrumentation Journeyman classification cross-training and refresher training. Provides classroom and field training for existing mechanical and electrical and instrumentation employees within Power Delivery. Assists with testing as a pre-qualifier for prospective new hires and promotions. Accountable for testing, documenting and providing regular updates to Power Delivery Management and others as required on progress and qualifications of apprentices and Mechanical, Electrical and Instrumentation Journeymen. Will work in conjunction with Power Delivery apprenticeship committee. May be required to work outages if properly trained, and will not displace other Journeyman.

UTILITY OPERATOR (7001)
Assist auxiliary and control operators and employees in other classifications as assigned by their supervisor, in the semiskilled work involved in the operating of generating and auxiliary equipment; receives fuel oil; operates bottom ash disposal equipment , changes burners for fuel change, clears boilers as necessary, works as a part of the maintenance crew during crew during shut down for overhaul, relieves an auxiliary operator when necessary, and be in training for progression and may be required to perform other duties assigned.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%

5272	Gen Materials Representative	1	28.73	29.02

6050	Electrical/Instrument Tech	1	40.41	40.81

6059	Lead Electrical Tech	1	44.45	44.89

6060	Lead Maintenance Tech	1	44.45	44.89

6063	Lead Mechanical Tech/Mech	1	44.45	44.89

6064	Lead Laboratory Tech	1	40.37	40.77
6073	Lead Coal Yard Operator	1	41.06	41.47
6161	Coal Yard Equipment Operator	1	37.35	37.72

6094	Lead Control Operator	1	44.45	44.89

6095	Lead Material Specialist GEN	1	35.94	36.30

6096	Material Specialist GEN	1	30.25	30.55
	2nd Six Months	2	31.38	31.69
	3rd Six Months	3	32.67	33.00

6098	Material Utility Technician	1	22.42	22.64
	2nd Six Months	2	23.30	25.53
	3rd Six Months	3	24.14	24.38

6102	Relief Control Operator	1	41.87	42.29

6103	Trainer Power Delivery	1	44.45	44.89

6118	Control Operator	1	39.73	40.13
	2nd Six Months	2	40.89	41.30

6129	Mechanical Tech/Welder	1	40.41	40.81

6131	Mechanical Tech/Machinist	1	40.41	40.81

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%

6146	Mechanical Tech/Mechanic	1	40.41	40.81

6160	Laboratory Tech	1	32.92	33.25
	2nd Six Months	2	34.13	34.47
	3rd Six Months	3	35.39	35.74
	4th Six Months	4	36.70	37.07

6181	Maintenance Tech	1	26.71	26.98
	2nd Six Months	2	27.60	27.88
	3rd Six Months	3	28.47	28.75
	4th Six Months	4	29.32	29.61
	5th Six Months	5	30.20	30.50
	6th Six Months	6	31.08	31.39
	7th Six Months	7	31.89	32.21

6192	Maintenance Utility Tech	1	16.38	16.54
	2nd Six Months	2	17.27	17.44
	3rd Six Months	3	18.10	18.28
	4th Six Months	4	18.97	19.16
	5th Six Months	5	19.84	20.04
	6th Six Months	6	20.69	20.90
	7th Six Months	7	21.56	21.78

7001	Utility Operator	1	16.38	16.54
	2nd Six Months	2	17.27	17.44
	3rd Six Months	3	18.10	18.28
	4th Six Months	4	18.97	19.16
	5th Six Months	5	19.84	20.04
	6th Six Months	6	20.69	20.90
	7th Six Months	7	21.56	21.78

7009	App Mechanical Tech/Welder	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81

7010	App Mechanical Tech/Machinist	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81

7011	Apprentice Equipment Mechanic	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81

7012	App Electrical/Inst Technician	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81

7034	App Mechanical Tech/Mechanic	1	29.99	30.29
	2nd Six Months	2	31.22	31.53
	3rd Six Months	3	32.27	32.59
	4th Six Months	4	33.40	33.73
	5th Six Months	5	34.52	34.87

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

GENERATION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%
	6th Six Months	6	35.62	35.98
	7th Six Months	7	36.74	37.11
	8th Six Months	8	37.87	38.25
	9th Six Months	9	40.41	40.81
7046	Relief Assistant Control Operator	1	37.67	38.05

7062	Assistant Control Operator	1	35.66	36.02
	2nd Six Months	2	36.70	37.07

7069	Relief Auxiliary Operator	1	35.96	36.32

7076	Auxiliary Operator	1	34.08	34.42
	2nd Six Months	2	35.02	35.37

7077	Technical Specialist	1	40.41	40.81

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

March 31, 1997

Mr. Jim Anzinger
International Brotherhood of Electrical Workers
Local Union #396 3520 Boulder Highway
Las Vegas, Nevada 89121

OPERATIONS WORKING IN MAINTENANCE AT REID GARDNER

Dear Mr. Anzinger:

This letter will document the Agreement between the International Brotherhood of Electrical Workers, Local #396, and Nevada Power Company relative to the use of Operations working in Maintenance at Reid Gardner. Both the IBEW and the Company agree that it is mutually beneficial to agree to changes that allow operations to work in maintenance and go from 12's to 10's while assisting maintenance with required work. The following are the specifics:

1.
The Company will provide seven (7) days calendar days notice. This will result in no monetary penalty to the Company. If the seven (7) days is not followed, then penalties will be handled as identified in the CBA.

2.
With regard to overtime equalization, operations will be placed in their own classification for the purposes of overtime. This includes control operators, auxiliary operators, and assistant control operators. Operations will also be included on their respective overtime list for weekend coverage as long as it doesn't interfere with the scheduled maintenance work.

3.	The hours that they have in their current OT pool will merely be moved over. This classification will be called after MUT's.

4.	Individuals will first be asked to volunteer. If we receive no volunteers, then we will use reverse seniority. This will be done by seniority by classification by crew.

5.
The time frame/period for pulling employees from operations to maintenance will be throughout the duration of an outage season. This will continue for 90 consecutive days or can be extended if a person volunteers to do so. (There are two outage seasons: January through June and July through December). This will occur for a maximum of 180 days within a twelve-month period.

6.	Upon completion of the assignment, the individual will go back to the original shift with no penalty to the employee and will fall right back into their normal rotation.

7.	In emergency situation, operators could be called back to do operations work.

8.	Operators assigned to Maintenance will be paid shift differential.

The above changes reflect the Company and Union's interest in working together to provide a future for our employees and the ultimate success of the Company.

Very truly yours,
/s/Gloria Banks Weddle
Vice President, Human Resources and Corporate Services

AGREED:

/s/James Anzinger
Business Manager and Financial Secretary
IBEW Local #396

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

June 25, 1999

Mr. James Anzinger
International Brotherhood of Electrical Workers
Local Union #396
3520 Boulder Highway
Las Vegas, NV 89121

LETTER OF AGREEMENT:

SEVERANCE ALLOWANCE PLAN

The Company and Union agree that the sale of the generating facilities will not trigger the Severance Allowance Plan. The Severance Allowance Plan will no longer be included in the Generation Collective Bargaining Agreement. The Company will require the buyer to maintain the employment of bargaining unit employees assigned to the plants and require the additional terms and conditions indicated in this settlement.

This Severance Allowance Plan Agreement does not impact the Severance Plan outlined in Article 5.5.

Very truly yours.

/s/Mark Sandoval
Director, Southern Operations

AGREED:

/s/James Anzinger
Business Manager and Financial Secretary
IBEW Local #396

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

May 4, 1998

Mr. James Anzinger
International Brotherhood of Electrical Workers, Local Union #396
3520 Boulder Highway
Las Vegas, NV 89121

LETTER OF AGREEMENT

FLEXIBILITY LANGUAGE

This letter is to document the Agreement between the Company and the Union regarding the intent of the flexibility language for positions as stated..

"Employees will perform any and all tasks for which they are properly trained and can competently and safely perform."

This language has been added to all generation classifications currently in the contract.

* All training must be formally documented
* OSHA requires certain jobs and functions to be performed and certified every year -these will be defined at a later time
* Refresher courses may be required
* Must be able to perform job safely

This clause allows the Company to offer training to the employees to expand their knowledge. The Company will ask for volunteers first. The interest is in placing training efforts into those individuals who have a desire to take advantage of this training and then put into action what they have learned.

Documentation means bookwork in addition to practical and demonstrated application as well.

Very truly yours,

s/Gloria Banks Weddle
Vice President, Corporate Services

AGREED:

s/James Anzinger
IBEW Local #396

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

LETTER OF AGREEMENT FOR
CHARLES LENZIE/HARRY ALLEN COMPLEX

BETWEEN

IBEW LOCAL 396 AND NEVADA POWER COMPANY

This Letter of Agreement is entered into by the International Brotherhood of Electrical Workers Local 396 (Union) and Nevada Power Company (Company), collectively referred to as the Parties, concerning the job descriptions, wages, working hours, contracting conditions and the process of staffing the Charles Lenzie Generating Station (Lenzie) as outlined below.  All terms and conditions of the Collective Bargaining Agreement (CBA) between the company and the union shall be in effect except where specified herein.

Due to location and opportunities for greater response and control, Harry Allen will become a part of the Charles Lenzie Complex and employees of Charles Lenzie Station will support Harry Allen Operations and Maintenance activities.

Lenzie is a 1200 MW Combined Cycle Power Plant which is currently under construction and expected to be operational by summer of 2006.

Due to the technology, and operational and maintenance differences from existing units, this letter of agreement has been created to allow for minimal staffing and greater efficiencies while allowing for greater cross functioning amongst classifications.

Occupational Group

Employees will be placed in a separate tab called Combined Cycle Generation in the CBA.

Wages and Employee Classifications

See Attachment A.

Job Descriptions

See Attachment B.

Working Hours

See Attachment C.

Staffing Process for Filling Vacancies

See Attachment D.

Call Outs

See Attachment E.

Contracting Language

See Attachment F.

All other conditions contained in the Local 396 Collective Bargaining Agreement apply unless otherwise defined and addressed in this agreement.  The Company and Union agree that once Lenzie becomes operational, there could become a need to reopen this letter of agreement to discuss work schedules and contracting language, or any other area as mutually agreed to by the Company and the Union.

This Letter of Agreement will become effective upon signature of both parties.

Nevada Power Company	International Brotherhood of Electrical
Workers

/s/Mary Jean Snow                                                                           /s/James C. Anzinger
Director, Human Resources                                                                           Business Manager/Financial Secretary
Nevada Power Company                                                                           IBEW Local 396

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

ATTACHMENT A -- Wages and Employee Classifications

Production Technician
Lead Production Technician
Combined Cycle Operator
Lead Combined Cycle Operator

Cross-functional skills must be obtained with full training provided.

Initially, employees selected for these positions bring basic skill sets and will require training and on-the-job experience to be trained on the technology.

COMBINED CYCLE GENERATION - WAGES
Job Code	Job Title	Step	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%

6065	Combined Cycle Operator	1	42.11	42.53
	2nd Six Months	2	43.36	43.79

6066	Lead Combined Cycle Operator	1	45.79	46.25
	2nd Six Months	2	47.18	47.65

6067	Production Technician	1	42.11	42.53
	2nd Six Months	2	43.36	43.79

6068	Lead Production Technician	1	45.79	46.25
	2nd Six Months	2	47.18	47.65

6826	Warehouse Technician	1	31.76	32.08
	2nd six months	2	32.96	33.29
	3rd six months	3	34.32	34.66

ATTACHMENT B – Job Descriptions

PRODUCTION TECHNICIAN (6067)
Supports the efficient and cost effective production of electric energy by performing any and all power plant maintenance functions which may include but are not limited to: operating equipment, insulating, painting, lubricating, carpentry; mechanical maintenance and repair or power plant equipment including machining, assembly and disassembly of equipment, investigating and correcting mechanical malfunctions; performing skilled electrical and mechanical work necessary to install, operate and maintain building equipment; perform electrical maintenance including heat tracing, motor replacement, motor overhaul, lighting fixture and lighting circuit maintenance.  Maintain high personnel and equipment safety and environmental compliance standards and practices. Assist in the administration and oversight of contractors of plant maintenance, warehousing activities and building and grounds maintenance.   Assist in the development and defining of overall maintenance policies and procedures. Respond quickly to abnormal plant conditions or requirements. Supplement operations by performing basic operations as trained.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

COMBINED CYCLE OPERATOR (6065)
Supports the efficient cost effective production of electric energy by operating and controlling power plant equipment. Monitors instrumentation to determine plant conditions.  Performs actions necessary to keep the plant operating within prescribed limits. Respond quickly to abnormal plant conditions or requirements. Operating duties include inspection, preventative maintenance and repairs incidental to the performance of regular duties. Assist in the development and defining of overall operations policies and procedures. Operates and monitors turbines, generators, water treatment equipment and plant auxiliary equipment. Maintain high personnel and equipment safety ad environmental compliance standards and practices. Cooperates with system dispatchers relative to load voltage changes, frequency and switch requirements, adjusting controls of generating equipment accordingly to operating conditions and synchronizes the equipment with the system; maintains daily log, a record of all dispatcher and trouble calls, and visitors records; maintains in a clean and orderly manner control room, all equipment and panels; informs relief fully on existing and preceding operating conditions of the plant and system; acts as part of overhaul crew during plant shutdown, or any emergency when necessary, may be required to perform any function in the plant.  Inspects and operates plant auxiliary equipment.  Must be familiar with trip functions and testing of all equipment as directed.  Supplement maintenance by performing basic maintenance duties as trained.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

LEAD PRODUCTION TECHNICIAN (6068)
In the absence of appropriate supervision and when directed, leads, assists, and works with other departmental personnel to ensure the efficient operations of related activities.  May be required to develop schedules, direct work assignments, prepare job related reports, complete other administrative duties, function in a Journeyman capacity and perform other work as needed.  May supervise contract workers performing work that the bargaining unit typically does.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

LEAD COMBINED CYCLE OPERATOR (6066)
In the absence of appropriate supervision and when directed, leads, assists, and works with other departmental personnel to ensure the efficient operations of related activities.  May be required to develop schedules, direct work assignments, prepare job related reports, complete other administrative duties, function in a Journeyman capacity and perform other work as needed.  May supervise contract workers performing work that the bargaining unit typically does.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

WAREHOUSE TECHNICIAN (6826)
Performs all warehouse inventory functions within the generation facility as required in order to maintain and operate the supply chain warehouse.  These functions include receiving, storing, picking, staging, issuing, returns, transfers, putaways, cycle/inventory counts, shipping, warehouse optimization, stock level review, pickup and delivery of materials.  Unloads and unpacks incoming materials; determines storage requirements and stores materials on shelves, racks or in lay-down yards; picks, stages and issues materials; processes returned materials and items requiring repairable actions; performs warehouse to warehouse and bin to bin material transfers; performs cycle counts and inventory counts; packages material for shipment; measures, counts, cuts, crates; marks and stencils materials, supplies and warehouse locations; keeps the premises clean; drives a car or pickup in local purchases of materials; operates forklifts and various material handling equipment.

ATTACHMENT C – Working Hours

Maintenance

The normal work-week shall be defined as five consecutive eight hour days from Monday through Friday and a shift from Tuesday through Saturday.  The hours shall be from 7 to 3:30 p.m. with a half hour unpaid lunch.

Shifts shall run from M-F and Tu-Sat on eight hour shifts to start.  Other shifts may need to be negotiated as the need arises.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Operations

Operations shall follow a twelve-hour shift schedule with a start time of 6:00 a.m. and end time of 6:00 p.m. and the second shift will be from 6:00 p.m. to 6:00 a.m..  A Lead Combined Cycle Operator will work the day shift when not in a relief capacity.

Operations shall provide 24/7 coverage.

ATTACHMENT D – Staffing Process for filling vacancies

The company shall follow the following process when filling the vacancies:

Positions will be posted with the negotiated job descriptions and associated wages.

The company will establish skill set requirements for the new positions.

Interviews will be conducted for qualified employees.  All things being equal, seniority will prevail.

Selection Criteria will include:
■	Skill set requirements
■	Training completed
■	Ability and flexibility
■	Observed behavior
■	File review for letters of discipline and history

A Bargaining Unit representative will be present during the interview process but shall be a neutral and non-rating member.

Hearing Procedures will be followed as defined in the CBA (Article 7.3 - Hearing Procedures).  Although for the initial staffing of Lenzie Station, the bid hearings option ONLY shall apply.

If the company cannot fill its vacancies from the staff who have bid on the positions, they will be authorized to:
■	Externally recruit for these vacancies
■	Temporarily assign employees from Reid Gardner or Clark to facilitate vacancies until staff can be hired on a regular full time basis using existing contract language
■	Utilize temporary staff to fill vacancies on an interim basis
■	Utilize staff supplied by the contractor on site at Lenzie Station

The lateral transfer policy will not apply for the Lenzie Station staffing process now or in the future because of the specific skill set requirements and specialized job descriptions negotiated.

Article 7.8 (Trial Period) shall apply as defined in the existing CBA.

ATTACHMENT  E – Call out for Harry Allen

Harry Allen callout time shall be a 2-hour minimum due to the proximity of Lenzie to Harry Allen as defined in 6.7.  The Harry Allen section will no longer be applicable.

This change shall be implemented once the official remote start capability has been transferred to Lenzie Station and call outs no longer occur from Clark Station.

ATTACHMENT F – Contracting Work

Lenzie Complex shall have a significant requirement for contract work.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

A bargaining unit employee shall be assigned as oversight on shift when contractors are on sight to perform work that is normally performed by bargaining unit employees as defined in the contract.  This language shall not apply to work that is not normally performed by the bargaining unit.

The company shall endeavor to provide as much notice as possible when contracting is required as well as sufficient notice to the employee that shall function as oversight.

It is understood that the man for man, hour for hour requirement in the CBA can be satisfied within a two week window from the occurrence of contracting without penalty or offense.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Letter of Agreement
Between IBEW 396 and Nevada Power Company

Electric System Control Center Operators

June 26, 2006

This Letter of Agreement is entered into by the International Brotherhood of Electrical Workers Local 396 (Union) and Nevada Power Company (Company), collectively referred to as the Parties, concerning the wages, benefits and other conditions of employment for herein identified incumbent Operator/Dispatcher employees of the Company’s Electric System Control Center in Las Vegas, Nevada.  These employees have been represented by the Union as the Occupational Group “System Control” under a previous Letter of Agreement, and this revised LOA represents key enhancements to the original agreement, addressing such issues as progression, wage rates, classifications and placements within those classifications, and revisions to job tasks (primarily the removal of Balancing and Reliability Functions from Transmission).   This LOA supersedes all previous Letters of Agreement between the Parties concerning the System Control Occupational Group.

DISPATCH
ARTICLE NO. 4
Union Activity
4.3
CONTRACTING WORK:  In case the Company should contract any type of work customarily performed by the Bargaining unit employees the Company shall before awarding such contract will post such opening in accordance with the CBA if no qualified bidders then the Company may contract and shall notify such contractor that all work to be done shall not be less than the terms & conditions pertaining to hours and wages set forth in this agreement.  Upon such award of the contract, the Company shall notify the Union in 30 days in writing of any and all contracts awarded to such contractor and the nature of the work being performed.  The contractor shall be limited to 90 days however after 75 days the Company shall post the openings and if again there are no qualified bidders then the contractors time maybe extended by a mutual agreement between the Company and the Union.

Alternative Shift Agreements
Twelve Hour Shift Schedule (THS)
The following provisions shall supersede the corresponding articles of the Collective Bargaining Agreement for the purpose of establishing work conditions applicable to those employees assigned to the twelve-hour shift (THS) schedule. All paragraphs not listed below should be considered unchanged from the Collective Bargaining Agreement.

WORKING HOURS AND RATES PAY:

■
Workday: Twelve (12) consecutive hours per day shall constitute a work shift.  The day shift shall begin for Distribution at 5:00am; the night shift shall begin at 5:00pm.  The day shift shall begin for Transmission at 5:30am; the night shift at 5:30pm.

■
Workweek: Four (4) twelve (12) hour shifts (48 hours) and three (3) twelve (12) hour shifts (36 hours) as described in Exhibit V-A shall constitute the basic work schedule. 5:01pm Sunday to 5:00pm (Distribution), 5:31pm Sunday to 5:30pm (Transmission) on the next following Sunday shall constitute the regular workweek.   Schedules and starting time maybe changed by mutual agreement between the Union and the Company.

■
Overtime: Time worked in excess of forty (40) hours within a regular workweek shall be considered overtime and will be paid for at one and one-half (1 ½) times the regular established wage rate except as otherwise provided in this article. In computing overtime, intermission taken out for meals served other than on the job shall be deducted. In computing overtime, any holiday not worked will

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

■
be considered as twelve (12) hours worked, as defined in Article 10.3 (Company Holidays). In scheduling overtime work, a minimum of twelve (12) hours notice, prior to the start of said overtime, but prior to leaving the last shift shall be required; otherwise such work will be considered as a callout.  It is understood that this excludes overtime when worked as an extension of a regular shift.  Hours worked in excess of 36 hours on employees’ three day workweek is paid at overtime.

■
Call-Out: Employees who are called for overtime duty shall receive at least two (2) hours pay, and reasonable travel time to and from home will be considered as time worked for the purpose of satisfying the two-hour minimum cited herein.

■
Double Time: Employees who are called out for overtime work within the eight (8) hour period immediately preceding normal workday\night shall receive double time for all time worked during that period with an overtime minimum as provided in Article 6.7.

■
Canceling Overtime: A minimum of twelve (12) hours notice is required on canceling prescheduled overtime, or where customer arrangements are involved, twelve (12) hours notice prior to the employee’s next normal starting time. When such notice of cancellation of prescheduled overtime work is not given in accordance with the above, employees involved will be paid for two (2) hours at established overtime rates if they report and are retained for work.  When such notice of cancellation is not given in accordance with the above, but they are later notified of work cancellation, they will be paid for two (2) hours at time and one-half (1 ½).  If they report and are not retained for work, they shall receive pay for two (2) hours at time and one-half (1 ½).

■
Multiple Call-Outs: If an employee is called for emergency work more than once in the twenty-four (24) hour period from midnight one day to midnight the following day, minimum overtime compensation shall be paid for two (2) hours only for the first call outside of such employee’s regular work hours on work days, or at any time on his on-work days.  For subsequent calls, minimum overtime compensation shall be paid for one (1) hour and travel time as herein provided. For the purpose of this section, concurrent calls or successive calls without a break in work time shall be considered as a single call.  If by reason of a call, an employee works less than the minimum time and into regular work hours, the minimum overtime

Meal Times: When working overtime before or after the regular shift, or when called out for work after the completion of their regular shift, or when called out on the employee’s regularly scheduled days off, or holidays, and such work is continuous for one and one-half (1 ½) hours or more, the Company shall provide all meals unless the employee is released before meal time or the employee may choose to receive the allowance. The normal meal times shall be one and one-half (1 ½) hours before the employee’s normal starting time, six (6) hours after the normal starting time, fourteen (14) hours after the normal starting time, and eight (8) hours before the normal starting time; and meals will be provided as close to these times as circumstances of work will permit.

Rest Time: All employees who are required to work emergency overtime within the eight (8) hour period immediately preceding their scheduled starting time shall, after the emergency, be entitled to time off with straight time pay equal to time worked.  This is not applicable to a callout or scheduled overtime of three (3) hours or less immediately preceding the employee’s normal starting time. If an employee is entitled to time off under above, such time off which would normally begin at the start of the regular shift maybe taken during the last part of the regular shift.  An employee shall not be required to work during his rest period provided adequate relief is available, however, should an employee be required to work during this period, he shall receive straight time for all time worked during his rest period in addition to his rest period pay.

Shift Differential: Seven (7) day coverage employees will be paid the shift differential applicable to the shift under which any hours worked may fall.

February 1, 2011 through January 31, 2013:  $1.02 per hour

Shift premiums shall be payable only for hours actually worked and shall not be payable for non-work time such as holidays, sick leave and vacation.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Holidays: Employees under this agreement shall be granted a front-loaded amount of Holiday hours equal to their annual accrual at the beginning of the payroll year.  These hours can be used by the employees, in the same manner as PTO is utilized, throughout the year with customary supervisory approval.

Upgrade And Overtime Scheduling: System Operators are considered one classification and accordingly will not be upgraded to higher levels except as provided in the Step Progression Article.  The Company may upgrade a qualified employee to provide coverage for a vacant shift as a first choice due to a scheduled or unscheduled absence as long as this upgrade does not constitute overtime for the upgraded employee.  This upgraded employee shall be paid at the rate applicable to the classification being covered for all hours of the coverage assignment. If these arrangements cannot be made and it is necessary to work employee overtime the following steps will be followed:

1.
An employee in the same classification, who is on his or her day off and will have at least twelve (12) hours off between shifts, shall be called to fill the vacant shift in accordance with the overtime list.

2.	If there is no employee willing to accept the overtime offered the employee on shift will be offered, if the supervisor feels they can do so safely, the option of splitting the shift.
3.	The Company may force the person that meets the requirements of step #1 above, to come in and work the shift.
4.	If the Company is still unable to cover the shift at this time, they may use whatever option they choose, including using a member of Management to cover.

It is the intent of the Company not to work employees assigned to the THS schedule beyond their regularly scheduled work hours, however, all employees shall be expected to respond to overtime assignments as necessary.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Twelve Hour Shift (THS) Schedule

Table 1: Transmission Shift Schedules
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W
Op 1	T	T	T							D	D	D	D				N	N	N		D	D	D				N	N	N	N

Op 2	D	D				N	N	N	N					T	T	T	T							D	D	D	D

Op 3			D	D	D	D				N	N	N		D	D	D				N	N	N	N					T	T	T

Op 4			N	N	N		D	D	D				N	N	N	N					T	T	T	T

Op 5	N	N					T	T	T	T							D	D	D	D				N	N	N		D	D	D

Table 2: Sub-Transmission Shift Schedules
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W
Op 1	N	N								D	D	D	D	D	D	D								D	D	D	D	D	D	D
Op 2	D	D								N	N	N	N	N	N	N								N	N	N	N	N	N	N
Op 3			D	D	D	D	D	D	D								D	D	D	D	D	D	D
Op 4			N	N	N	N	N	N	N								N	N	N	N	N	N	N

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Table 3: Distribution Shift Schedules
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W
Op 1	N	N								D	D	D	D	D	D	D								N	N	N	N	N	N	N
Op 2	N	N								D	D	D	D	D	D	D								N	N	N	N	N	N	N
Op 3	N	N								D	D	D	D	D	D	D								N	N	N	N	N	N	N

DA 1	N	N								D	D	D	D	D	D	D								N	N	N	N	N	N	N

Op 4	D	D								N	N	N	N	N	N	N								D	D	D	D	D	D	D
Op 5	D	D								N	N	N	N	N	N	N								D	D	D	D	D	D	D

DA 2	D	D								N	N	N	N	N	N	N								D	D	D	D	D	D	D

Op 6			D	D	D	D	D	D	D								N	N	N	N	N	N	N
Op 7			D	D	D	D	D	D	D								N	N	N	N	N	N	N
Op 8			D	D	D	D	D	D	D								N	N	N	N	N	N	N

DA 3			D	D	D	D	D	D	D								N	N	N	N	N	N	N

Op 9			N	N	N	N	N	N	N								D	D	D	D	D	D	D
Op 10			N	N	N	N	N	N	N								D	D	D	D	D	D	D

DA 4			N	N	N	N	N	N	N								D	D	D	D	D	D	D

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Ten Hour Shift Schedule

	Table 4: Trainer Shift Schedule
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29	30
	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W	T	F	S	S	M	T	W
Trainer	D	D	D				D	D	D	D				D	D	D	D				D	D	D	D				D	D	D

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Vacation and Sick Leave Articles 10, 11 and 12

For Electric System Control only:

It is understood that the Paid Time Off (PTO) program shall only replace the language in Articles 10, 11, and 12 that refer to benefits that are covered in the Paid Time Off program.  All five classifications of the System Control group will be covered on the MPAT PTO and MPAT Short-term disability program with all provisions.  Practices will be consistent with how they are currently managed.

Note: This replaces all of Article 11, 12 and Article 14.9 in the general contract that refers to benefits that are covered in the Paid Time Off Program (PTO).

Management Responsibilities - Article 15, Sec 15.1

Intended to expand Article 15.1: Due to the inherent nature of operating the System, the management will have increased flexibility to provide necessary support and assistance without violating terms of this agreement.  This flexibility is not intended to replace bargaining unit employees.  Management personnel can include, but is not limited to, Supervisors, Operations Engineers, Transmission and Distribution Administrators, Network Engineers, and ESCC Technical Support (EMS) personnel.

Incumbent Contract Employee - Transmission Operations

The Company currently utilizes a contractor resource to perform System Operator duties associated with Transmission Operations.   The Company will continue to contract these duties and pay wages currently established within the existing Vendor Contract until the current contract employee leaves the service of the Company.  At that time the parties agree that these System Operator duties shall be covered under the Collective Bargaining Agreement.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

System Operator Progression

Four families of Operator/Dispatcher classifications are established by this Letter of Agreement for the System Control Occupational Group, namely, Dispatch Assistant, Distribution, Transmission, and Trainer.  Progression within families and between families will be as follows,

Progression Within Dispatch Assistant:
Progression within Dispatch Assistant family will be automatic, based on satisfactory performance and minimum time served in each classification (Table 5).  Any Short Term or Long Term Disability leave taken will not be counted towards minimum time required at each classification.

Progression within Distribution:
Progression within Distribution family will be automatic, based on satisfactory performance and minimum time served in each classification (Table 5).  Any Short Term or Long Term Disability leave taken will not be counted towards minimum time required at each classification.

Progression from Distribution to Transmission:
Progression from Distribution Family to Transmission Family will be based on selection for the vacant position in Sub-Transmission classification from the qualified applicants within Senior Distribution classification.  If no Senior Distribution Operators are interested in transfer to Sub-Transmission Operator classification, other classifications within the Distribution Family may be evaluated for transfer to Sub-Transmission classification. The successful candidate(s) advancing to Sub-Transmission classification must agree to the change of work schedule to Transmission Operator THS (Table 1) whenever transfer to a vacancy in Transmission Operator classification is required.

Within initial 24 months at Sub-Transmission classification, Sub-Transmission Operators will be required to attain NERC Certification (Transmission Operator or higher).  In the instance that an employee in the Sub-Transmission classification is unable to attain NERC Certification within 24 months period, the Company, after exhausting all reasonable efforts to train and mentor the employee to attain the Certification, will re-assign the employee to his/her previously held classification within T&D Operations department, for which the Certification is not a requirement.  If, at that time, there are no existing Distribution Operators interested in Sub-Transmission classification, the Company, at its sole discretion, may continue to train the Sub-Transmission Operator beyond the initial 24 month period in the position.

Progression within Transmission:
Progression from Sub-Transmission Classification to Transmission Classification will be based on selection for the vacant position in Transmission classification from the qualified Sub-Transmission Operators.  The Sub-Transmission Operator, with longest length of time as NERC certified operator will be automatically selected for a vacancy in Transmission Operator classification.  A change of schedule from Sub-Transmission schedule (Table 2) to Transmission schedule (Table 1) will be required.

Vacancies in Dispatch Assistant, Distribution, Transmission and Trainer

Vacancies in Dispatch Assistant, Distribution, Transmission, and Trainer families will be filled as follows,

Dispatch Assistant Vacancies:
All vacancies in Dispatch Assistant family will be advertised per existing CBA provisions.  Vacancies in Dispatch Assistant family will be filled at Dispatcher Assistant Start classification.

Distribution Vacancies:
All vacancies in Distribution family will be advertised per existing CBA provisions.  Vacancies in Distribution family will be filled at Distribution Operator Start classification.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

Sub-Transmission Vacancies from Outside T&D Operations:
If no candidates are available from within the Distribution Family to transfer to the Transmission Family, the vacancies in Sub-Transmission classification may be filled externally (Outside T&D Operations) as per provisions of existing CBA.

External candidates coming into Sub-Transmission classification will be required to attain NERC Certification (Transmission Operator or higher) within the initial 24 months.  In the instance that such an employee in the Sub-Transmission classification is unable to attain NERC Certification within the initial 24 months period, the Company, after exhausting all reasonable efforts to train and mentor the employee to attain the Certification, may re-assign the employee to another classification within T&D Operations department, for which the Certification is not a requirement.  If no vacancies exist in other classifications within T&D Operations, the Company may choose to re-assign the employee to another position outside the T&D Operations department.

Transmission Vacancies:
Vacancies in Transmission classification will be filled by automatic selection of the Sub-Transmission Operator, with longest length of time as NERC certified operator.  A change of schedule from Sub-Transmission schedule (Table 2) to Transmission schedule (Table 1) will be required.

Trainer Vacancies:
All vacancies in Trainer family will be advertised per existing CBA provisions.

Closed Classifications

Upon execution of this LOA, the existing classifications of System Dispatcher I, II, III,  and System Operator I, II, III, shall be deleted.  Incumbent Assistant Dispatchers, Distribution Operators, and Transmission Operators shall be placed in the new classifications established in this LOA.

System Control Classifications and Wage Rates

Upon execution of this LOA, the following classifications and wage rates will be in effect for Dispatcher Assistants, Trainer, and System Operators.

Table 5: System Operator Classifications
Family	Job Code	Classification	Step*	09/01/2011 1.5%	1st Pay Period After 02/01/2012 1.0%

Dispatch Assistant	4016	Dispatcher Assistant Start	1 Year	28.87	29.16
	4017	Dispatcher Assistant	1 Year	29.61	29.91
	4018	Senior Dispatcher Assistant		31.62	31.94

Distribution	4019	Operator Start, Distribution	2 Year	43.87	44.31
	4020	Operator, Distribution	2 Year	45.78	46.24
	4021	Senior Operator, Distribution	Vacancy**	48.39	48.87

Transmission	4022	Operator, Sub-Transmission	Vacancy** NERC***	49.09	49.58
	4023	Operator, Transmission		49.96	50.46

Training	4006	Trainer, System Operator		49.96	50.46

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

*  Step is defined as time required at each classification level
**  Vacancy in the next higher classification is required for progression
***  NERC Certification is required for progression to Transmission Operator

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

System Control Position Descriptions

DISPATCHER ASSISTANT (4017)
Responsible for initial activities relating to power outages and trouble calls.  Monitors and updates the OMS system. May also act as a lead or team member on projects.  Coordinates distribution orders to be dispatched to the Line Troublemen.  Tracks the location of Line Troublemen in order to dispatch them efficiently to their next job.  Timely dispatching of Line Troublemen.  Responsible for answering phones and radios. Maintains and provides system updates.  Facilitates operational functions involving research, notification and follow-ups.  Assist System Dispatchers with operational practices and performs tasks as necessary involving power restoration.  Promotes teamwork.  Develops and maintains effective work relationships by communicating professionally and on a continuous basis.  Informs employee’s relief fully on existing and preceding operating conditions of the system.  Assists System Dispatchers in training of Distribution Dispatch personnel.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

OPERATOR, DISTRIBUTION (4020)
Responsible for continuous, real time, safe, and reliable operation of the distribution system including initial activities relating to power outages and trouble calls. May also act as a lead or team member on projects.  Monitors the OMS system.  Fully capable of assuming the duties of Dispatch Assistant.  Responsible for answering phones and radios.  Maintains and provides system updates. Timely dispatching of Line Troublemen.  Tracks the location and progress of Line Troublemen so dispatched.  Performs research, notification and follow-ups as necessary.  Utilize and update the Outage Management System.  Makes proper notification of system activities as required.  Monitors progress of outages and follows up as necessary.  Research, write, and check switching programs.  Will be required to use independent judgment in order to maintain or restore electric service and will have the direct authority to shed customer load.  Demonstrate ability to operate various systems including but not limited to SCADA, OMS, CADOPS and WMS.  Log and maintain daily log of system events.  Directs field personnel through switching/clearance activities.  Issues Hot Line Permits, Clearances, Intra-Company Releases and Permits to qualified field personnel.  Ensures the accuracy of the distribution mapping system including device and equipment status.  Ensure distribution system integrity by closely monitoring the SCADA system and T & D system status.  Develops contingency plans to help ensure the safe and reliable operation of the distribution system.  Works closely with other departments to resolve loading and customer issues.  Informs employee’s relief fully on existing and preceding operating conditions of the system.   Assists in training of Distribution Dispatch personnel.  Promotes teamwork.  Develops and maintains effective work relationships by communicating professionally and on a continuous basis.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

OPERATOR, SUB-TRANSMISSION (4022)
This real time function is responsible for safe, efficient and reliable operation of the electrical sub-transmission system (primarily 69kV and 138kV) within Nevada Power Company’s control area. May also act as a lead or team member on projects. Works in conjunction with Transmission Operator to ensure power system integrity by continuously monitoring and adjusting as required such items as voltage, power flow, reactive and line loading.  Fully capable of assuming the duties of the Distribution Operator and Dispatch Assistant.  Responsible for and directs switching within substations and on the sub-transmission lines, and issues required clearances and permits while adhering to all NPC Safety rules and procedures. Prepares written switching programs and reviews and approves the switching programs prepared by other Operating personnel.  Will be required to use independent judgment in order to maintain or restore electric service and will have the direct authority to shed customer load.  Adheres to all applicable WECC and NERC policies and NPC transmission system business procedures. Must become NERC-Certified within two years in position.  Completes required training to attain and/or maintain NERC Certification.  Maintains daily logs, prepares and distributes daily reports. Maintains and provides system operations updates as needed.  Employees will perform any and all tasks for which they are properly trained and can competently and safely perform.

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

NERC CERTIFICATION REQUIREMENT (SUB-TRANSMISSION CLASSIFICATION) (4022)
The requirement to attain NERC Certification within two years of attaining the Sub-Transmission classification is intended to prepare the incumbent employee for progression to the Transmission classification and to provide reasonable backstop measures to ensure that the system is being operated at all times by a NERC-Certified Operator.  In the instance that an employee in the Sub-Transmission classification is unable to attain NERC Certification within 24 months period, the Company, after exhausting all reasonable efforts to train and mentor the employee to attain the Certification, will re-assign the employee to his/her previously held classification within T&D Operations department, for which Certification is not a requirement.  If, at that time, there are no existing Distribution Operators interested in Sub-Transmission classification, the Company may continue to train the Sub-Transmission Operator beyond the initial 24 month period in the position.

OPERATOR, TRANSMISSION (4023)
This real time function is responsible for safe, efficient and reliable operation of the electrical transmission system (69 kV and above) within Nevada Power Company’s control area. May also act as a lead or team member on projects. Ensures power system integrity by continuously monitoring and adjusting as required such items as voltage, power flow, reactive and line loading. Responsible for and directs switching on the Transmission system and issues required clearances and permits while adhering to all NV Energy Safety rules and procedures. Prepares written switching programs and reviews and approves the switching programs prepared by other Operating personnel.  Will be required to use independent judgment in order to maintain or restore electric service and will have the direct authority to shed customer load.  Performs contingency analysis, and adjusts system parameters as necessary to preserve electric transmission system reliability.  Adheres to all applicable WECC and NERC policies and NV ENERGY transmission system business procedures. Maintains daily logs, prepares and distributes daily reports. Performs additional Transmission Operation duties as required.  Serves as on-the-job trainer and mentor for Sub-Transmission Operators.  Must be NERC-certified.

The System Operators grandfathered at Transmission Operator III level are trained and capable of operating the Reliability Operator functions for Nevada Power Company system.  The operators in this closed classification (Transmission Operator III) may be called upon to assist Reliability Operators when and if needed.

TRAINER, SYSTEM OPERATOR (4006)
Primary responsibility is to conduct system operator training associated with NPC ESCC Transmission and Distribution Operations, including development, updating, record keeping and staying current with training needs. Must hold highest NERC certification. Must maintain qualifications or become a qualified trainer for any applicable Transmission or Distribution Operations courses, including NERC or WECC courses. Performs additional Transmission Operation duties as required.

Other:
All other terms and conditions of the CBA, existing LOA, and any written agreements between the Parties apply.

Agreed to this date by

/s/ Paul Kaleta	/s/ Charles W. Randall
For Company/Date	For Union/Date

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

A

ALTERNATIVE, 15, 30,48, 56, 61, 75, 105
ALTERNATIVE SHIFTS, 15, 67, 109, 114, 116, 138,
AMENDMENT, 4, 50, 53
APPLICATION REFERRAL, 10
APPRENTICE, 50, 80, 81, 120
ASSIGNMENT TO AN ESTABLISHED SCHEDULE, 19

B

BANKED HOLIDAYS, 30, 111, 118
BENEFIT, 3, 11, 12, 13, 34, 35, 36, 39, 40, 44, 49
BENEFITS, 8, 9, 10, 11, 12, 24, 29, 33, 34, 35, 36, 38, 40, 41, 42, 43, 44, 45
BI-LINGUAL REPRESENTATIVES, 62
BOARD AND LODGING, 20
BREAK PERIOD, 15, 76, 106, 100, 116
BRIDGED TIME FOR RE-HIRED EMPLOYEES, 24, 32
BULLETIN BOARDS, 7
BUSINESS MANAGEMENT, 6

C

CALL-OUTS, 16, 62, 76, 77, 106, 107, 108, 100, 116, 139
CHANGE, 9, 18, 19, 22, 23, 24, 29, 38, 42, 44, 48, 53, 60, 62, 65, 75, 77, 105, 110, 111, 117, 136, 145, 146
CLASSIFICATION, 3, 9, 10, 11, 15, 23, 24, 35, 48, 51, 52, 57, 59, 64, 65, 69, 81, 107, 112, 117, 120, 129, 134, 140, 145, 146, 149
CLASSIFICATIONS, 4, 8, 10, 16, 48, 61, 73, 77, 102, 107, 131, 132, 134, 138, 144, 145, 146
COMPANY HOLIDAYS, 29, 102
CONSIDERATIONS, 31, 32, 33, 77, 108
CONSTRUCTION, 52, 73, 74, 80, 104
CONTINUITY OF SERVICE, 3
CONTRACTING, 7, 11, 58, 73, 104, 132, 133, 136, 137, 138
CREW, 50, 52, 78, 80, 101, 119, 120, 129

D

DAYS OFF, 17, 19, 21, 29, 32, 46, 51, 59, 61, 67, 75, 76, 105, 106,111, 112, 116, 139
DISABILITY, 4, 29, 32, 33, 34, 35, 36, 37, 43, 44, 56, 62, 144, 145,
DISCIPLINE, 6, 15, 22, 48, 78
DOUBLE TIME,16, 29, 32, 62, 67, 76, 106, 110, 112, 113, 115, 116, 139

E

EARLY RELEASE, 21
ELIGIBILITY, 12, 33, 37, 40, 42, 43, 44, 56, 59, 66
ELIGIBLE EMPLOYEES, 13, 29, 30, 33, 38, 39, 43
EMERGENCY, 4, 16, 19, 27, 37, 48, 60, 75, 80, 107, 110, 111, 115, 139
EMERGENCY OR TEMPORARY SCHEDULES, 19, 20, 105, 114
EMPLOYEE STATUS DESIGNATION, 8
ENERGIZED PANELS, 28
EQUALIZATION, 16, 62, 77, 107, 129
EQUALIZING ASSIGNMENTS, 20
ESTABLISHING PERMANENT SCHEDULES, 17, 115
EXCEPTIONS, 16, 18, 33, 107
EXCLUSIONS, 33, 44

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

F

FACILITIES, 22, 26, 27, 28, 48, 52, 73, 74, 130
FAMILY, 37, 39, 46, 47, 48, 65, 112, 113, 145, 146
FIRST SHIFT, 17, 61, 67, 75, 105, 114
FLOATING HOLIDAY, 29, 30, 56

H

HEADQUARTERS, 12, 20, 23, 64, 76, 106
HEALTH AND SAFETY, 28
HEARING PROCEDURES, 23, 136
HOLIDAYS, 16, 17, 29, 30, 56, 67, 102, 107, 111, 115, 117, 118, 139

I

INCLEMENT WEATHER, 27
INJURIES, 36
INTERVIEW, 23, 66, 136
INTRA-DEPARTMENTAL WORK LOCATION CHANGE, 22, 24
INTRODUCTION, 3, 33

J

JOB CODE, 71, 93, 125, 134, 146
JURY DUTY, 46

L

LABOR, 16, 19, 24, 27, 48, 49, 62, 66, 77, 107
LEAD, 45, 51, 64, 69, 80, 101
LEAST SENIOR QUALIFIED, 17, 19, 117
LEAVES, 29, 31, 45
LICENSE, 52, 63
LIGHT DUTY, 32, 34
LUNCH PERIODS, 15, 67, 114, 116

M

MEAL, 20, 60, 67, 76, 106, 109, 115
MEAL PERIODS, 15, 17, 19, 20, 21, 76, 110, 114, 117
MEAL RATES, 21
MEAL TIMES, 111, 117, 139
MEDICAL, 8, 11, 12, 30, 33, 35, 37, 38, 42, 44, 45, 47, 59, 65
MILEAGE, 20, 63, 64
MILEAGE ALLOWANCE, 20
MOVING EXPENSES, 23
MUTUAL INTERESTS, 18, 27

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

N

NEW EMPLOYEES, 5, 31
NO QUALIFIED BIDDERS, 23, 138
NON-DISCRIMINATION,3, 4
NOTIFICATION, 10, 11,17, 18, 19, 21, 25, 26, 33, 49, 51, 56, 63, 78, 101, 108, 115, 117

O

OFFICE, 5, 22, 45, 62, 63, 64
OUT OF TOWN WORK, 20

P

PART-TIME, 9, 10, 11, 15, 39, 42, 59, 61, 65, 116
PAY DAYS, 16, 23, 107
PAY PROVISIONS, 16, 23, 107
PICKET, 4
POLICIES, 16, 27, 32, 49, 62, 77, 107, 134
POSTING, 7, 23, 66
POSTING REQUIREMENT, 22
POSTINGS, 22
PREMIUM, 11, 17, 18, 19, 20, 29, 30, 45, 59, 61, 62, 75, 76, 77, 105, 106, 108, 111, 114, 115, 117, 119
PROBATIONARY, 8, 9, 10, 11, 24, 29, 31, 44, 62, 65, 66
PROVISIONS, 3, 4, 6, 10, 16, 19, 21, 22, 23, 25, 27, 29, 30, 32, 33, 34, 35, 36, 40, 42, 43, 45, 48, 49, 51, 53, 56, 64, 65, 73, 102, 104, 107, 110, 139, 145, 146

R

RAIN GEAR, 28
RATE OF PAY AND ROTATION, 20
RATES, 3, 15, 23, 38, 44, 45, 61, 63, 66, 67, 75, 78, 102, 105, 107, 109, 114, 116, 138, 146
RECALL, 10, 11, 32, 45, 56, 57, 73, 104
RECALL RIGHTS, 11
RECOVERING OVERPAYMENTS, 16, 107
RED CIRCLE/GRANDFATHER, 15
REGULAR, 7, 8, 9, 11, 15, 16, 17, 19, 20, 24, 29, 31, 32, 34, 35, 42, 45, 46, 52, 59, 61, 63, 64, 65, 75, 102, 105, 108, 110, 111, 114, 115, 116, 138, 139
REPORTING DEFICIENCIES, 27
REPORTING LOCATION, 64
REST TIME, 16, 17, 32, 67, 77, 107, 111, 115, 117, 139
RETURN TO ORIGINAL OR OTHER SCHEDULE, 18
RETURN TO ORIGINAL SCHEDULE, 20
RIGHT OF ASSIGNMENT, 18, 19
RULE VIOLATIONS, 27

NV Energy – IBEW L396
Collective Bargaining Agreement
09/01/2011– 01/31/2013

S

SAFETY, 27, 28, 35, 39, 48, 51, 80, 119
SAFETY COMMITTEE, 27
SAFETY INVESTIGATIONS, 27
SAFETY MEETINGS, 27
SCHEDULE PREFERENCE AGREEMENTS, 18
SCHEDULING, 31, 32, 63, 65, 67, 78, 108, 109, 112,117, 139, 140
SECOND SHIFT, 17, 61, 67, 75, 105, 114, 136
SELECTION CRITERIA, 23, 24, 136
SEMI-ANNUAL INSPECTIONS, 27
SENIORITY, 8, 9, 10, 11, 12, 17, 22, 23, 24, 31, 32, 35, 45, 46, 56, 57, 59, 64, 65, 117, 129, 136
SEVEN DAY COVERAGE, 15, 75, 105
SEVEN-DAY COVERAGE EMPLOYEES, 16
SEVERANCE, 11, 12, 13, 14, 33, 73, 104, 130
SHIFT DIFFERENTIAL, 17, 18, 19, 20, 60, 61, 75, 105, 111, 115, 129, 139
SICK, 10, 17, 19, 30, 32, 33, 34, 35, 36, 45, 47, 56, 62, 111, 112, 113, 139, 144
STAFFING OF SCHEDULES, 17
STRAIGHT TIME PAY, 15, 16, 31, 32, 67, 77, 107, 111, 112, 115, 139
SUBPOENA, 46,

T

TEMPORARY, 8, 9, 10, 11, 19, 20, 23, 34, 39, 40, 42, 44, 45, 51, 52, 56, 57, 75, 80, 136
TEMPORARY EMPLOYEES, 30, 46, 64, 65, 111
THIRD SHIFT, 17, 61, 67, 75, 105, 114
TIME AND A HALF, 60, 62, 67, 76, 102, 106, 115, 116
TOOLS, 51, 80
TRAINING, 9, 10, 12, 18, 35, 36, 45, 46, 50, 52, 60, 65, 80, 131, 134, 136
TRAINING EXCEPTIONS, 18
TRAVEL TIME, 18, 77, 78, 107,108, 110, 139
TRAVEL TIME FOR OUT OF TOWN TRAINING, 18
TRIAL PERIOD, 23, 24, 136

U

UNION BUSINESS, 5, 7, 9, 23, 35
UNION DUES, 5
UNION LEADERSHIP ACCESS, 7
UNION STEWARD BUSINESS, 7

V

VACATION,10, 16, 17, 31, 32, 33, 34, 37, 45, 46, 47, 51, 52, 56, 61, 62, 65, 66, 67, 76, 106, 107, 111, 112, 114, 115, 118, 139, 144
VEHICLE, 52, 63
VOLUNTEERS, 12,17, 19, 49, 56, 57, 65, 117, 129, 131

W

WAGES, 3, 5, 15, 16, 48, 49, 56, 58, 71, 93, 107, 125, 132, 134, 146
WELDING, 51
WORK WEEK, 19, 46, 61, 75, 102, 105, 112, 114, 115, 116
WORKDAY, 16, 18, 29, 32, 33, 59, 67, 102, 107, 109, 110, 112, 114, 116, 117, 138
WORKED HOLIDAYS, 29